UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

PAYPAL HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2022 Notice of Annual Meeting of Stockholders and Proxy Statement 2021 Annual Report

Our Two-sided Platform Serves Merchants and Consumers

MERCHANTS	CONSUMERS
Power all aspects of digital checkout online, on mobile and in store	Provide solutions to help people manage and move money both domestically and internationally
Offer access to seamless credit solutions to enable growth	Offer credit services that are accessible and cost effective
Help identify fraud and improve risk management	Facilitate simple, secure payments across devices
Offer tools and insights to attract new customers and increase sales	Deliver flexibility with payment options globally, across platforms and merchants

PayPal's Payment Solutions

Collectively connect to 426 Million Active Accounts[1]

P2P[2]
PayPal
venmo
xoom
Checkout[2]
PayPal
venmo
Pay Later
paidy
Payments Processing[2]
PayPal
Braintree
Payouts[2]
PayPal
HYPERWALLET
In-Person[2]
PayPal Zettle
Business & Risk Services
simility
chargehound
Happy Returns
Marketing Tools
honey

Merchants integrate with PayPal to manage their business

Consumers use PayPal for financial services and shopping tools

[1] As of December 31, 2021

Our Two-sided Platform Serves Merchants and Consumers MERCHANTS CONSUMERS Power all aspects of digital Provide solutions to help people checkout online, on mobile manage and move money both and in store domestically and internationally Offer access to seamless credit Offer credit services that are solutions to enable growth accessible and cost effective Help identify fraud and Facilitate simple, secure improve risk management payments across devices Offer tools and insights to attract Deliver flexibility with new customers and increase sales payment options globally, across platforms and merchants PayPal’s Payment Solutions Collectively connect to 426 Million Active Accounts1 Merchants integrate with Consumers use PayPal for financial PayPal to manage their business services and shopping tools 1 As of December 31, 2021 2 Our combined payment solutions comprise our proprietary payment platform.

Message from

Our President and CEO

Dear Colleagues, Customers, Partners and Stockholders:

2021 was yet another year of disruption, change and opportunity for growth. Leveraging the scale of our two-sided network and the strong foundation of trust PayPal has built with key stakeholders around the world, we launched more products and experiences than in any other year in our history. We undertook a significant redesign of our PayPal and Venmo digital wallets, expanded our global pay later footprint, introduced the ability to checkout with crypto and launched Zettle in the United States, among many other innovations.

We are in a much stronger competitive position than we were two years ago at the start of the pandemic. The investments we have made in our business drove 11% growth in our transactions per active account at the end of 2021. This increased engagement helped us surpass $1 trillion in annual total payment volume for the first time in our history. While the sustainability of elevated new account growth and activity driven by the pandemic proved difficult to forecast, the fundamentals of our business remain strong–and the diversification of our platform, new products and services and our innovative spirit have generated tremendous resilience.

Above all, we know we must continue to build and preserve trust with our key stakeholders. Trust is our greatest asset. To provide our customers with safe and secure products and services, we are committed to responsible, customer-centric innovation and continued investment in cybersecurity as a business priority. Trust is also built and maintained through delivering on our commitments in a manner aligned with our mission and values. This trust allows us to lead through ongoing, dynamic change and to deliver impact at scale.

We are proud of the ways we lived our values, both inside and outside PayPal, over the past year. We continued to prioritize our employees’ health and wellness through the pandemic. We organized vaccine drives and gave employees additional time off to help make vaccinations more accessible. As India dealt with a devasting COVID-19 surge last spring, we provided access to on-the-ground services to our employees and their families, while our employees donated more than $200,000 to our India COVID-19 relief fundraiser, a milestone in employee giving.

We advanced our employee financial wellness initiative designed to strengthen the financial security of our workforce through financial education and coaching, early access to earned wages, targeted wellness grants and quarterly vesting after one year for certain future equity grants. We are proud to have completed the allocation of funding from our $535 million commitment to racial equity and social justice, and we established the Maggie Lena Walker Award to recognize underrepresented women who are economically empowering their communities. We also announced a new $108 million multi-year commitment to advance the financial inclusion and economic empowerment of women and girls around the world.

We believe that delivering on our mission and strategy requires us to effectively manage our environmental, social and governance (“ESG”) risks and opportunities. We made significant progress across our four key pillars–social innovation, employees and culture, environmental sustainability and responsible business practices. We are particularly proud to have achieved our goal of matching 100% of energy use from our data center operations with renewable generation, putting us two years ahead of our initial target of 2023. Our Global Impact Report, launching later this month, will provide additional information on our priorities and progress.

The past year proved challenging in many ways–from new COVID-19 variants to slowing ecommerce growth and disruptions in the global supply chain. While it is impossible to predict the future, we are fortunate to have several fundamental advantages that we believe will continue to put us in a strong position for growth. These include the scope and scale of our two-sided network, the financial strength of our business, the trust we have built with regulators and customers, a passionate employee population and a deep commitment to our mission and purpose.

Coming into 2022, we are prioritizing and investing in key aspects of our business to position PayPal for the next stage of growth. To seize the opportunities in front of us, we are mobilizing around the following strategic priorities that will enable us to drive greater customer impact.

•	Accelerate our Leadership in Checkout

We are already making it faster and easier to checkout with some of the highest authorization rates in our industry. We are now enhancing our focus on delivering a world-class checkout experience for our customers. Today, more than 70% of the top North American and European retailers, including more than 80% of the top U.S. retailers, accept PayPal or Venmo at checkout. We are also focused on continuing to grow our leadership position in branded payments.

•	Become the World’s Leading Digital Wallet

We are continuing to strengthen our digital wallet to be the most engaging app at the center of our consumers’ daily commercial and financial lives by providing access to a wide array of services, including consumer financial services, crypto and digital currencies, bill pay, shopping offers, returns and more.

•	Bring the PayPal Value Proposition to In-Person Commerce

The distinction between physical and digital is disappearing. We are focused on extending the PayPal wallet into all contexts, enabling customers to pay online or in person. To do this, we are building our capabilities and working with our merchants to blend digital and physical commerce to create seamless customer experiences.

•	Strengthen our Merchant Platform and Enhance our Commerce Enablement Capabilities

We must further strengthen the foundation of payments processing and provide a comprehensive, unified platform for merchants to navigate the digital economy. We are focused on simplifying our integrations and unifying around common platforms.

•	Invest in Key Enablers

We are focused on investing in our foundational capabilities, such as identity, data insights and our shared tools and platforms to create better and more meaningful experiences for our customers as we work to bring new capabilities to the market. These investments will bolster our reliability and availability, helping to ensure that we are best in class at the basics. In addition, we plan to expand our offerings in the rapidly growing markets of China, Japan and Mexico.

I want to close with an acknowledgement that the Russian military aggression in Ukraine continues to have a devastating impact on the Ukrainian people. Our hearts are with the Ukrainian people as they experience terrible loss and suffering. Throughout this terrible humanitarian crisis, our teams have stepped up to enable our employees and customers to support urgent Ukrainian relief efforts. Our teams have worked around the clock to expand access to PayPal services for Ukrainian people to receive financial support quickly and securely from family and loved ones. Additionally, PayPal and our charity partners have helped raise more than $420 million to support humanitarian relief in Ukraine. This remarkable outpouring of concern and generosity demonstrates the strength of the PayPal community and platform.

We believe that we have never had more opportunity to drive lasting impact for the customers and communities we serve. We are shaping the future of the digital economy by transforming financial services and commerce so that more people, businesses and communities can thrive. We remain confident that PayPal is well-positioned to lead. Driven by passion and commitment from our employees, and with values at our core, we will further strengthen the company as we enter our next stage of growth. Thank you for joining us on this journey and I am excited for what we will achieve in the year ahead.

Thank you.

Dan Schulman

President and CEO

PayPal Holdings, Inc.

Message from

Our Independent Board Chair

Dear PayPal Stockholders,

2021 was a year of ongoing challenges and opportunities as we continued to navigate the global pandemic and address the resulting uncertainties. Throughout 2021, our Board worked closely with management to maintain consistency with PayPal’s overall mission. We also continued to strengthen diversity at the Board level and in our workforce, advance our environmental, social and governance (“ESG”) programs and initiatives and proactively engage with our stakeholders.

Commitment to Diversity and Inclusion

Board Composition and Diversity. We continue to broaden the diversity of our Board. Today, 50% of our Board members standing for election are women or from diverse ethnic groups, up from 45% last year. Our focus on diversity, inclusion, equity and belonging (“DIE&B”) extends to our executive officers, 43% of whom are women and/or from diverse ethnic groups. Our Board’s balanced mix of diversity, skills and experience enables it to effectively perform its oversight responsibilities, and we continually review and assess the skills and experience of our Board members.

People. We recognize the fundamental importance of attracting, developing and retaining top global talent and remain committed to fostering a diverse workforce and inclusive culture. Across our workforce, we reached 56% overall diverse workforce representation, including 44% global gender diversity and 52% U.S. ethnic diversity, as of December 31, 2021. Our Board is updated regularly on PayPal’s strategy, programs and actions relating to our human capital (global talent) management strategy. Beginning in 2021, we have incorporated DIE&B considerations into the individual performance component of our annual incentive plan for our executive officers.

Environmental, Social and Governance

Our Board’s oversight responsibilities extend to PayPal’s ESG strategy and related risks and opportunities. Our Corporate Governance and Nominating Committee is responsible for oversight of our overall ESG strategy. Consistent with the scope of its oversight responsibilities, our Audit, Risk and Compliance Committee oversees PayPal’s risk and compliance framework, including key risks related to cybersecurity, information security and privacy, and our Compensation Committee oversees risks related to our employees. As a Board, we stay informed on priority ESG matters and emerging trends through quarterly briefings.

Stakeholder Engagement

Proactive engagement with all of our stakeholders is an essential part of our Board’s commitment to robust governance and effective oversight. We regularly engage with our stockholders, customers, employees, regulators and communities through a variety of channels to ensure that we understand and thoughtfully consider their perspectives and priorities. Throughout 2021, we conducted an extensive stockholder engagement program. We reached out to investors representing approximately 58% of our common stock, and holders of approximately 38% of our common stock responded and engaged with us on issues including our operating performance, strategic initiatives, our ongoing response to COVID-19, key governance and compensation topics and vital ESG matters. Our Board is grateful for the valuable perspectives, insights and feedback received through these engagements and we look forward to our continued dialogue with our stockholders and other stakeholders going forward.

On behalf of our Board, thank you for your investment in PayPal.

Sincerely yours,

John J. Donahoe

Independent Board Chair

April 19, 2022

1	Notice of 2022 Annual Meeting of Stockholders

2	Important Information About PayPal’s Virtual Annual Meeting

3	Proxy Statement Summary

12	PROPOSAL 1: Election of Directors

16	Director Biographies

22	Corporate Governance

22	Board Leadership

22	Director Independence

23	Board Committees

26	Board Oversight

29	Board and Committee Evaluations

29	Board and Committee Meetings and Attendance

29	Stockholder Engagement

32	Corporate Governance Documents

33	Related Person Transactions

33	Delinquent Section 16(a) Reports

34	Director Compensation

37	ESG Oversight and Highlights

37	ESG Governance Structure

38	ESG Strategy

40	Priority ESG Programs

42	Human Capital Management

44	Stock Ownership Information

45	Information About Our Executive Officers

48	PROPOSAL 2: Advisory Vote to Approve Named Executive Officer Compensation

49	PROPOSAL 3: Advisory Vote on the Frequency of the Stockholder Advisory Vote to Approve Named Executive Officer Compensation

50	Compensation Discussion and Analysis

50	Named Executive Officers

50	Executive Summary

54	Executive Compensation Program Design

54	Alignment of Compensation with Performance Results

55	2021 Compensation Framework and Decisions

63	Our Structure for Setting Compensation

65	Other Compensation Elements

65	Other Compensation Practices and Policies

68	Compensation Tables

76	CEO Pay Ratio Disclosure

77	Equity Compensation Plan Information

78	PROPOSAL 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Auditor for 2022

81	PROPOSAL 5: Stockholder Proposal – Special Shareholder Meeting Improvement

84	Frequently Asked Questions

93	APPENDIX A: Reconciliation of Non-GAAP Financial Measures

Notice of 2022 Annual Meeting of Stockholders

Thursday, June 2, 2022

8:00 a.m. Pacific Time

Online at: www.virtualshareholdermeeting.com/PYPL2022

There is no physical location for the 2022 Annual Meeting.

ITEMS OF BUSINESS

1.	Election of the 12 director nominees named in this proxy statement.
2.	Advisory vote to approve named executive officer compensation.
3.	Advisory vote on the frequency of the stockholder advisory vote to approve named executive officer compensation.
4.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2022.
5.	Consideration of one stockholder proposal, if properly presented at the Annual Meeting.
6.	Such other business as may properly come before the Annual Meeting.

RECORD DATE

Tuesday, April 5, 2022 (the “Record Date”)

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

PARTICIPATION IN VIRTUAL ANNUAL MEETING

We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at www.virtualshareholdermeeting.com/PYPL2022. Please see “Important Information About PayPal’s Virtual Annual Meeting” on the following page for additional information.

The Annual Meeting will begin promptly at 8:00 a.m. Pacific Time. The virtual meeting room will open at 7:45 a.m. Pacific Time for registration.

VOTING

Your vote is very important to us. Please act as soon as possible to vote your shares, even if you plan to participate in the Annual Meeting. For specific instructions on how to vote your shares, please see “Frequently Asked Questions – Voting Information” beginning on page 86 of this proxy statement.

    REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF THREE WAYS:

INTERNET Visit the website on your proxy card	BY TELEPHONE Call the telephone number on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope
Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

By Order of the Board of Directors

Brian Y. Yamasaki

Corporate Secretary

April 19, 2022

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about April 19, 2022.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 2, 2022

This proxy statement and PayPal Holdings, Inc.’s 2021 Annual Report are available electronically at
https://investor.pypl.com/financials/annual-reports/default.aspx and (with your 16-digit control number) at www.proxyvote.com.

• 2022 Proxy Statement	1

IMPORTANT INFORMATION ABOUT PAYPAL’S VIRTUAL ANNUAL MEETING

Important Information About PayPal’s
Virtual Annual Meeting

PayPal’s 2022 Annual Meeting will be conducted online only, via live video webcast. Stockholders will be able to access the meeting live by visiting www.virtualshareholdermeeting.com/PYPL2022. We have adopted a virtual meeting format to broaden stockholder access and encourage participation and communication with our management.

We have conducted efficient and effective virtual meetings since PayPal became an independent company in 2015. We intend to continue to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any Internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders–regardless of size, resources or physical location, reduces our environmental impact, protects the health and safety of attendees and saves the Company’s and stockholders’ time and money.

Participating in the Virtual Annual Meeting

•	Instructions on how to attend the virtual Annual Meeting are posted at www.virtualshareholdermeeting.com/PYPL2022.

•	You may log in to the meeting platform beginning at 7:45 a.m. Pacific Time on June 2, 2022. The meeting will begin promptly at 8:00 a.m. Pacific Time.

•	You will need the 16-digit control number provided in your proxy materials to attend the virtual Annual Meeting and listen live at www.virtualshareholdermeeting.com/PYPL2022.

•	Stockholders of record and beneficial owners as of the April 5, 2022 Record Date may vote their shares electronically during the virtual Annual Meeting.

•

On the date of the Annual Meeting, if you have questions about how to attend and participate, or encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 1-844-986-0822 (U.S.) or 1-303-562-9302 (International).

Additional Information About the Virtual Annual Meeting

•

Stockholders may submit questions in advance of the meeting at www.proxyvote.com before 8:59 p.m. Pacific Time on June 1, 2022, or during the live meeting at www.virtualshareholdermeeting.com/PYPL2022.

•	During the meeting’s live Q&A session, members of our executive management team and our Board Chair will answer questions (including those submitted in advance) as time permits.

•	Our rules of conduct and procedure for the meeting generally provide that:

•	Management will answer stockholder questions after the formal meeting has concluded.

•	We limit each stockholder to one question so we can answer questions from as many stockholders as possible. Questions should be succinct and cover only one topic per question. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. In addition, questions may be edited for brevity and grammatical corrections.

•	We do not intend to address any questions that are, among other things: irrelevant to the business of the Company or to the business of the Annual Meeting; related to material non-public information of the Company; related to personal matters or grievances; derogatory or otherwise in bad taste; repetitious statements already made by another stockholder; in furtherance of the stockholder’s personal or business interests; or out of order or not otherwise suitable for the conduct of the Annual Meeting, in each case as determined by the Board Chair or Corporate Secretary in their reasonable discretion.

•

If there are matters of individual concern to a stockholder (rather than of general concern to all stockholders), or if we are not able to answer all the questions posed, stockholders may contact us separately after the meeting through our Investor Relations department by email at investorrelations@paypal.com.

•

We will post our Q&A on our Investor Relations website as soon as practicable after the Annual Meeting. In addition, a replay of the meeting will be publicly available on our Investor Relations website after the meeting concludes.

2	• 2022 Proxy Statement

PROXY STATEMENT SUMMARY

Proxy Statement Summary

This summary highlights certain information contained elsewhere in this proxy statement for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”). This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting.

2022 Annual Meeting Information

TIME AND DATE 8:00 a.m. Pacific Time on June 2, 2022	PLACE Online at www.virtualshareholdermeeting.com/PYPL2022. There is no physical location for the Annual Meeting.	RECORD DATE April 5, 2022

Proposals to be Voted on and Board Voting Recommendations

Proposal		Recommendation of the Board	Page

1	Election of 12 Director Nominees Named in this Proxy Statement	FOR each of the nominees	12

2	Advisory Vote to Approve Named Executive Officer Compensation	FOR	48

3	Advisory Vote on the Frequency of the Stockholder Advisory Vote to Approve Named Executive Officer Compensation	FOR “EVERY YEAR”	49

4	Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Auditor for 2022	FOR	78

5	Vote on Stockholder Proposal – Special Shareholder Meeting Improvement	AGAINST	81

Our 2021 Key Highlights

2021 presented unique challenges and opportunities as the world navigated the second year of the COVID-19 pandemic. Consumer behavior and expectations continued to evolve amidst an ever-changing landscape. As one of the world’s most recognized and trusted brands, we continued to expand and transform our offerings to give consumers and merchants the digital payments, financial services and commerce tools they need to join and thrive in today’s increasingly digital economy.

Strong Financial and Operational Performance

In 2021, we delivered strong financial and operational performance across our key performance metrics following the prior year’s record setting results. Our revenue increased to $25.4 billion. We added approximately 48.9 million net new active accounts, ending the year with 426 million active consumer and merchant accounts. Our total payment volume increased to $1.25 trillion and customer engagement grew to an average of 45.4 transactions per active account as we continued to scale our acceptance worldwide and advance our leadership in digital payments.

In addition, we continued to innovate at scale as we launched a record number of products and experiences in 2021. We integrated Honey into the new PayPal app to help consumers shop and discover deals and new brands. We expanded our checkout capabilities to help consumers pay on their own terms, whether in-store with QR codes, over time with our global pay later offerings or with emerging funding sources like cryptocurrencies or reward points. We also acquired Happy Returns to anchor our post-purchase process and make returns easier and more affordable.

• 2022 Proxy Statement	3

PROXY STATEMENT SUMMARY

Our 2021 Key Highlights

Performance Highlights

Revenue
$ In Billions
30
25
20
15
10
5
0
$17.8
$21.5
$25.4
2019
2020
2021
Non-GAAP
Operating Margin[1]
%
25
20
15
10
5
0
23%
25%
25%
2019
2020
2021
Free Cash Flow[1]
$ In Billions
6
5
4
3
2
1
0
$3.4
$5.0
$5.4
2019
2020
2021

Creating value for our stockholders:

17%

Revenue Growth on an FX-Neutral Basis

Expanding our base:

426M

Active Accounts
(Up 13% from 2020)

Gaining share:

$1.25T

Total Payment Volume
(Up 33% from 2020)

[1]

Non-GAAP Operating Margin and Free Cash Flow are not financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). For information on how we compute these non-GAAP financial measures and a reconciliation to the most directly comparable financial measures prepared in accordance with GAAP, please refer to “Appendix A: Reconciliation of Non-GAAP Financial Measures” in this proxy statement.

4	• 2022 Proxy Statement

PROXY STATEMENT SUMMARY

Our 2021 Key Highlights

Sustainable Stockholder Value Creation

PayPal’s approach to stockholder value creation under Mr. Schulman’s leadership is evident in our emphasis on long-term financially sustainable returns to our stockholders. Our three-year total stockholder return* was 124%, and our one-year total stockholder return** was -19%.

Total Stockholder Return (“TSR”) as an Independent Public Company***

*	Measured from December 31, 2018 to December 31, 2021
**	Measured from December 31, 2020 to December 31, 2021
***	Assumes $100 was invested in 2015

To learn more about how our 2021 performance relates to our executive compensation program, see the Compensation Discussion and Analysis beginning on page 50 of this proxy statement.

Progress Toward Addressing Racial and Economic Inequality

Launched in 2020, our $535 million commitment to advance racial equity, sustain and strengthen underrepresented businesses and communities and help address the economic underpinnings of racial injustice has driven meaningful impacts. We have grown our community of partners, deepened our understanding of the racial wealth gap and the solutions to help close it and strengthened our own culture. We have allocated the full $535 million and are continuing to identify new opportunities to expand our impact and cultivate positive change. In 2021, we launched the Maggie Lena Walker Award to recognize underrepresented women who are economically empowering their communities.

Our Ongoing Response to COVID-19

The unique challenges of the COVID-19 pandemic have in many ways only reinforced our commitment to our values and our stakeholders. Our products and services are perhaps more important and more relevant than ever before. We remain steadfast in our mission and we are committed to using our business to address the hardships facing our employees, customers and communities.

•

Customers: By leveraging the scale and strength of our platform, we introduced new ways to make accessing critical funds more convenient and seamless, including Cash a Check with Venmo, which allowed individuals to cash their stimulus checks at no charge, as well as continued to enable access to an additional $1 billion in loans for U.S.-based small businesses through the Paycheck Protection Program.

•

Communities: We partnered with Uber and Walgreens to introduce the Vaccine Access Fund, through which we collectively donated $11 million to help connect people without transportation to COVID-19 vaccination sites, particularly those in underserved communities. PayPal employees around the world mobilized to support their communities during the crisis, including contributing a collective $200,000 to our India COVID-19 relief fundraiser.

•

Employees: We organized vaccine drives and gave employees additional time off to help make vaccinations more accessible, provided additional mental health resources to manage stress and offered tools necessary to navigate a new hybrid work environment.

• 2022 Proxy Statement	5

PROXY STATEMENT SUMMARY

2022 Director Nominees

2022 Director Nominees

The following tables provide summary information about our director nominees. All our 2022 director nominees are independent except Mr. Schulman, PayPal’s President and CEO. Directors are elected annually by a majority of votes cast. The Board of Directors recommends that you vote “FOR” the election of each of the 12 nominees. Please see page 12 of this proxy statement for this proposal.

Directors		Occupation	Diversity	Age	Director Since	Independent	Other Public Company Boards	Committee Memberships
								ARC	COMP	GOV

	Rodney C. Adkins	President, 3RAM Group LLC	D	63	2017		3

	Jonathan Christodoro	Partner, Patriot Global Management, LP		46	2015		1

	John J. Donahoe	President and CEO, Nike, Inc.		61	2015		1

	David W. Dorman	Non-Executive Board Chair of CVS Health Corporation		68	2015		2

	Belinda J. Johnson	Former Chief Operating Officer, Airbnb, Inc.	W	55	2017		1

	Enrique Lores	President and CEO, HP Inc.	D	56	2021		1

	Gail J. McGovern	President and CEO, American Red Cross	W	70	2015		1

	Deborah M. Messemer	Former Major Market Managing Partner, KPMG (retired)	W	64	2019		2

	David M. Moffett	Former CEO, Federal Home Loan Mortgage Corp. (retired)		70	2015		1

6	• 2022 Proxy Statement

PROXY STATEMENT SUMMARY

2022 Director Nominees

Directors		Occupation	Diversity	Age	Director Since	Independent	Other Public Company Boards	Committee Memberships
								ARC	COMP	GOV

	Ann M. Sarnoff	Board Chair and CEO, WarnerMedia Studios & Networks Group	W	60	2017		0

	Daniel H. Schulman	President and CEO, PayPal Holdings, Inc.		64	2015		1

	Frank D. Yeary	Managing Member, Darwin Capital Advisors, LLC		58	2015		1

Independent Board Chair     Committee Chair

ARC = Audit, Risk and Compliance Committee (“ARC Committee”)

COMP = Compensation Committee

GOV = Corporate Governance and Nominating Committee

W = Woman

D = Diverse Ethnic Group

Board Diversity Matrix (As of April 19, 2022)
Total Number of Directors	12
Part I: Gender Identity
	Female	Male	Did Not Disclose
Directors	4	6	2
Part II: Demographic Background
African American or Black	-	1	-
White	4	4	-
Two or More Races or Ethnicities	-	1	-
Did Not Disclose Demographic Background	-	-	2

The Board and the Corporate Governance and Nominating Committee (the “Governance Committee”) are committed to ensuring that the Board is composed of individuals who have highly relevant skills, professional experience and backgrounds, bring diverse viewpoints and perspectives and effectively represent the long-term interests of stockholders. The following provides a snapshot of the diversity, skills and experience of our director nominees. For more information about our Board members, please see “Director Experience, Expertise and Attributes” beginning on page 14 of this proxy statement.

[1]	PayPal became an independent public company in July 2015.

• 2022 Proxy Statement	7

PROXY STATEMENT SUMMARY

Corporate Governance Highlights

Corporate Governance Highlights

Corporate governance at PayPal is designed to promote the long-term interests of our stockholders, strengthen Board and management accountability, foster responsible decision-making, engender public trust and demonstrate PayPal’s commitment to transparency, accountability, independence and diversity.

•	11 of 12 director nominees are independent

•	Independent Board Chair with significant responsibilities

•	All directors stand for annual election

•	Simple majority vote standard for charter/bylaw amendments and mergers/business combinations

•	Diverse Board in which 6 of 12 director nominees are women or from a diverse ethnic group; a diverse director (Enrique Lores) was elected in 2021

•	Diverse characteristics considered in assessing Board composition include sexual orientation, ethnicity, nationality and cultural background

•	Committed to actively seeking highly-qualified women and individuals from underrepresented communities to include in the initial pool from which director nominees are chosen

•	Annual performance self-evaluations by the full Board and each committee

•	Regular review of Board and executive succession planning

•	Strong stockholder engagement practices

•	Director service limited to no more than four public company boards, including the PayPal Board

•	Majority vote standard for uncontested director elections

•	Stockholder right to call a special meeting

•	Proxy access for qualifying stockholders

•	Strong stock ownership requirements for our executives and directors

•	Prohibition on hedging and pledging transactions by executive officers and directors

•	Annual Global Impact Report disclosing our performance, progress and strategy on key ESG topics

To learn more about our corporate governance practices and policies, see page 22 of this proxy statement.

8	• 2022 Proxy Statement

PROXY STATEMENT SUMMARY

Executive Compensation Highlights

Executive Compensation Highlights

The Compensation Committee has designed our executive compensation program to support PayPal’s growth strategy. The Compensation Committee believes that long-term incentives in the form of equity awards should make up a significant portion of our named executive officers’ (“NEOs”) Target Total Direct Compensation opportunity because such awards help align pay and performance and the interests of our executives with those of our stockholders.

The following charts show the 2021 Target Total Direct Compensation mix for our CEO, Mr. Schulman, and the average 2021 Target Total Direct Compensation mix for our other NEOs. To learn more about our executive compensation program, see the Compensation Discussion and Analysis beginning on page 50 of this proxy statement.

*

Target Total Direct Compensation is the sum of (i) 2021 base salary, (ii) target 2021 annual incentive award (based on the grant date fair value for the portion of the award delivered as performance-based restricted stock units “PBRSUs”) and (iii) target annual long-term incentive award (based on the grant date fair value). Percentages may not add up to 100% due to rounding.

• 2022 Proxy Statement	9

PROXY STATEMENT SUMMARY

ESG Governance Structure

ESG Governance Structure

Our governance framework drives sound company oversight, ensures Board and management accountability and demonstrates PayPal’s commitment to transparency, independence and diversity. We take a decentralized approach to management of ESG within the organization, led by oversight from our Board and strategy-setting from senior leadership. The entire Board engages on ESG matters that impact business strategy, while Board committees are tasked with oversight of specific matters. Management briefs Board committees and executive management on ESG topics on a quarterly basis and meets with a subcommittee of the Enterprise Risk Management (“ERM”) Committee at least annually to review current and emerging ESG-related risk topics.

10	• 2022 Proxy Statement

PROXY STATEMENT SUMMARY

ESG Highlights

ESG Highlights

PayPal recognizes the importance of operating our business in a responsible and sustainable manner that is aligned with our mission to build a more financially inclusive and interconnected global economy. The effective management of key non-financial risks and opportunities is essential to our strategy and long-term performance. To that end, our ESG strategy is centered on four primary focus areas in which we continued to demonstrate progress in 2021.

For more information on our ESG strategy and program, see “ESG Oversight and Highlights” beginning on page 37 of this proxy statement, and our most recent Global Impact Report, which is available on our website at https://investor.pypl.com/esg-strategy.

• 2022 Proxy Statement	11

PROPOSAL 1: ELECTION OF DIRECTORS

Director Nominees

PROPOSAL 1:

Election of Directors

Based upon a review of their skills, qualifications, expertise and characteristics, the Board has nominated all our current directors for election at the Annual Meeting, to serve until our 2023 Annual Meeting of Stockholders and until their successors are elected and qualified. Each director nominee is independent except Mr. Schulman, our President and CEO.

Except for Mr. Lores, each of our current directors has been previously elected by our stockholders. Based upon the recommendation of the Governance Committee, the Board appointed Mr. Lores as a director in June 2021. Mr. Lores was initially identified as a potential candidate by an executive search firm.

We expect that each director nominee will be able to serve if elected. If any director nominee is unable or unwilling to serve at the time of the Annual Meeting, the current Board may identify a substitute nominee to fill the vacancy, reduce the size of the Board or leave a vacancy to fill at a later date.

Directors must be elected by a majority of the votes cast in uncontested elections. This means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. (For more information, please see “Frequently Asked Questions – Voting Information” on page 86 of this proxy statement.) Each director has submitted an advance, contingent, irrevocable resignation that the Board may accept if stockholders do not re-elect that director. After the certification of any such stockholder vote, the Governance Committee or a committee composed solely of independent directors that does not include the director who was not re-elected will determine whether to accept the director’s resignation. We will publicly disclose any such decision and the rationale behind it.

Director Nominees

The Governance Committee is responsible for recommending to the Board the qualifications for Board membership and for identifying, assessing and recommending qualified director candidates for the Board’s consideration. The Board’s membership qualifications and nomination procedures are set forth in the Governance Guidelines for the Board of Directors (“Governance Guidelines”). Nominees may be suggested by directors, management, stockholders or by a third-party firm.

The Governance Committee and the Board have evaluated each of the director nominees and concluded that it is in the best interests of the Company and its stockholders for each of these individuals to continue to serve as a director. The Board believes that each director nominee has a strong track record of being a responsible steward of stockholders’ interests and brings extraordinarily valuable insight, perspective and expertise to the Board.

To ensure that the Board continues to evolve and be refreshed in a manner that serves the changing business and strategic needs of the Company, the Governance Committee annually reviews with the Board the applicable skills, qualifications, expertise and characteristics of Board nominees in the context of the current Board composition and Company circumstances. The Governance Committee evaluates whether each director demonstrates several key attributes and provides significant and meaningful contributions to the Board. These factors include:

•

Highly relevant professional experience in payments, financial services, financial technology (“FinTech”), technology, innovation, global business, business development, strategy, legal, regulatory, government, cybersecurity, information security, finance, accounting, consumer, sales, marketing, brand management, talent (human capital) management and/or ESG matters;

•	Relevant senior leadership/CEO experience;

•	Experience and expertise that complement the skill sets of the other director nominees;

•	High degree of character and integrity and ability to contribute to strong Board dynamics;

•	Highly engaged and able to commit the time and resources needed to provide active oversight of PayPal and its management;

•	Sound business judgment; and

•	Commitment to enhancing stockholder value.

In addition, the Governance Committee considers whether each director contributes to the Board’s diversity in terms of gender, sexual orientation, race, ethnicity, nationality, cultural background and age.

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PROPOSAL 1: ELECTION OF DIRECTORS

Director Nominees

Focus on Board Refreshment and Diversity

The Governance Committee regularly oversees and plans for director succession and Board refreshment. The Board values succession and refreshment over time as critical components to maintaining an appropriate balance of tenure, diversity, skills and experience needed to promote and support the Company’s long-term strategy. Having a mix of experienced directors with a deep understanding of the Company and newer directors who bring fresh perspectives and innovative ideas provides significant benefits to the Company in driving its strategy and operations and managing key risks. The Board does not believe in a specific limit for the overall length of time a director may serve. Directors who have served on the Board for an extended period can provide valuable insight into the operations and future of the Company based on their experience with, and understanding of, the Company’s history, policies and objectives.

The Governance Committee values diversity as a factor in selecting nominees. When searching for new directors, the Governance Committee actively seeks out highly-qualified women and individuals from underrepresented communities to include in the initial pool from which Board nominees are chosen. In keeping with this commitment to diversity and inclusion, our 12 director nominees include four people who identify as women, one person who identifies as African American or Black and one person who identifies as Hispanic or Latinx and White.

Our active Board refreshment process has resulted in a strong mix of diversity and independence, which contributes to effective oversight of management and the Company. Since 2017, we have added five diverse directors to the Board, each of whom possess a strong mix of skills, qualifications, backgrounds and experience, and has significantly contributed to and enhanced the overall effectiveness of the Board.

• 2022 Proxy Statement	13

PROPOSAL 1: ELECTION OF DIRECTORS

Director Nominees

Director Experience, Expertise and Attributes

The 2022 Board skills matrix shows that our Board reflects a balanced mix of the core skills, expertise and attributes that we consider most relevant in light of our current business strategy and structure. For more information on the qualifications that each director nominee brings to our Board, please see the nominee biographies beginning on page 16 of this proxy statement.

BOARD SKILLS MATRIX

Experience, Expertise and Attributes

Payments, Financial Services and FinTech This experience is critical to oversight of PayPal’s business and strategy in these complex and dynamic industries.		•	•		•			•	•		•	•

Technology and Innovation

Because PayPal is a technology platform and digital payments company, we look for directors with a background in developing technology businesses, anticipating technological trends and driving innovation and product development.

	•	•	•	•	•	•	•	•		•	•

Global Business

An understanding of diverse business environments, economic conditions, cultures and regulatory frameworks is relevant to PayPal as a global business operating in over 200 markets around the world.

	•	•	•	•	•	•	•	•	•	•	•	•

Senior Leadership

Significant senior leadership and/or CEO experience, with a practical understanding of organizations, processes, strategic planning and risk management to assess, develop and implement our business strategy and operating plan.

	•	•	•	•	•	•	•	•	•	•	•	•

Business Development and Strategy

This experience is relevant in helping PayPal to grow its business, expand its value proposition and assess whether potential targets and partners are a good strategic and culture fit.

	•	•	•	•	•	•	•	•	•	•	•	•

Legal / Regulatory / Governmental

Knowledge and experience with legal and regulatory issues, compliance obligations and governmental policies is relevant because we operate globally in a rapidly evolving legal and regulatory environment.

		•		•	•		•	•	•	•	•	•

Cybersecurity / Information Security

This experience is vital to protecting PayPal’s technology infrastructure and payments platform, maintaining the trust of our customers and keeping customer information secure.

	•		•	•							•

Finance / Accounting This experience is relevant to the oversight of PayPal’s capital structure, financing and investing activities, as well as our financial reporting and internal controls.	•	•	•	•	•	•	•	•	•	•	•	•

Consumer / Sales / Marketing / Brand Management

Experience in developing strategies to grow sales and market share, build brand awareness and overall preference among customers and enhance PayPal’s reputation is relevant to the growth of our business.

	•	•	•	•	•	•	•	•		•	•

ESG

An understanding of effective management and disclosure of environmental, social and/or governance (“ESG”) risks and opportunities is essential to ensure appropriate oversight of ESG at PayPal and create long-term value for our stakeholders.

	•	•	•	•	•	•	•	•	•		•	•

Talent Management

This experience is vital to ensuring that PayPal attracts, motivates, develops and retains qualified personnel, and fosters a corporate culture that encourages and promotes accountability, performance and diversity, inclusion, equity and belonging.

	•		•	•	•	•	•	•	•	•	•	•

Other Public Company Board Service

Service on a public company board provides insights about ensuring strong board and management accountability, protecting stockholder interests and observing appropriate governance practices.

	•	•	•	•	•	•	•	•	•	•	•	•

14	• 2022 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director Nominees

Stockholder Recommendations and Nominations

Stockholders who would like the Governance Committee to consider their recommendations for director nominees should submit their recommendations in writing by mail to the Governance Committee in care of our Corporate Secretary at PayPal Holdings, Inc., 2211 North First Street, San Jose, California 95131, stating the candidate’s name and qualifications for Board membership. Any such recommendation by a stockholder will receive the same consideration by the Governance Committee as other suggested nominees.

In addition, our Restated Certificate of Incorporation and Bylaws provide proxy access rights that permit eligible stockholders to nominate candidates for election to the Board in the Company’s proxy statement. These proxy access rights permit a stockholder, or group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to 20% of the Board, provided that the stockholder(s) and nominee(s) satisfy the requirements and procedures described in our Restated Certificate of Incorporation and Bylaws.

• 2022 Proxy Statement	15

PROPOSAL 1: ELECTION OF DIRECTORS

Director Biographies

Director Biographies

Age 63

Director since:

September 2017

INDEPENDENT

Board Committees:

•  Audit, Risk and Compliance

•  Governance

Other Public Company Boards:

•  Avnet, Inc. (Chair)

•  United Parcel
Service, Inc.

•  W.W. Grainger, Inc.

Former Public Company Boards:

•  PPL Corporation
(August 2014 to May 2019)

RODNEY C. ADKINS President of 3RAM Group LLC
Experience, Skills and Qualifications of Particular Relevance to PayPal:

• Extensive experience in the technology industry, including emerging technologies, strategy, global business operations, innovation, product development and brand management

• Significant experience in corporate finance, financial statements and accounting

• In-depth expertise in corporate governance matters as a board member of other public companies • Expertise in supply chain, procurement and global trade
Key Qualifications and Experience:
• Technology and Innovation • Global Business • Senior Leadership • Business Development and Strategy • Cybersecurity and Information Security	• Finance • Consumer, Sales, Marketing and Brand Management • ESG • Talent Management • Other Public Company Board Service
Biography:

• President of 3RAM Group LLC, a privately held company specializing in capital investments, business consulting services and property management, since January 2015.

• Spent over 30 years at International Business Machines Corporation (“IBM”) in various development and management roles, including Senior Vice President of Corporate Strategy, from April 2013 to April 2014, Senior Vice President of Systems and Technology Group, from October 2009 to April 2013, Senior Vice President of Development & Manufacturing, from May 2007 to October 2009 and Vice President of Development of IBM Systems and Technology Group, from December 2003 to May 2007.

Age 45

Director since:

July 2015

INDEPENDENT

Board Committees:

•  Compensation

•  Governance

Other Public Company Boards:

•  Pioneer Merger Corp.

Former Public Company Boards:

•  Sandridge Energy, Inc. (June 2018 to May 2021)

•  Xerox Corporation (June 2016 to May 2021)

•  Herbalife Ltd. (April 2013 to January 2021)

•  Lyft, Inc. (May 2015 to March 2019)

JONATHAN CHRISTODORO Partner at Patriot Global Management, LP
Experience, Skills and Qualifications of Particular Relevance to PayPal:
• Extensive financial, strategic planning and investment banking experience advising public companies, including at the board level	• Significant experience in identifying and evaluating mergers and acquisitions and investment opportunities and portfolio companies across a range of industries, including technology
Key Qualifications and Experience:
• Financial Services • Technology and Innovation • Global Business • Senior Leadership • Business Development and Strategy	• Regulatory • Finance • Consumer, Sales, Marketing and Brand Management • ESG • Other Public Company Board Service
Biography:

• Partner at Patriot Global Management, LP, an investment management firm, since March 2019.

• Managing Director of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, from July 2012 to February 2017.

• Served in various investment and research roles from, March 2007 to July 2012.

• Began his career as an investment banking analyst at Morgan Stanley, where he focused on merger and acquisition transactions across a variety of industries.

• Served in the United States Marine Corps.

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PROPOSAL 1: ELECTION OF DIRECTORS

Director Biographies

Age 61

Director since:

July 2015

INDEPENDENT

Board Chair

Board Committees:

•  None

Other Public Company Boards:

•  Nike, Inc.

Former Public Company Boards:

•  ServiceNow, Inc. (April 2017 to June 2020)

•  eBay Inc. (January 2008 to July 2015)

JOHN J. DONAHOE President and Chief Executive Officer of Nike, Inc.
Experience, Skills and Qualifications of Particular Relevance to PayPal:
• Extensive industry experience and deep knowledge of PayPal’s operations through his former role as director, President and Chief Executive Officer of eBay Inc.	• Expertise in commerce, technology, global strategy, operations and executive leadership • Extensive track record of creating value, driving innovation and scaling large technology companies
Key Qualifications and Experience:
• Payments and FinTech • Technology and Innovation • Global Business • CEO Experience • Business Development and Strategy • Cybersecurity and Information Security	• Finance • Consumer, Sales, Marketing and Brand Management • ESG • Talent Management • Other Public Company Board Service
Biography:

• President and Chief Executive Officer of Nike, Inc., since January 2020.

• President and Chief Executive Officer of ServiceNow, Inc., a cloud computing company, from April 2017 to December 2019.

• President and Chief Executive Officer of eBay Inc., from March 2008 to July 2015, and director of eBay Inc., from January 2008 to July 2015.

• President, eBay Marketplaces, from March 2005 to January 2008.

• Worldwide Managing Director of Bain & Company, from January 2000 to February 2005.

Age 68

Director since:

June 2015

INDEPENDENT

Board Committees:

•  Compensation (Chair)

•  Governance

Other Public Company Boards:

•  CVS Health Corporation

•  Dell Technologies, Inc.

Former Public Company Boards:

•  Motorola Solutions, Inc. (May 2011 to May 2015)

DAVID W. DORMAN Non-Executive Board Chair of CVS Health Corporation
Experience, Skills and Qualifications of Particular Relevance to PayPal:
• Expertise in finance, mergers and acquisitions and investments, strategic planning, public company executive compensation matters and executive leadership	• In-depth experience leading global companies in regulated industries
Key Qualifications and Experience:
• Technology and Innovation • Global Business • CEO Experience • Business Development and Strategy • Regulatory • Cybersecurity and Information Security	• Finance and Accounting • Consumer, Sales, Marketing and Brand Management • ESG • Talent Management • Other Public Company Board Service
Biography:

• Founding Partner of Centerview Capital Technology Fund, a private investment firm, since July 2013.

• Board Chair of InfoWorks, a portfolio company of Centerview, since January 2019.

• Lead Independent Director of the Board of Motorola Solutions, Inc. (formerly Motorola, Inc.), a leading provider of business and mission-critical communication products and services for enterprise and government customers, from May 2011 until his retirement from that board in May 2015.

• Non-Executive Board Chair of Motorola, Inc., from May 2008 to January 2011.

• Senior Advisor and Managing Director to Warburg Pincus LLC, a global private equity firm, from October 2006 to May 2008.

• President and a director of AT&T Corporation, from November 2005 to January 2006.

• Board Chair and Chief Executive Officer of AT&T Corporation, from November 2002 to November 2005.

• President of AT&T Corporation, from 2000 to 2002, and the Chief Executive Officer of Concert Communications Services, a former global venture created by AT&T Corporation and British Telecommunications plc, from 1999 to 2000.

• Served as a Trustee for Georgia Tech Foundation, Inc.

• 2022 Proxy Statement	17

PROPOSAL 1: ELECTION OF DIRECTORS

Director Biographies

Age 55 Director since: January 2017 INDEPENDENT Board Committees: • Audit, Risk and Compliance Other Public Company Boards: • Airbnb, Inc.	BELINDA J. JOHNSON Former Chief Operating Officer of Airbnb, Inc.
Experience, Skills and Qualifications of Particular Relevance to PayPal:

• Extensive legal, regulatory and government relations expertise as a practicing lawyer and business affairs leader gained over two decades advising innovative and disruptive global technology companies

• Significant strategic and operational experience with a global, consumer-facing, technology company growing at scale
Key Qualifications and Experience:
	• Payments • Technology and Innovation • Global Business • Senior Leadership • Business Development and Strategy • Legal and Regulatory	• Finance • Consumer, Sales, Marketing and Brand Management • ESG • Talent Management • Other Public Company Board Service
Biography:

• Chief Operating Officer of Airbnb, Inc., from February 2018 to March 2020.

• Chief Business Affairs and Legal Officer of Airbnb, Inc., from July 2015 to February 2018, having joined as General Counsel in December 2011.

• Served in various positions at Yahoo! Inc., from August 1999 until her departure in August 2011, when she served as Senior Vice President and Deputy General Counsel.

Age 56 Director since: June 2021 INDEPENDENT Board Committees: • Audit, Risk and Compliance Other Public Company Boards: • HP Inc.	ENRIQUE LORES President and CEO, HP Inc.
Experience, Skills and Qualifications of Particular Relevance to PayPal:
	• Deep experience at the highest levels of the information and technology industry with product and operational expertise	• Proven leader with extensive international business and leadership experience and global perspective
Key Qualifications and Experience:
	• Technology and Innovation • Global Business • Senior Leadership • Business Development and Strategy • Finance	• Consumer, Sales, Marketing and Brand Management • ESG • Talent Management • Other Public Company Board Service
Biography:

• President and Chief Executive Officer of HP Inc., an information technology company, since November 2019.

• President, Imaging and Printing Solutions, HP Inc., from November 2015 to October 2019.

• Spent over 30 years at The Hewlett-Packard Company in several positions of increasing responsibility ranging from Vice President, Imaging & Printing Group, EMEA to Senior Vice President & General Manager, Business Personal Systems and then Separation Leader, from 1989 to 2015.

18	• 2022 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director Biographies

Age 70 Director since: June 2015 INDEPENDENT Board Committees: • Compensation • Governance (Chair) Other Public Company Boards: • DTE Energy Company	GAIL J. MCGOVERN President and Chief Executive Officer of the American Red Cross
Experience, Skills and Qualifications of Particular Relevance to PayPal:

• Extensive executive experience in strategic planning, sales and marketing, customer relations and corporate finance

• Strong expertise in regulatory matters and government relations garnered through leadership positions in regulated industries

• Brings a strong perspective from the academic and nonprofit worlds aligned with PayPal’s mission and vision
Key Qualifications and Experience:
	• Technology and Innovation • Global Business • CEO Experience • Business Development and Strategy • Regulatory	• Finance • Consumer, Sales, Marketing and Brand Management • ESG • Talent Management • Other Public Company Board Service
Biography:

• President and Chief Executive Officer of the American Red Cross, a humanitarian organization, since June 2008.

• Faculty member at the Harvard Business School, from 2002 to 2008.

• President of Fidelity Personal Investments, from 1998 to 2002.

• Executive Vice President, Consumer Markets Division at AT&T Corporation, from 1997 to 1998.

• Serves as a trustee of The Johns Hopkins University School of Medicine.

Age 64 Director since: January 2019 INDEPENDENT Board Committees: • Audit, Risk and Compliance (Audit Committee Financial Expert) Other Public Company Boards: • Allogene Therapeutics, Inc. • TPG, Inc.	DEBORAH M. MESSEMER Former Major Market Managing Partner at KPMG
Experience, Skills and Qualifications of Particular Relevance to PayPal:

• More than 30 years of experience in finance, strategy, market development, regulation, governance and operations

• Strong leadership and people management experience as Managing Partner of KPMG’s Bay Area and Northwest region, leading a team of over 3,000 employees

• Extensive expertise in financial reporting, due diligence, mergers and acquisitions and internal controls over financial reporting as Audit Engagement Partner or Senior Relationship Partner for companies in a variety of industries, including financial services and technology

Key Qualifications and Experience:
	• Financial Services • Technology and Innovation • Global Business • Senior Leadership • Business Development and Strategy • Regulatory	• Finance and Accounting • Consumer Sales, Marketing and Brand Management • ESG • Talent Management • Other Public Company Board Service
Biography:

• Served for over 35 years at KPMG, one of the world’s leading professional services firms, first in the audit practice, then as Audit Engagement Partner or Global Senior Relationship Partner for clients in a variety of industries, including financial services and technology. She was Managing Partner of KPMG’s Bay Area and Northwest region, responsible for leading teams in 10 offices across all functions, from 2008 through her retirement in September 2018.

• Serves on the Board of Directors of Carbon, Inc., a privately held company.

• 2022 Proxy Statement	19

PROPOSAL 1: ELECTION OF DIRECTORS

Director Biographies

Age 70

Director since:

June 2015

INDEPENDENT

Board Committees:

•  Audit, Risk and Compliance (Chair) (Audit Committee Financial Expert)

Other Public Company Boards:

•  CSX Corporation

Former Public Company Boards:

•  Genworth Financial, Inc. (December 2021 to May 2021)

•  Freddie Mac (December 2008 to March 2009)

•  eBay Inc. (July 2007 to July 2015)

DAVID M. MOFFETT Former Chief Executive Officer of Federal Home Loan Mortgage Corp.
Experience, Skills and Qualifications of Particular Relevance to PayPal:
• Strong leadership experience and extensive global financial management and regulatory expertise as a former Chief Executive Officer and Chief Financial Officer of financial services companies	• More than 30 years of strategic finance, mergers and acquisitions, risk management and operational experience in banking and payment processing
Key Qualifications and Experience:
• Payments • Global Business • CEO Experience • Business Development and Strategy • Regulatory and Governmental	• Finance and Accounting • ESG • Talent Management • Other Public Company Board Service
Biography:

•  Lead Independent Director of PayPal, from July 2015 to December 2018.

•  Chief Executive Officer of Federal Home Loan Mortgage Corp. (“Freddie Mac”), from September 2008 until his retirement in March 2009, and director of Freddie Mac, from December 2008 to March 2009.

•  Chief Financial Officer of Star Banc Corporation, a bank holding company, starting in 1993. During his tenure, he played an integral role in the acquisition of Firstar Corporation in 1998 and later U.S. Bancorp in 2001. Mr. Moffett remained Chief Financial Officer of U.S. Bancorp until 2007.

•  Serves as a Trustee for Columbia Atlantic Mutual Funds and University of Oklahoma Foundation and as a consultant to various financial services companies.

Age 60

Director since:

June 2017

INDEPENDENT

Board Committees:

•  Audit, Risk and Compliance

Other Public Company Boards:

•  None

Former Public Company Boards:

•  HSN, Inc. (December 2012 to December 2017)

ANN M. SARNOFF Board Chair and Chief Executive Officer of WarnerMedia Studios & Networks Group
Experience, Skills and Qualifications of Particular Relevance to PayPal:
• More than 30 years of diversified business and media experience through a variety of executive leadership roles	• Expertise in driving consumer engagement with brands and developing innovative partnerships • Extensive technology experience across media and platforms
Key Qualifications and Experience:
• Technology and Innovation • Global Business • CEO Experience • Business Development and Strategy • Regulatory	• Finance • Consumer, Sales, Marketing and Brand Management • Talent Management • Other Public Company Board Service
Biography:

•  Board Chair and Chief Executive Officer of WarnerMedia Studios & Networks Group, a global leader in entertainment and consumer products, since August 2020.

•  Board Chair and Chief Executive Officer of Warner Bros. Entertainment, from August 2019 to August 2020.

•  President of BBC Studios Americas, from August 2015 to August 2019.

•  Chief Operating Officer of BBC Worldwide North America, from 2010 to July 2015.

•  Board Chair of BritBox, a joint venture subscription streaming service launched in partnership with ITV in March 2017.

•  Serves as a member of the board of directors of Georgetown University and the vice chair of the McDonough School of Business at Georgetown.

20	• 2022 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director Biographies

Age 64

Director since:

July 2015

Board Committees:

•  None

Other Public Company Boards:

•  Verizon Communications Inc.

Former Public Company Boards:

•  Flex Ltd. (June 2009 to August 2018)

•  NortonLifeLock (formerly known as Symantec Corporation), Board Chair (January 2013 to December 2019)

DANIEL H. SCHULMAN President and Chief Executive Officer of PayPal
Experience, Skills and Qualifications of Particular Relevance to PayPal:
• Deep expertise in payments, financial services, mobile technology, innovation, regulatory and cybersecurity matters • Leadership experience and vision in growing large, complex businesses	• Experience transforming financial services while driving cultural change and fostering a values-based environment that champions diversity, inclusion, equity and belonging
Key Qualifications and Experience:
• Payments, Financial Services and FinTech • Technology and Innovation • Global Business • CEO Experience • Business Development and Strategy • Legal, Regulatory and Governmental	• Cybersecurity and Information Security • Finance and Accounting • Consumer, Sales, Marketing and Brand Management • ESG • Talent Management • Other Public Company Board Service
Biography:

• President and Chief Executive Officer of PayPal, since July 2015; served as the President and CEO-Designee of PayPal, from September 2014 to July 2015.

• Group President, Enterprise Group of American Express Company, from August 2010 to August 2014.

• President, Prepaid Group of Sprint Nextel Corporation, from November 2009 to August 2010, when Sprint Nextel acquired Virgin Mobile, USA.

Age 58 Director since: July 2015 INDEPENDENT Board Committees: • Audit, Risk and Compliance Other Public Company Boards: • Intel Corporation	FRANK D. YEARY Managing Member at Darwin Capital Advisors, LLC
Experience, Skills and Qualifications of Particular Relevance to PayPal:

• Extensive career in investment banking and finance with financial strategy and global mergers and acquisitions expertise, including expertise in financial reporting, experience in assessing the efficacy of mergers and acquisitions with international companies on a global scale and experience attracting and retaining strong senior leaders

• Role as a Vice Chancellor and as Chief Administration Officer of a large public research university provides strategic and financial expertise

• Extensive experience in corporate governance and stockholder engagement, including as a co-founder of CamberView Partners, a financial advisory firm providing independent, investor-led advice to public companies and their boards

Key Qualifications and Experience:
	• Financial Services • Global Business • Senior Leadership • Business Development and Strategy • Regulatory and Governmental	• Finance and Accounting • ESG • Talent Management • Other Public Company Board Service
Biography:

• Managing Member at Darwin Capital Advisors, LLC, a private investment firm, since October 2018 and a Member since 2012.

• Executive Chair of CamberView Partners, LLC, a corporate advisory firm, from 2012 to 2018.

• Vice Chancellor of the University of California, Berkeley, a public university, from 2008 to 2012, where he led and implemented changes to the university’s financial and operating strategy.

• Spent 25 years in the finance industry, most recently as Managing Director, Global Head of Mergers and Acquisitions and as a member of the Management Committee at Citigroup Investment Banking.

The Board and the Governance Committee believe that the combination of our director nominees’ qualifications, skills and experience will contribute to an effective Board and that, individually and collectively, the director nominees have the necessary qualifications to provide effective oversight of the business and quality advice and counsel to management.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.

• 2022 Proxy Statement	21

CORPORATE GOVERNANCE

Corporate Governance

Corporate governance at PayPal is designed to promote the long-term interests of our stockholders, strengthen Board and management accountability, oversee risk assessment and management strategies, foster responsible decision-making and engender public trust. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are essential to our long-term success.

Board Leadership

Our Board elects our Board Chair and CEO and has determined that these two roles should be held by separate individuals to enhance the Board’s oversight of management and to allow the CEO to focus primarily on management responsibilities. Our current Board leadership structure provides effective and independent oversight of management and the Company.

Independent Chair

JOHN J. DONAHOE

Mr. Donahoe has served as the Board Chair since PayPal became an independent public company in July 2015.

Since December 2018, the Board has concluded that Mr. Donahoe is an independent director under the listing standards of the Nasdaq Global Select Market (“Nasdaq”) and the Governance Guidelines.

Mr. Donahoe possesses extensive industry experience and deep knowledge of PayPal’s operations, serves as a trusted advisor to management and effectively leads a dynamic and collaborative Board.

Robust Independent Chair Responsibilities

• Calls meetings of the Board and independent directors

• Sets the agenda for Board meetings in consultation with other directors and the CEO

• Provides management with input as to the quality, quantity and timeliness of the flow of information that is necessary for the independent directors to effectively and responsibly perform their duties

• Chairs executive sessions of the independent directors

• Acts as a liaison between the independent directors and the CEO on sensitive issues

• Leads the Board in the annual CEO performance evaluation

• Leads the Board in its review of the results of the annual self-evaluation process, including acting on director feedback as needed

Director Independence

Under the Nasdaq listing standards and our Governance Guidelines, the Board must consist of a majority of independent directors. Annually, each director completes a questionnaire designed to assist the Board in determining whether the director is independent, and whether members of the ARC Committee and the Compensation Committee satisfy additional Securities and Exchange Commission (“SEC”) and Nasdaq independence requirements. The Board has adopted guidelines setting forth certain categories of transactions, relationships and arrangements that it has deemed immaterial for purposes of determining independence.

Based on its most recent review, the Board has determined that every director except Mr. Schulman, our CEO, is independent under the Nasdaq listing standards and the Governance Guidelines and has no relationship that would interfere with their individual exercise of independent judgment.

Our Governance Guidelines prohibit Company directors from serving as a director or as an officer of another company that may cause a significant conflict of interest. Our Governance Guidelines also provide that any director who has previously been determined to be independent must inform the Board Chair and our Corporate Secretary of any significant change in personal circumstances that may cause their status as an independent director to change, including a change in principal occupation, change in professional roles and responsibilities, status as a member of the board of another public company or retirement, in each case including changes that may affect the continued appropriateness of Board or committee membership. In such situations, the Governance Committee makes a recommendation to the Board on the continued appropriateness of such director’s Board or committee membership(s).

22	• 2022 Proxy Statement

CORPORATE GOVERNANCE

Board Committees

Board Committees

The Board has three principal standing committees: the ARC Committee, the Compensation Committee and the Governance Committee. Each committee has a written charter that addresses, among other matters, the committee’s purposes and policy, composition and organization, duties and responsibilities and meetings. The committee charters are available in the governance section of our Investor Relations website at https://investor.pypl.com/governance/governance-overview/default.aspx. Each charter permits the applicable committee, in its discretion, to delegate all or a portion of its duties and responsibilities to a subcommittee or any member of the committee. Subject to applicable law, listing standards and the terms of its charter, the Compensation Committee also may delegate duties and responsibilities to any officer(s) of the Company.

Below is a description of each principal committee of the Board.

ARC Committee

CHAIR: David M. Moffett

Other Members: Rodney C. Adkins Belinda J. Johnson Enrique Lores Deborah M. Messemer Ann M. Sarnoff Frank D. Yeary Committee Meetings in 2021: 9

Primary Responsibilities

Provide assistance and guidance to the Board in fulfilling its oversight responsibilities with respect to:

•  PayPal’s corporate accounting and financial reporting practices and the audit of PayPal’s financial statements;

•  The independent auditors, including their qualifications and independence;

•  The performance of PayPal’s internal audit function and independent auditor;

•  The quality and integrity of PayPal’s financial statements and reports;

•  PayPal’s overall risk framework and risk appetite framework, including risks associated with cybersecurity, information security and privacy; and

•  PayPal’s compliance with legal and regulatory obligations.

The ARC Committee is also responsible for reviewing and approving all audit engagement fees and terms, as well as all non-audit engagements, with the independent auditor, and producing the Audit Committee Report for inclusion in our proxy statement.

Independence

The Board has determined that each member of the ARC Committee meets the independence requirements of Nasdaq and the SEC and otherwise satisfies the requirements for audit committee service imposed by the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Board has also determined that each member of the ARC Committee is financially literate, and that Mr. Moffett and Ms. Messemer both satisfy the requirements for an “audit committee financial expert” set forth in the SEC rules.

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CORPORATE GOVERNANCE

Board Committees

Compensation Committee

CHAIR: David W. Dorman

Other Members: Jonathan Christodoro Gail J. McGovern Committee Meetings in 2021: 6

Primary Responsibilities

•  Review and approve the overall strategy for employee compensation and all compensation programs applicable to non-employee directors and executive officers;

•  Annually review and approve corporate goals and objectives relevant to the compensation of the CEO and evaluate the CEO’s performance;

•  Review, determine and approve the compensation for the CEO and our other executive officers;

•  Review and discuss the Compensation Discussion and Analysis contained in our proxy statement and prepare the Compensation Committee Report for inclusion in our proxy statement and our Annual Report on Form 10-K;

•  Oversee and monitor the Company’s strategies and responsibilities related to human capital management, including DIE&B, pay equity efforts and corporate culture;

•  Review and consider the results of any advisory stockholder votes on named executive officer compensation; and

•  Oversee and monitor compliance with the Company’s stock ownership guidelines applicable to non-employee directors and executive officers.

Independence

The Board has determined that each member of the Compensation Committee meets the independence requirements of Nasdaq and the SEC. Additionally, the Compensation Committee assesses on an annual basis the independence of its compensation consultant and other compensation advisers. Additional information regarding the role of the Compensation Committee in compensation matters, including the role of consultants, appears in the Compensation Discussion and Analysis section of this proxy statement.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has been an employee of PayPal. None of our executive officers served on the board of directors or compensation committee of another entity that has an executive officer serving on the Board or the Compensation Committee.

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CORPORATE GOVERNANCE

Board Committees

Governance Committee

CHAIR: Gail J. McGovern

Other Members: Rodney C. Adkins Jonathan Christodoro David W. Dorman Committee Meetings in 2021: 4

Primary Responsibilities

•  Make recommendations to the Board as to the appropriate size of the Board or any Board committee;

•  Identify individuals believed to be qualified to become Board members;

•  Make recommendations to the Board on potential Board and Board committee members, whether as a result of any vacancy or as part of the annual election cycle, taking into consideration the criteria set forth in the “Board Member Criteria” and “Guiding Principles for Board Development and Succession” sections of the Governance Guidelines;

•  Review and, if necessary, update, our Corporate Governance Guidelines at least annually;

•  Establish procedures to exercise oversight of the evaluation of the Board;

•  Exercise general oversight of the Company’s management of topics related to ESG matters, including overall ESG strategy, risk and opportunities stakeholder engagement and reporting programs and initiatives in social innovation and environmental sustainability and the Company’s Global Impact Report; and

•  Review and discuss with management, at least annually, PayPal’s overall approach to, and guidelines and policies for, political activities and expenditures to ensure consistency with PayPal’s business objectives and public policy priorities.

Independence The Board has determined that each member of the Governance Committee meets the independence requirements of Nasdaq.

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CORPORATE GOVERNANCE

Board Oversight

Board Oversight

The Board is responsible for providing advice and oversight of PayPal’s strategic and operational direction and overseeing its executive management to support the long-term interests of the Company and its stockholders.

Strategic Oversight

One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy. The Board works with management to respond to the dynamic, competitive environment in which PayPal operates. At least quarterly, the CEO and executive management provide detailed business and strategy updates to the Board, and at least annually, the Board conducts an in-depth review of the Company’s overall strategy. In these meetings, the Board engages with executive management and other business leaders regarding

•	business objectives;

•	the Company’s budget, capital allocation plan and financial and operating performance;

•	the competitive landscape;

•	product and technology updates;

•	potential acquisitions, investments and partnerships;

•	risk management and compliance reviews;

•	information security and data privacy; and

•	other special topics (e.g., cryptocurrencies and digital currencies).

The Board looks to the expertise of its committees to inform strategic oversight in their areas of responsibility.

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CORPORATE GOVERNANCE

Board Oversight

Risk Oversight

PayPal operates in over 200 markets globally in a rapidly evolving environment characterized by a heightened regulatory focus on all aspects of the payments industry. Accordingly, our business is subject to the risks inherent in the payments industry generally. A sound risk management and oversight program is critical to the successful operation of our business and the protection of our Company, employees, customers and other stakeholders. Management is responsible for assessing and managing risk and views it as a top priority. The Board is responsible for overall risk assessment and management oversight. The Board executes its responsibility as a group and through its committees, which regularly report to the full Board.

In addition to their ongoing oversight responsibilities, throughout 2021, the Board and its committees regularly reviewed and discussed with management the continued impact of the COVID-19 pandemic on our employees, customers and communities. As part of these reviews, the Board considered management’s ongoing strategies and initiatives to respond to and mitigate the adverse effects of the pandemic, including creating and expanding employee initiatives and other relief efforts.

ARC Committee

The ARC Committee is primarily responsible for the oversight of the Company’s risk framework and reports to the full Board on the following matters on a regular basis:

Financial and Audit Risk: Meets with the independent auditor, Chief Financial Officer, Chief Accounting Officer and other members of the management team quarterly and as needed, including in executive sessions, to review the following:

•	quality and integrity of the Company’s financial statements and reports;

•	accounting and financial reporting practices;

•	audit of the Company’s financial statements;

•	selection, qualifications, independence and performance of the independent auditors; and

•	effect of regulatory and accounting initiatives and application of new accounting standards.

Enterprise-Wide Risk and Compliance: Periodically reviews and approves the framework for the ERCM and other key risk management policies and takes the following actions:

•	oversees and assesses the Company’s overall risk framework and risk appetite framework, including, among others, risks associated with cybersecurity, information security and privacy;

•	reviews policies and practices established by management to identify, assess, measure and manage key current and emerging risks facing the Company; and

•	meets with the management team on a quarterly basis and on an as-needed basis to discuss key areas of enterprise risk and execution of risk management.

Internal Audit: Meets with the Vice President, Internal Audit, quarterly and as needed, including in executive sessions, to discuss the performance of the Company’s internal audit function and the independent auditor.

Legal and Regulatory: Our General Counsel and Chief Risk and Compliance Officer work with the ARC Committee to review significant legal, regulatory or compliance matters that could have a material impact on our financial statements, business or compliance policies.

Compensation Committee

The Compensation Committee is primarily responsible for the following areas and reports to the full Board on these matters on a regular basis:

•	oversees and reviews the risks associated with our compensation policies, plans and programs;

•	oversees regulatory compliance with respect to compensation matters;

•

oversees and monitors the Company’s strategies related to talent management, including the recruitment and retention of key talent, pay equity, corporate culture, DIE&B and other key human capital management programs and initiatives; and

•	oversees executive succession planning.

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CORPORATE GOVERNANCE

Board Oversight

Governance Committee

The Governance Committee is primarily responsible for the following areas and reports to the full Board on these matters on a regular basis:

•	oversees and reviews the risks associated with our overall corporate governance framework, principles, policies and practices;

•

oversees ESG matters generally, including overall ESG strategy, risks and opportunities, stakeholder engagement and reporting, programs and initiatives in social innovation and environmental sustainability and the Company’s annual Global Impact Report; and

•	oversees political activities and expenditures.

Management’s Risk and Compliance Framework

Management regularly reviews and discusses with the ARC Committee the overall effectiveness of, and ongoing enhancements to, the ERCM Program.

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CORPORATE GOVERNANCE

Board and Committee Evaluations

Board and Committee Evaluations

Our Board is committed to continuous corporate governance improvement, and the Board and committee self-evaluations play a critical role in ensuring the overall effectiveness of our Board and each committee. The Board and its principal committees perform an annual self-evaluation to assess their performance and effectiveness and to identify opportunities to improve. As appropriate, the self-evaluations result in updates or changes to our practices as well as commitments to continue existing practices that our directors believe contribute positively to the effective functioning of our Board and its committees. The Governance Committee annually reviews the self-evaluation process to ensure it is operating effectively.

Board and Committee Meetings and Attendance

Our Board typically holds at least four regularly scheduled meetings each year, in addition to special meetings scheduled as appropriate. At each regularly scheduled Board meeting, a member of each principal Board committee reports on any significant matters addressed by the committee since the last regular meeting, and the independent directors have the opportunity to meet in executive session without management or the other directors present. The Board expects that its members will rigorously prepare for, attend and participate in all Board and applicable Board committee meetings.

Our Board met 11 times during 2021. Each director nominee who served in 2021 attended at least 75% of all our Board meetings and meetings of the Board committees on which they served, with the exception of Mr. Lores, who joined the Board in June 2021.

All directors are encouraged to attend the Annual Meeting. Last year, all directors serving at the time of our 2021 Annual Meeting of Stockholders attended that meeting.

Stockholder Engagement

We recognize the value of a robust stockholder outreach program. We engage in regular, constructive dialogue with our stockholders on matters relevant to our business, including corporate governance, ESG issues and executive compensation, so we can better understand their views and interests and share our perspectives on these important subjects.

In addition to the outreach conducted in the weeks leading up to our 2021 Annual Meeting of Stockholders, we also reached out to our investors to solicit feedback following that meeting. In 2021, we contacted investors representing approximately 58% of our common stock, and holders of approximately 38% of our common stock responded and engaged with us. We also launched PayPal’s ESG Principles in Practice discussion series, which is aimed at sharing updates from company executives on our overall ESG program and how our business strategy is connected directly to our priority ESG topics.

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CORPORATE GOVERNANCE

Stockholder Engagement

The table below provides an overview of the key topics, areas of stockholder focus and management’s responses covered during our 2021 stockholder outreach meetings.

Key Topic	Area of Stockholder Focus	How We Responded
ESG Matters

• Board oversight of ESG strategy; climate change strategy and reporting under established frameworks; employee wellness; global talent and DIE&B strategies; and progress on commitment to racial and social justice

• We committed to reaching net-zero GHG emissions by 2040 and set medium-term SBTs to reduce our GHG emissions 25% by 2025 (from a 2019 baseline) and promote GHG reductions across our supply chain, as well as supporting global efforts to promote climate resiliency.

• We continue to enhance our non-financial reporting efforts and have aligned our ESG disclosures with established frameworks, including Value Reporting Foundation’s Sustainability Accounting Standards Board (“SASB”) standards and Taskforce for Climate-Related Financial Disclosures (“TCFD”) recommendations.

• Ongoing development and consideration of employee total wellness initiatives and intersections of our global talent and DIE&B strategies, including ongoing global wellness days, inclusive hiring practices, expanded talent pipelines and enterprise-wide learning opportunities.

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CORPORATE GOVERNANCE

Stockholder Engagement

Key Topic	Area of Stockholder Focus	How We Responded
Board Composition	• Board diversity, skills and refreshment; oversight of key risks; and overboarding considerations

•  Since 2017, we have added five diverse directors to the Board, each of whom possess a strong mix of skills, qualifications, backgrounds and experience and has contributed to and enhanced the overall effectiveness of the Board.

•  In June 2021, the Board appointed Mr. Lores, a proven leader in the technology industry.

•  The Board is committed to robust and effective oversight of our ERCM Program. Each of the Board committees has oversight responsibility for clearly defined risks outlined in each of their respective committee charters. The ARC Committee oversees and reviews our overall risk management framework.

•  Under our Governance Guidelines, Board members who are not chief executive officers of public companies may serve on up to four public company boards, including our Board, and Board members who are chief executive officers of public companies may serve on up to three public company boards, including the board of the company on which they serve as chief executive officer.

Cybersecurity and Data Privacy	• Board and ARC Committee oversight, governance structure and program management

•  Managing key risks, including cybersecurity and data privacy, is a vital component of our enterprise-wide ERCM Program and includes oversight and management by our Chief Information Security Officer and Chief Privacy Officer.

•  We integrate appropriate data management and security controls across our business, conduct privacy impact assessments, certify our information security management system to ISO 27001 and require mandatory employee and contractor training.

•  The ARC Committee is kept apprised of risks associated with cybersecurity and data privacy throughout the year, working with management to ensure that proper mitigation mechanisms are in place.

•  The ARC Committee reports to the full Board on risk matters, including cybersecurity and data privacy, on a regular basis.

Executive Compensation	• Incorporation of ESG considerations, including DIE&B considerations, into executive compensation

•  In 2021, we began our multi-year journey to incorporate DIE&B considerations in our executive compensation program, including individual evaluations focused on a demonstrable commitment to our foundational DIE&B strategies and goals. In doing so, our intention is to build the foundation for a more inclusive and diverse culture through actions we expect our leaders to take, and over time, measurable outcomes we expect those actions to drive.

Director Orientation and Continuing Education

Upon joining the Board, directors participate in a robust orientation program to ensure that they have the tools, resources and knowledge to provide effective oversight of the Company and management. Our director orientation program familiarizes new directors with the Company’s business, strategy, operations and culture, among other areas, and assists them in developing the skills and knowledge required to serve on the Board and any assigned Board committees. New directors meet with members of our executive leadership team and other key leaders to gain a deeper understanding of the Company’s business and operations. Directors regularly engage, formally and informally, with other directors and senior leaders to share ideas, build stronger working relationships, gain broader perspectives and strengthen their working knowledge of the Company’s business and strategies. From time to time, management provides, or invites outside experts to provide, educational briefings to the Board on business, corporate governance, regulatory and compliance matters and other topics to help enhance skills and knowledge relevant to their service as a PayPal director. In addition, directors are encouraged to attend accredited director education programs at the Company’s expense.

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CORPORATE GOVERNANCE

Stockholder Engagement

Executive Succession Planning

The Board recognizes the importance of effective executive leadership to PayPal’s success and annually reviews executive succession planning. As part of this process, the Board reviews and discusses the capabilities of our executive management, as well as succession planning and potential successors for the CEO and our other executive officers. The process includes consideration of organizational and operational needs, competitive challenges, leadership/management potential and development and emergency situations.

Outside Advisors

The Board may retain outside legal, financial or other advisors as it deems necessary or appropriate at the Company’s expense and without obtaining management’s consent. Each principal Board committee may also retain outside legal, financial or other advisors as it deems necessary, at the Company’s expense and without obtaining the Board’s or management’s consent.

Corporate Governance Documents

Code of Business Conduct and Ethics

Our credibility and reputation depend upon the good judgment, ethical standards and personal integrity of each director, executive officer and employee. PayPal’s Code of Business Conduct and Ethics (“Code of Conduct”) requires that our directors, executive officers and all other employees disclose actual or potential conflicts of interest and recuse themselves from related decisions. Directors, executive officers and other employees are expected to avoid any activity that is or has the appearance of being a conflict of interest with the Company. This includes refraining from engaging in activities that compete with, or are adverse to, the Company, or that interfere with the proper performance of an individual’s duties or responsibilities to the Company. In addition, our Code of Conduct restricts the use of confidential company information, company assets or position at the Company for personal gain.

We regularly review our Code of Conduct and related policies to ensure that they provide clear guidance. Additionally, to foster a strong culture of compliance and ethics, we conduct annual compliance and ethics training for all employees and contractors, which covers areas such as our Code of Conduct, anti-money laundering, information protection awareness, data privacy, safety and security and sexual harassment prevention. In addition, upon joining PayPal and annually thereafter, our employees must certify that they understand and will comply with our Code of Conduct. PayPal has continued to meet 100% completion for the annual compliance and ethics training.

Concerns about accounting or auditing matters or possible violations of our Code of Conduct should be reported under the procedures outlined in our Code of Conduct. We also provide a global Integrity Hotline, which is available 24 hours a day, seven days a week in multiple languages. Reports to the Integrity Hotline are confidential and can be made anonymously.

Governance Guidelines of the Board of Directors

The Board has adopted Governance Guidelines to serve as a framework to aid the Board in effectively conducting its business. The Governance Guidelines cover many of the policies and practices discussed in this proxy statement, including the composition and leadership of the Board, expectations for meeting attendance and the roles of the Board’s standing committees. The Governance Committee reviews the Governance Guidelines each year and recommends changes to the Board for consideration and approval as necessary or appropriate in response to changing regulatory requirements, evolving best practices and other considerations.

Where to Find Governance Documents

Our Governance Guidelines, charters of our principal Board committees, our Code of Conduct and other key corporate governance documents and materials are available on the governance section of our Investor Relations website at https://investor.pypl.com/governance/governance-overview/.

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CORPORATE GOVERNANCE

Related Person Transactions

Related Person Transactions

The Board has adopted a written policy governing the review and approval of related person transactions. The policy, which is administered by the ARC Committee, applies to any transaction or series of transactions in which (1) the Company or its consolidated subsidiary is a participant, (2) the amount involved is or is reasonably expected to be more than $120,000 and (3) a related person under the policy has a direct or indirect material interest. The policy defines a “related person” to include directors, director nominees, executive officers, beneficial owners of more than 5% of PayPal’s outstanding common stock or an immediate family member of any of these persons.

Under the policy, transactions requiring review are referred to the ARC Committee for pre-approval, ratification or other action. Management will provide the ARC Committee with a description of any related-person transaction proposed to be approved or ratified, including the terms of the transaction, the business purpose of the transaction and the benefits to PayPal and to the relevant related person. In determining whether to approve or ratify a related-person transaction, the ARC Committee will consider the following factors:

•	whether the terms of the transaction are fair to the Company, and at least as favorable to the Company as they would be if the transaction did not involve a related person;

•	whether there are demonstrable business reasons for the Company to enter into the transaction;

•	whether the transaction would impair the independence of an outside director under the Company’s director independence standards; and

•

whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of the related person’s interest in the transaction, the ongoing nature of any proposed relationship and any other factors the ARC Committee deems relevant.

The Company also has practices that address potential conflicts in circumstances where a non-employee director is a control person of an investment fund that desires to make an investment in or acquire a company that may compete with one of the Company’s businesses. Under those circumstances, the director is required to notify the Company’s CEO, General Counsel and Corporate Secretary of the proposed transaction, who then assess the nature and degree to which the investee company is competitive with one of the Company’s businesses, as well as the potential overlaps between the Company and the investee company. If it is determined that the competitive situation and potential overlaps between PayPal and the investee company are acceptable, the Company may approve the transaction, conditioned upon the director agreeing to certain limitations. Such limitations may include refraining from joining the board of directors of, serving as an advisor to or being directly involved in the business of the investee company; not conveying any confidential or proprietary information regarding the investee company to the Company or regarding the Company’s line of business with which the investee competes to the investee company; abstaining from being the primary decision-maker for the investment fund with respect to the investee company; recusing themselves from portions of investee company meetings that cover confidential competitive information reasonably pertinent to the Company’s lines of business with which the investee company competes; and agreeing to any additional limitations the CEO or General Counsel deems reasonably necessary or appropriate as circumstances change. All transactions by investment funds in which a non-employee director is a control person also remain subject in all respects to the Board’s written policy for the review of related person transactions, discussed above.

The ARC Committee charter requires it to review and approve all related person transactions that are required to be disclosed under Item 404(a) of Regulation S-K. There were no transactions required to be reported in this proxy statement since the beginning of fiscal 2021, where our written related-person transaction policy did not require review, approval or ratification or where this policy was not followed.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC. Based on the information available to us during the fiscal year ended December 31, 2021, we believe that all applicable Section 16(a) reports were timely filed except for a Form 4 filed on behalf of Mr. Donahoe to reflect the purchase of shares and a Form 5 filed on behalf of Ms. Pentland to reflect a donation of shares, which were filed late due to administrative errors.

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DIRECTOR COMPENSATION

Director Compensation

The Compensation Committee is responsible for reviewing and making recommendations to the Board regarding compensation paid to non-employee directors for their Board and Board committee service. On an annual basis, the Compensation Committee reviews the non-employee director compensation program, receiving input from the Compensation Committee’s independent compensation consultant regarding market practices and the competitiveness of the non-employee director compensation program in relation to the general market and the Company’s peer group.

2021 Director Compensation

In late 2020, the Compensation Committee, after consultation with its independent compensation consultant, approved certain adjustments to the 2021 director compensation program based on market practices. Effective January 1, 2021, the Non-Executive Board Chair’s (1) additional annual retainer was increased by $25,000 (from $50,000 to $75,000) and (2) additional annual equity award grant date value was increased by $25,000 (from $50,000 to $75,000), in each case to bring the Non-Executive Board Chair’s overall director compensation more in line with the Company’s compensation peer group.

Each non-employee director of the Company received the following annual retainers on the first trading day after January 1, 2021:

2021 Annual Retainers:

All Non-Employee Directors	$80,000/year

Non-Executive Board Chair	$75,000/year

Lead Independent Director	$75,000/year

ARC Committee Chair	$40,000/year

Compensation Committee Chair	$20,000/year

Governance Committee Chair	$20,000/year

ARC Committee Member	$20,000/year

Compensation Committee Member	$18,000/year

Governance Committee Member	$10,000/year

A non-employee director who served as the Non-Executive Board Chair and/or as the chair of a committee was entitled to receive the Non-Executive Board Chair annual retainer and/or committee chair annual retainer in addition to the non-employee director annual retainer; however, Board committee chairs were not entitled to receive the committee member annual retainer in addition to the committee chair annual retainer.

A non-employee director could elect to receive 100% of their annual retainer(s) in fully vested stock awards of PayPal common stock having a value equal to the annual retainer(s), in lieu of cash.

If, following the annual retainer payment date, a non-employee director was appointed or elected to serve as a member of the Board (or appointed to serve as a member of a committee or as a chair of a committee for which they were not a member or chair prior to such appointment), the non-employee director received a prorated annual retainer, based on the number of days from the appointment or election date to December 31 of that year.

2021 Equity Awards

In addition to the annual retainers, all non-employee directors received the following fully vested awards of PayPal common stock following the 2021 Annual Meeting of Stockholders.

2021 Equity Awards:

All Non-Employee Directors	$275,000 in PayPal common stock

Non-Executive Board Chair	Additional $75,000 in PayPal common stock

The number of shares of PayPal common stock subject to the equity award is determined by dividing the value of the annual equity award by the closing price of our common stock on the date of the annual stockholders meeting, rounded up to the nearest whole share.

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DIRECTOR COMPENSATION

Deferred Compensation

For 2021, if a non-employee director was appointed or elected at any time other than at the 2021 Annual Meeting of Stockholders, such director was eligible to receive a prorated annual equity award, as of the date of their appointment or election, for the period prior to the first annual stockholders meeting following their appointment or election, determined by (i) multiplying the amount of the annual equity award by a fraction, the numerator of which was the number of days from the date of appointment or election to the first anniversary of the most recent annual meeting of stockholders, and the denominator of which was 365, and (ii) dividing such amount by the closing price of our common stock on the date of appointment or election, rounded up to the nearest whole share.

Deferred Compensation

Our non-employee directors are eligible to defer 5% to 100% of their annual retainers and equity awards pursuant to the PayPal Holdings, Inc. Deferred Compensation Plan (“DCP”), our non-qualified deferred compensation plan. The DCP allows participants to set aside tax-deferred amounts. The investment return on any deferred cash amounts is linked to the performance of a range of market-based investment choices made available pursuant to the DCP, and the investment return on any deferred equity awards is linked to the performance of PayPal common stock. Our non-employee directors can elect to begin distributions from the DCP following the termination of their services to PayPal or in a specified year (provided that a director’s DCP account will be distributed if the director’s service on the Board terminates prior to the specified year). Our non-employee directors can elect to receive their distributions as either a lump sum or annual installments over a period of two to 15 years.

Director Stock Ownership Guidelines

Our non-employee directors are subject to rigorous stock ownership guidelines. Each non-employee director is required to hold an amount of PayPal common stock valued at five times the annual retainer for all non-employee directors within five years of joining the Board and is expected to continuously own sufficient shares to meet the stock ownership guidelines. Each non-employee director currently meets the stock ownership guidelines.

Shares that count toward satisfaction of the stock ownership guidelines include the following:

•	shares owned outright by the director or immediate family members residing in the same household and any shares allocated to a former spouse of the director in connection with a divorce settlement;

•	shares held in trust for the benefit of the director or immediate family members; and

•	deferred shares and vested deferred stock units (“DSUs”), deferred restricted stock units (“RSUs”), or deferred PBRSUs that may only be settled in shares of our common stock.

Our stock ownership guidelines are available on the governance section of our Investor Relations website at https://investor.pypl.com/governance/governance-overview/.

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DIRECTOR COMPENSATION

2021 Director Compensation Table

2021 Director Compensation Table

The following table summarizes the total compensation earned by or paid to our non-employee directors for the fiscal year ended December 31, 2021.

Name	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	Option Awards ($)	All Other Compensation ($)	Total ($)[3]

Rodney C. Adkins	110,000	275,223	—	—	385,223

Jonathan Christodoro	108,075	275,223	—	—	383,298

John J. Donahoe	155,154	350,236	—	—	505,390

David W. Dorman	110,162	275,223	—	—	385,385

Belinda J. Johnson	100,000	275,223	—	—	375,232

Enrique Lores[4]	48,000	249,432			297,432

Gail J. McGovern	118,000	275,223	—	—	393,223

Deborah M. Messemer	100,000	275,223	—	—	375,223

David M. Moffett	120,135	275,223	—	—	395,358

Ann M. Sarnoff	100,189	275,223	—	—	375,412

Frank D. Yeary	100,000	275,223	—	—	375,223

[1]

The amounts reported in the Fees Earned or Paid in Cash column reflect the annual cash retainer amounts earned by each non-employee director in 2021, which includes annual retainer amounts for which the following directors elected to receive fully vested shares of PayPal common stock in lieu of cash:

Name	Fees Forgone ($)	Shares Received (#)

Jonathan Christodoro	108,000	466

John J. Donahoe	155,000	669

David W. Dorman	110,000	475

David M. Moffett	120,000	518

Ann M. Sarnoff	100,000	432

[2]

Amounts shown represent the grant date fair value of the equity awards granted on May 26, 2021 to our non-employee directors following our 2021 Annual Meeting of Stockholders, as computed in accordance with FASB ASC Topic 718. As of December 31, 2021, our non-employee directors held the following DSUs.

Name	Total DSUs Held(#)	Total Options Held (#)

Jonathan Christodoro	5,353	—

John J. Donahoe	2,464	—

David W. Dorman	9,488	—

Gail J. McGovern	3,711	—

David M. Moffett	49,001	—

Frank D. Yeary	5,460	—

[3]	The amounts reported in the Fees Earned or Paid in Cash, Stock Awards and Total columns include amounts deferred under the DCP.
[4]

Mr. Lores joined the Board in June 2021; accordingly, his 2021 compensation was prorated to reflect that he commenced his service following the annual retainer payment date for 2021 and outside of an annual stockholders meeting in accordance with our director compensation program.

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ESG OVERSIGHT AND HIGHLIGHTS

ESG Oversight and Highlights

PayPal’s mission to build a more financially inclusive and interconnected world is the foundation of our values-led culture, which is grounded in Inclusion, Innovation, Collaboration and Wellness across our communities, workforce and strategies. Responsibly managing our global business helps to enable us to create value for all of our stakeholders, including our employees, stockholders, partners and communities.

INCLUSION Respect and value uniqueness and diversity of thought	INNOVATION Create amazing experiences for our customers – whether merchant, consumer or the PayPal community	COLLABORATION Work as a team, drive ownership and accountability, make decisions and get results	WELLNESS Care for and actively support each other’s well-being

We believe that effective management of ESG risks and opportunities is essential to deliver on our mission and strategy. Accordingly, we strive to maintain the highest standards of ESG governance. Our executive management team understands the impacts that ESG risks and opportunities may have on the Company’s ability to deliver its mission and to support the long-term interests of our stockholders and other stakeholders.

As we continue to evolve our ESG efforts, we are committed to sharing progress through subsequent reports and updates. For further information, please visit our latest annual Global Impact Report available at https://investor.pypl.com/esg-strategy.

ESG Governance Structure

PayPal recognizes the importance of living our values across all levels of the organization, which reflects our strong commitment to promoting diverse viewpoints through our Board, our leadership and our workforce. Executive management is continuously engaged on PayPal’s priority ESG-related risks and opportunities.

Our overall governance framework drives strong oversight, ensures Board and management accountability and demonstrates PayPal’s commitment to transparency, independence and diversity. We apply the same approach to the oversight, management and implementation of the Company’s ESG strategy. Our cross-functional ESG program is managed by executive leaders and implemented through the guidance and direction provided by the ESG steering committee. Representatives from the ESG steering committee brief Board committees and executive management on ESG issues on a quarterly basis and meet with a subcommittee of the ERM Committee at least annually to review current and emerging ESG-related risk topics.

• 2022 Proxy Statement	37

ESG OVERSIGHT AND HIGHLIGHTS

ESG Strategy

ESG Strategy

PayPal’s ESG strategy is an extension of our mission to promote financial wellness and to empower those who are underserved by the financial community. We focus on four ESG pillars that are aligned with our business priorities, shaped by stakeholder feedback and reflect our mission and values. We believe this integrated, enterprise-wide approach to managing our global business responsibly helps to enable us to create value for all of our stakeholders.

ESG Materiality and Prioritization Assessment

Building on PayPal’s first comprehensive ESG materiality* assessment conducted in 2020, we review our ESG materiality map annually to ensure we remain focused on the topics that are most important to our business, stakeholders and society. Aligned to our four ESG pillars and informed by internal and external stakeholder feedback, we identified 18 key ESG topics, of which eight have been noted as most critical for PayPal to drive long-term business performance and impact. The eight priority topics include: cybersecurity, privacy, diversity, climate change, financial health, empowering small businesses, corporate governance and employee wellness. The findings from our ESG materiality assessment serve as a key input to inform how we strategically deploy resources across the enterprise and refine our programs. Our latest review in 2021 did not lead to any significant changes to our map.

*

Used in the context of our ESG strategy and initiatives, the terms “material” and “materiality” are distinct from, and should not be confused with, the same terms as defined by or construed in accordance with securities law or as used in the context of financial statements and reporting.

38	• 2022 Proxy Statement

ESG OVERSIGHT AND HIGHLIGHTS

ESG Strategy

Stakeholder Engagement

PayPal values ongoing feedback from our stakeholders. We actively solicit and regularly consider input from investors, employees, regulators, customers and other stakeholders on ESG topics, which helps to inform our ESG strategy and reporting activities. We engage with our stakeholders through a variety of channels, including internal employee surveys and team conversations, roundtable sessions with a cross-section of stakeholders (such as investors, suppliers and partners), convenings of other private sector and non-governmental partners, direct investor dialogues and other virtual engagement opportunities. The table below illustrates some of the ESG-related topics on which we engaged with our stakeholders over the past year.

Stakeholders	Topics of Engagement

Investors	Talent management, DIE&B, Board composition and oversight, climate change, cybersecurity and data privacy, general ESG matters, executive compensation

Employees	Workplace flexibility, DIE&B, product innovation, business strategy, community engagement, sustainability

Regulators	ESG governance, stakeholder capitalism, digital assets, cybersecurity

Customers	Product education, ESG governance, small business empowerment

Suppliers	Climate change, business ethics, diversity

Other stakeholders (communities, partners)	Economic empowerment, employee total wellness, civic engagement, climate resilience, racial equity, stakeholder capitalism, use of information to promote positive impact

ESG Reporting Frameworks

As part of our commitment to transparency, we continuously consider enhancements to our ESG disclosures and reporting and strive for alignment with those frameworks most applicable to our business and most important to our stakeholders. Our Global Impact Report provides specific reporting of our ESG programs, policies and metrics mapped to the following voluntary reporting frameworks and initiatives:

•	The Global Reporting Initiative standards;

•	SASB standards;

•	The Ten Principles of the United Nations Global Compact; and

•	The World Economic Forum Stakeholder Capitalism Metrics.

We are committed to the continued development of our climate-related disclosures in accordance with the recommendations of the TCFD and provide clear reporting on the governance, strategy, risk management and targets through our TCFD Index and our annual CDP climate change questionnaire. We recently enhanced our index to include additional information on our internal environmental sustainability policy, incorporation of climate-related risks into the enterprise-wide risk taxonomy and updates to our environmental metrics and progress on our SBTs.

• 2022 Proxy Statement	39

ESG OVERSIGHT AND HIGHLIGHTS

Priority ESG Programs

In addition, we conduct an annual review regarding our contributions to achieving the U.N. SDGs. In 2021, we identified seven SDGs where PayPal provides the greatest positive influence in meeting these goals.

Priority ESG Programs

Our annual Global Impact Report highlights PayPal’s programs and progress across our four ESG pillars:

Employees & Culture

We continue to build upon our global talent and DIE&B strategies to attract, develop and retain a diverse and talented workforce and promote employee total wellness to support their physical, mental and financial health. We actively solicit employee feedback to help refine these programs, enhance the employee experience and support the local communities where we live and work. For additional information, please see the Human Capital Management section on page 42 of this proxy statement.

•

Expanding employee initiatives to respond to dynamic COVID-19 impacts and the future of work, including self-paced and community learning experiences, a global COVID-19 vaccine reimbursement program, ongoing global wellness days and other workplace flexibility efforts and global financial wellness education.

•

Strengthening existing and piloting new DIE&B efforts as part of our multi-year DIE&B strategy, including a newly redesigned global DIE&B learning agenda, targeted career mentorship and sponsorship initiatives for underrepresented groups, diverse hiring practices, ongoing investments in our Employee Resource Groups and commitment to pay equity.

•

Creating opportunities for our global employees to support their local communities through volunteering, charitable giving and employee engagement programs, including skills-based volunteering to mentor small businesses, support career development of underrepresented groups and drive new digital innovations for nonprofits.

Social Innovation

Our Social Innovation strategy guides PayPal’s global mission to help ensure that everyone has the opportunity to participate and thrive in an inclusive economy by empowering our customers to achieve economic prosperity, promoting widespread financial health and facilitating the growth of charitable giving.

•

Supporting SMBs globally by embarking on new partnerships, enhancing the in-store experience through Zettle and QR codes, facilitating over $3.6 billion in access to capital in 2021 and expanding new resources and tools to help SMBs grow and thrive, such as Venmo business profiles.

•

Reinforcing our commitment to underserved communities through our racial justice and women’s empowerment initiatives by allocating $535 million-initially committed in 2020–to help address the racial wealth gap and embarking on a new five-year, $108 million commitment to support women and girls around the world.

•

Enabling customer financial wellness through the redesigned PayPal digital wallet, offering a centralized place for customers to manage their daily financial lives, responsible global pay later offerings, digital currency and crypto assets, global financial education and community engagement activities.

•

Integrating customer giving opportunities throughout our payments platform and expanded our Generosity Network to help customers raise well over $19 billion for more than one million nonprofits and personal causes.

40	• 2022 Proxy Statement

ESG OVERSIGHT AND HIGHLIGHTS

Priority ESG Programs

Environmental Sustainability

At PayPal, we responsibly manage our environmental impact and focus on addressing climate change, managing natural resources, exploring environmental innovation and engaging partners across our value chain on environmental action.

•	Demonstrating progress on our goal to reach net-zero GHG emissions across our value chain by 2040 and to meet our interim SBTs by 2025.

•	Achieved our goal for 100% renewable energy use in our data centers two years ahead of schedule.

•

Driving climate innovation to enable more environmentally friendly financial services and e-commerce for consumer and merchants in alignment with our mission, including better understanding and accounting for the climate impacts of our cryptocurrency and digital asset services.

•	Supporting the development of new solutions and resources to help build climate equity and resilience, particularly for the underserved.

Responsible Business Practices

We recognize that robust and effective oversight and governance are fundamental to building trust with our stakeholders and sustaining our success. We demonstrate this commitment through our comprehensive approach to risk management, data privacy and security and protecting our customers and platform.

•	Formally integrating ESG considerations into our ERCM program and ensuring comprehensive compliance training for all employees and contractors.

•

Embodying a privacy-first culture that prioritizes responsible use of data and customer empowerment through transparency, education, platform enhancements and product innovations and enabled a self-service portal for customers in more than 50 countries to exercise their own preferences regarding their personal data and marketing choices.

•	Incorporating the management of critical ESG topics, such as risk and compliance and DIE&B, into the individual performance component of our executive Annual Incentive Plan.

•

Enhancing the safety and security of our products and platform through our global fraud detection and protection services and proactively combating cyber threats through our ISO 27001 certified information security program.

• 2022 Proxy Statement	41

ESG OVERSIGHT AND HIGHLIGHTS

Human Capital Management

Human Capital Management

Global Talent Strategy

PayPal recognizes the fundamental importance of ensuring that we attract, recruit, develop and retain diverse talent to enable us to create innovative products and services for our customers and to serve our stockholders and other stakeholders. We consider the management of our global talent (human capital) to be essential to the ongoing success of our business. The Compensation Committee oversees our approach to global talent, which is managed by our Chief Human Resources Officer. The Board and executive management receive regular reports on our approach and results.

We remain focused on supporting our employees across the full employee lifecycle from recruitment and onboarding to development and offboarding. We do this by actively listening to our workforce, extending our talent pipeline, creating immersive and accessible employee experiences and promoting employees’ total wellness, particularly during difficult times such as the COVID-19 pandemic. For example, in 2021, as our global employees continued to navigate remote work, we continued to invest in their mental wellness by providing workplace flexibility to reflect their diverse needs and appointed a Global Wellness Advocate.

Employee Engagement

We continued to enhance our employee surveys to stay informed about our employees’ working situations and provide support where needed. During 2021, many of our employees globally faced stresses due to the COVID-19 pandemic while balancing responsibilities at work. Our highest priority continues to be the health, safety and wellness of our global workforce. We offer a global employee advocacy team that is available 24/7 to help any employees who need support.

We conducted an annual employee engagement survey to gain direct insight from our global workforce on the Company’s culture, as well as other specific surveys to gather employee input on our annual performance program and evolving workplace preferences. In 2021, approximately 79% of PayPal’s global employees participated in our annual employee survey. Our engagement score was at 83%, which reflects employees that would recommend PayPal to their peers and/or are happy at PayPal. Additionally, our intend-to-stay score, an important benchmark for employee satisfaction, was at 80%, which reflects an employee’s intention to work at PayPal in two years. We also observed improvements in employee scores regarding effective collaboration and work life balance, reflecting positive performance on two important focus areas for 2021.

Further, we added new questions to gauge employee perspectives on our DIE&B strategy, specifically on our ability to build diverse teams and garner a sense of belonging. These results will serve as important benchmarks as we continue driving our culture of inclusion. We shared the survey results and insights directly with managers to help identify opportunities for improvement to support our global employees going forward. In 2022, we plan to collect targeted employee feedback on employee wellness and manager effectiveness.

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ESG OVERSIGHT AND HIGHLIGHTS

Human Capital Management

Diversity, Inclusion, Equity & Belonging Strategy

We believe that fostering DIE&B is critical to our global talent strategy. Our DIE&B principles are deeply embedded in our people throughout the employee lifecycle, our culture and our business. We are committed to equal pay for equal work, promoting enterprise-wide inclusive learning opportunities and partnering with leading organizations to further integrate DIE&B considerations into our talent strategy. These efforts are led by PayPal’s Global Head of DIE&B and an extended DIE&B team of experienced professionals using measurement and analytics to evaluate and map progress. PayPal also supports eight employee resource groups that drive engagement, champion DIE&B-related causes and activities and support our business and talent strategies. Examples of our DIE&B efforts include Inclusion@PayPal, an enhanced global learning program that was launched in late 2021 to help engage and activate employees on their DIE&B journey, and our Supplier Diversity Program.

Our strong commitment to DIE&B is evident throughout our organization at all levels. As of December 31, 2021, 50% of our Board and 56% of our executives identified as women and/or from a diverse ethnic group. Across our workforce, we reached 56% overall diverse workforce representation, including 44% global gender diversity and 52% U.S. ethnic diversity, as of December 31, 2021.

As we continue to evolve our ESG efforts, we are committed to sharing progress through subsequent reports and updates. For further information and to access our Global Impact Report, visit: https://investor.pypl.com/esg-strategy.

• 2022 Proxy Statement	43

STOCK OWNERSHIP INFORMATION

Stock Ownership Information

The following tables set forth certain information with respect to (1) each stockholder known to us to be the beneficial owner of 5% or more of our common stock as of December 31, 2021, and (2) the beneficial ownership of our common stock by each director and director nominee, by each executive officer named in the 2021 Summary Compensation Table and by all executive officers and directors (including nominees) as a group as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to these tables, the entities and individuals named in the tables have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Five Percent Owners of Common Stock

	Shares Beneficially Owned

Name and Mailing Address	Number	Percent

The Vanguard Group[1] 100 Vanguard Blvd. Malvern, PA 19355	94,078,240	8.01%

BlackRock, Inc.[2] 55 East 52nd Street New York, NY 10055	75,987,482	6.50%

[1]

Based solely on information on Schedule 13G/A (Amendment No. 6) filed with the SEC on February 10, 2022. The Vanguard Group and certain related entities have sole voting power of 0 shares of the Company’s common stock, shared voting power of 1,970,150 shares of the Company’s common stock, sole dispositive power of 89,235,234 shares of the Company’s common stock and shared dispositive power of 4,843,006 shares of the Company’s common stock.

[2]

Based solely on information on Schedule 13G/A (Amendment No. 4) filed with the SEC on February 3, 2022. BlackRock, Inc. has sole voting power of 65,057,531 shares of the Company’s common stock and sole dispositive power of 75,987,482 shares of the Company’s common stock.

Security Ownership of Executive Officers and Directors

	Shares Beneficially Owned[2]

Name[1]	Number	Percent of Class

Daniel H. Schulman	369,286	*

John D. Rainey	172,841	*

Jonathan Auerbach	101,901	*

Mark Britto	168,358	*

A. Louise Pentland	132,019	*

Rodney C. Adkins	18,896	*

Jonathan Christodoro	25,695	*

John J. Donahoe	68,610	*

David W. Dorman	55,427	*

Belinda J. Johnson	18,765	*

Enrique J. Lores	4,135	*

Gail J. McGovern	20,194	*

Deborah M. Messemer	6,412	*

David M. Moffett	73,657	*

Ann M. Sarnoff	13,117	*

Frank D. Yeary	35,227	*

All Directors and Executive Officers as a Group (20 Persons)[3]	1,506,647	*

*	Less than one percent
[1]	c/o PayPal Holdings, Inc., 2211 North First Street, San Jose, California 95131.
[2]

Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 5, 2022, and RSUs that are scheduled to vest within 60 days of April 5, 2022 are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options or RSUs, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 1,161,295,700 shares of common stock outstanding as of April 5, 2022.

[3]	Includes 0 shares subject to options exercisable within 60 days of April 5, 2022, and 21,964 RSUs scheduled to vest within 60 days of April 5, 2022.

44	• 2022 Proxy Statement

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Information About Our Executive Officers

Executive Officer Biographies

Age 64 President and Chief Executive Officer In current position since July 2015	DANIEL H. SCHULMAN
Biography Mr. Schulman’s biography is set forth on page 21 of this proxy statement under the heading “Proposal 1: Election of Directors – Director Biographies.”

Age 50 Executive Vice President, Global Sales In current position since March 2020	PEGGY ALFORD •

Biography

PayPal’s Senior Vice President, Core Markets, from March 2019 to March 2020.

Chief Financial Officer and Head of Operations for the Chan Zuckerberg Initiative, a philanthropic organization, from September 2017 to February 2019.

Held a variety of senior positions at PayPal, from May 2011 to August 2017, including Senior Vice President, Core Markets; Senior Vice President of People Operations; Chief Operating Officer for Asia Pacific Region and Global Cross-Border Trade; and Vice President and Chief Financial Officer for the Americas Region.

Prior to joining PayPal in 2011, Ms. Alford worked at Rent.com, a national internet real estate listing service and former subsidiary of eBay Inc., where she served in positions of increasing responsibility, including President, General Manager and Chief Financial Officer.

Member of the Board of Directors of the Macerich Company, since June 2018 and Meta, Inc. (formerly known as Facebook, Inc.), since May 2019.

Diverse Ethnic Group    • Woman

• 2022 Proxy Statement	45

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Age 59 Executive Vice President, Chief Strategy, Growth and Data Officer In current position since January 2018	JONATHAN AUERBACH

Biography

PayPal’s Executive Vice President, Chief Strategy and Growth Officer, from September 2016 to January 2018.

PayPal’s Senior Vice President, Chief Strategy and Growth Officer, from July 2015 to September 2016.

CEO of Group Digital Life at Singapore Telecommunication Limited (Singtel), where he led the company’s global portfolio of digital businesses as well as its venture fund, from September 2014 to May 2015.

Worked as a management consultant and held a variety of executive roles with McKinsey & Company, a global management consulting firm, from 1987 to 2014.

Member of the Board of Directors of Principal Financial Group, since 2019.

Age 57 Executive Vice President, Chief Product Officer In current position since March 2020	MARK BRITTO

Biography

PayPal’s Executive Vice President of Global Sales and Credit, from February 2019 to March 2020.

PayPal’s Senior Vice President of Global Credit and Core Markets, from July 2017 to February 2019.

Co-founder and CEO of Boku, Inc., the world’s largest independent carrier billing company, from January 2009 to March 2014.

CEO of Ingenio, a service marketplace and performance advertising company, from July 2002 to December 2007, which he led to a 2007 acquisition by AT&T.

Senior Vice President of Worldwide Services and Sales at Amazon, from May 1999 to June 2002, following the acquisition in 1999 of his first company, Accept.com, which served as the primary backbone of Amazon’s global payments platform.

Began his career in senior credit and risk management roles at leading national banks, First USA and Bank of America.

Non-Executive Chair of Boku, Inc., since 2009.

Age 50 Executive Vice President, Risk, Platform Services and Legal In current position since January 2022	AARON KARCZMER

Biography

PayPal’s Chief Risk Officer and Executive Vice President, Risk and Platforms, from March 2020 to December 2021.

PayPal’s Chief Risk Officer and Executive Vice President, Risk, Regulatory and Protection Services, from April 2017 to March 2020.

PayPal’s Senior Vice President, Chief Compliance and Ethics Officer, from September 2016 to March 2017.

PayPal’s Senior Vice President, Chief Compliance Officer, from May 2016 to September 2016.

Held a variety of leadership roles at American Express, from September 2007 to April 2016, including Senior Vice President, Deputy Chief Compliance Officer and Head of Global Financial Crime Compliance, from 2013 to April 2016.

Earlier in his career, worked at the New York County District Attorney’s office, including as Unit Chief and co-founder of the Identity Theft Unit, responsible for investigating and prosecuting financial crime, data breaches, and cyber-crime.

Founding member of the World Economic Forum’s Chief Risk Officers Community.

Diverse Ethnic Group    • Woman

46	• 2022 Proxy Statement

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Age 51 Chief Financial Officer, Executive Vice President, Global Customer Operations In current position since January 2018	JOHN D. RAINEY

Biography

PayPal’s Executive Vice President, Chief Financial Officer, from September 2016 to January 2018.

PayPal’s Senior Vice President, Chief Financial Officer, from August 2015 to September 2016.

Executive Vice President and Chief Financial Officer at United Airlines, from April 2012 to July 2015.

Senior Vice President of Financial Planning and Analysis at United Continental Holdings, Inc., from October 2010 to April 2012.

Member of the Board of Directors of Nasdaq, Inc., since 2017.

Age 49 Executive Vice President, Chief Technology Officer In current position since January 2021	SRIPADA SHIVANANDA

Biography

PayPal’s Senior Vice President, Chief Technology Officer, from April 2016 to January 2021.

PayPal’s Vice President of Global Platform and Infrastructure, from July 2015 to March 2016.

Served in positions of increasing responsibility at eBay Inc., ranging from a software engineer to Vice President of Global Platform and Infrastructure, from June 2002 to June 2015. Started his career at Deja.com, which was acquired by eBay.

Member of the Board of Directors of F5 Networks, Inc., since 2020.

Diverse Ethnic Group    • Woman

• 2022 Proxy Statement	47

PROPOSAL 2: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL 2:

Advisory Vote to Approve Named Executive

Officer Compensation

Each year, we ask our stockholders to vote on an advisory basis to approve the compensation paid to our named executive officers (“say-on-pay”), as described in the Compensation Discussion and Analysis and the compensation table sections of this proxy statement.

The Compensation Committee is committed to an executive compensation program that is transparent and simple, that appropriately incentivizes our executive officers and aligns with stockholder interests and external expectations and that enables us to effectively compete for, attract and retain top talent so we can build the strongest possible leadership team for PayPal. The Compensation Committee believes the goals of our executive compensation program are appropriate and that the program is properly structured to achieve those goals. As you decide how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis and the compensation table sections of this proxy statement.

The Board recommends that stockholders vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2021 Summary Compensation Table and the other related tables and disclosures.”

This say-on-pay vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements. We expect that the next say-on-pay vote will occur at PayPal’s 2023 annual meeting of stockholders.

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 2.

48	• 2022 Proxy Statement

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF THE STOCKHOLDER ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL 3:

Advisory Vote on the Frequency of the Stockholder

Advisory Vote to Approve Named Executive Officer

Compensation

In addition to providing stockholders with the opportunity to cast a say-on-pay advisory vote on the compensation of our named executive officers, in accordance with SEC rules, we are also providing our stockholders with the opportunity to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers in the future. This non-binding advisory vote is commonly referred to as a “say-on-frequency” vote. Under this proposal, our stockholders may indicate whether they would prefer to have an advisory vote on executive officer compensation every year, every two years or every three years.

The Compensation Committee and the Board believe that the advisory vote on named executive officer compensation should continue to be conducted every year. We believe this frequency will enable our stockholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to more meaningful and timely communication between the Company and our stockholders on the compensation of our named executive officers.

Stockholders are not voting to approve or disapprove the Board’s recommendation. Instead, you may cast your vote on your preferred voting frequency by choosing any of the following four options with respect to this proposal: “every year,” “every two years,” “every three years” or “abstain.”

For the reasons discussed above, we are asking our stockholders to vote for a frequency of “every year.”

The say-on-frequency vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions expressed by stockholders in their vote on this proposal and will consider the option that receives the most votes in determining the frequency of future advisory votes on the compensation of our named executive officers.

THE BOARD RECOMMENDS A VOTE FOR “EVERY YEAR” FOR PROPOSAL 3.

• 2022 Proxy Statement	49

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion

and Analysis

50	Executive Summary

54	Executive Compensation Program Design

54	Alignment of Compensation with Performance Results

55	2021 Compensation Framework and Decisions

63	Our Structure for Setting Compensation

65	Other Compensation Elements

65	Other Compensation Practices and Policies

Named Executive Officers

This Compensation Discussion and Analysis (“CD&A”) describes the material compensation elements for each of PayPal’s named executive officers (“NEOs”) and provides an overview of the compensation policies and practices applicable to our NEOs.

2021 NEOs

[1]

Effective as of December 31, 2021, Ms. Pentland stepped down from her role as Executive Vice President, Chief Business Affairs and Legal Officer and is no longer classified as a Section 16 officer or executive officer of the Company.

Executive Summary

2021 Financial and Operational Performance Highlights

In 2021, we delivered strong financial and operational performance across key performance metrics following the prior year’s record setting performance. Our revenue increased to $25.4 billion. We added approximately 48.9 million net new active accounts, ending the year with 426 million active consumer and merchant accounts. Our total payment volume increased to $1.25 trillion and customer engagement grew to an average of 45.4 transactions per active account as we continued to scale our acceptance worldwide and advance our leadership in digital payments.

In addition, we continued to innovate at scale as we launched a record number of products and experiences in 2021. We integrated Honey into the new PayPal app to help consumers shop and discover deals and new brands. We expanded our checkout capabilities to help consumers pay on their own terms, whether in-store with QR codes, over time with buy now, pay later or with emerging funding sources like cryptocurrencies. We also acquired Happy Returns to anchor our post-purchase process and make returns easier and more affordable.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

[1]

Non-GAAP Operating Margin and Free Cash Flow are not financial measures prepared in accordance with GAAP. For information on how we compute these non-GAAP financial measures and a reconciliation to the most directly comparable financial measures prepared in accordance with GAAP, please refer to “Appendix A: Reconciliation of Non-GAAP Financial Measures” to this proxy statement.

For more information on our 2021 performance highlights, see the “Proxy Statement Summary – Our 2021 Key Highlights” beginning on page 3 of this proxy statement.

• 2022 Proxy Statement	51

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

2021 NEO Compensation Program Elements

For 2021, the Compensation Committee approved an executive compensation program based on our “pay for performance” philosophy that is designed to align our executive officers’ compensation with the key drivers of profitable growth. The ultimate goals of our executive compensation program are to properly incentivize and reward our executives for performance that exceeds expectations, provide transparency for our executives and our stockholders and position PayPal competitively to enable us to attract and retain highly capable leaders in an intensely competitive talent market.

The following is an overview of the compensation program elements for our NEOs.

52	• 2022 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Key Compensation Policies and Practices

We maintain the following policies and practices that we believe demonstrate our commitment to good corporate governance and executive compensation best practices.

At our 2021 Annual Meeting of Stockholders, we received approximately 88.7% support of the votes cast on our say-on-pay proposal. Following the 2021 Annual Meeting of Stockholders, we engaged in proactive outreach efforts with stockholders representing approximately 58% of our common stock. For more information on our engagement efforts and feedback received through these conversations, please see “Corporate Governance – Stockholder Engagement,” on page 29 of this proxy statement.

• 2022 Proxy Statement	53

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Program Design

Executive Compensation Program Design

Our key guiding principle for executive compensation is to closely align the compensation of our executives with the creation of long-term value for our stockholders. We do so by tying a significant portion of our executives’ Target Total Direct Compensation opportunity to the Company’s performance.

In designing our executive compensation program, the Compensation Committee prioritizes four goals:

Alignment of Compensation with Performance Results

Incentive Compensation

Based on our 2021 results for revenue, Non-GAAP Operating Margin and net new actives, the 2021 AIP paid out at 60% of target. Based on the compound annual growth rates of FX-neutral revenue and Free Cash Flow for the three-year period of January 1, 2019 to December 31, 2021, the 2019-2021 PBRSUs paid out at 186% of target. For more information on our incentive compensation programs, see “2021 Compensation Framework and Decisions” below.

54	• 2022 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2021 Compensation Framework and Decisions

CEO Compensation and Performance Trends

The following charts demonstrate the alignment of our revenue and indexed TSR with CEO pay (as reported in the “2021 Summary Compensation Table”) for fiscal years 2019 to 2021. Our Compensation Committee determines CEO pay each year based on information available at the beginning of the year, including Company and individual performance and potential. Revenue is a key measure of our financial performance. Indexed TSR is defined as the total stockholder return on our common stock during the period from December 31, 2018 through December 31, 2021, assuming $100 was invested on December 31, 2018.

2021 Compensation Framework and Decisions

When designing our executive compensation program, the Compensation Committee assessed competitive market data obtained from the public filings of our compensation peer group companies and general industry data for comparable technology and financial companies that are included in proprietary third-party compensation surveys. For more information, see “Our Structure for Setting Compensation.”

Base Salary

At the beginning of each year, the Compensation Committee reviews and approves each executive officer’s base salary for the year. In making its determinations, the Compensation Committee considered competitive market data and certain individual factors, including the executive’s individual performance, level of responsibility, breadth of knowledge and prior experience. The following table shows the 2021 annual base salary for each NEO.

NEO	Base Salary for 2021 ($)	Base Salary for 2020 ($)

Daniel H. Schulman[1]	1,250,000	1,000,000

John D. Rainey	750,000	750,000

Jonathan Auerbach[2]	750,000	650,000

Mark Britto[2]	750,000	650,000

Louise Pentland	750,000	750,000

[1]

In January 2021, the Compensation Committee increased Mr. Schulman’s base salary from $1,000,000 to $1,250,000, effective July 1, 2021, to align his pay relative to peers and the external competitive market.

[2]

In January 2021, the Compensation Committee increased the base salaries of Messrs. Auerbach and Britto from $650,000 to $750,000, effective July 1, 2021, to align their pay relative to internal and external peers.

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COMPENSATION DISCUSSION AND ANALYSIS

2021 Compensation Framework and Decisions

How We Determine Incentive Compensation

When deciding the target amount and forms of incentive compensation for our NEOs, the Compensation Committee considers the size and complexity of the NEO’s position and business unit or function, as well as the following factors (which we refer to as the “Incentive Compensation Factors”):

•	leadership;

•	performance against financial, strategic and operational objectives and performance measures;

•	defining and executing against strategy, roadmaps and budgets;

•	driving innovation for the business unit or function;

•	negotiating, closing and integrating or implementing strategic transactions and partnerships;

•	championing and advancing the Company’s set of core values of inclusion, innovation, collaboration and wellness; and

•	organizational development and human capital management, including hiring, development and retention for the business unit or function by supporting and enhancing DIE&B efforts.

Individual performance is evaluated based on a holistic and subjective assessment of each individual NEO’s performance against these factors.

Annual Incentive Plan

The 2021 AIP provided each of our NEOs with the opportunity to earn annual incentive compensation based on Company performance and individual performance. The majority of our NEOs’ 2021 AIP awards was in the form of PBRSUs, which are settled in shares of PayPal common stock, as described below.

The Compensation Committee believes that our executives’ annual incentives should be tied primarily to our overall Company performance, with individual compensation differentiated based on individual performance. As a reflection of our Company’s commitment to DIE&B, the Compensation Committee has incorporated DIE&B considerations into the individual performance portion of our NEOs’ 2021 AIP awards, as discussed further below.

The following table sets forth the 2021 target annual incentive opportunity (the “Target Incentive Amount”) for each NEO, which is expressed as a percentage of the NEO’s base salary.

NEO	2021 AIP Annual Target as Percentage of Base Salary[1]	2020 AIP Annual Target as Percentage of Base Salary

Daniel H. Schulman	200%	200%

John D. Rainey	125%	100%

Jonathan Auerbach	125%	100%

Mark Britto	125%	100%

Louise Pentland	125%	100%

[1]

In January 2021, the Compensation Committee increased the 2021 AIP Target Incentive Amount for Messrs. Rainey, Auerbach and Britto and Ms. Pentland to align their pay relative to peers and the external competitive market.

75% of the Target Incentive Amount for each NEO was delivered in the form of PBRSUs with a one-year performance period, with the final payout to be determined based on Company performance for 2021.

NEO	Base Salary Used to Calculate PBRSU Target Incentive Amount ($)[1]	PBRSU Target Incentive Amount ($)	PBRSU Target (Shares)[2]

Daniel H. Schulman	1,000,000	1,500,000	5,996

John D. Rainey	750,000	703,125	2,811

Jonathan Auerbach	650,000	609,375	2,436

Mark Britto	650,000	609,375	2,436

Louise Pentland	750,000	703,125	2,811

[1]	In accordance with the terms of the 2021 AIP, each NEO’s base salary as of April 1, 2021 was used to calculate the Target Incentive Amount applicable to the PBRSUs granted pursuant to the 2021 AIP.
[2]

The target number of PBRSUs was determined by dividing (i) the Target Incentive Amount allocated to the Company performance portion by (ii) the average closing price of PayPal common stock for a period of 30 consecutive trading days prior to the grant date (the “Average Closing Price”). The PBRSUs under the 2021 AIP were granted on February 15, 2021.

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COMPENSATION DISCUSSION AND ANALYSIS

Company Performance Measures

The remaining 25% of the Target Incentive Amount for each NEO was determined based on individual performance, to be delivered in cash, in each case as described below.

NEO	Base Salary Used to Calculate Cash Target Incentive Amount ($)[1]	Target Cash ($)

Daniel H. Schulman	1,250,000	625,000

John D. Rainey	750,000	234,375

Jonathan Auerbach	750,000	234,375

Mark Britto	750,000	234,375

Louise Pentland	750,000	234,375

[1]	In accordance with the terms of the 2021 AIP, each NEO’s base salary as of December 1, 2021 was used to calculate the Target Incentive Amount applicable to the cash portion of the 2021 AIP.

The actual amount of each NEO’s 2021 AIP award was determined by the following formula:

Company Performance Measures

In early 2021, the Compensation Committee selected the Company performance measures under the 2021 AIP to create strong alignment between Company performance and our NEO annual incentive payouts.

Measure	Definition	Purpose

Revenue (50% Weighting)	Revenue, as reported in our Annual Report on Form 10-K.	The Compensation Committee believes that top-line growth is an important factor in stockholder value creation. Revenue is also a key financial metric that the Company uses internally to measure ongoing financial performance.

Non-GAAP Operating Margin (50% Weighting)	“Non-GAAP Operating Margin,” as described in “Appendix A: Reconciliations of Non-GAAP Financial Measures” to this proxy statement.	The Compensation Committee believes that Non-GAAP Operating Margin is an important measure of our performance because it measures profitability, reflects the Company’s revenue growth and expense management discipline and is a key financial metric of core financial performance and business activities within our peer group. Non-GAAP Operating Margin is also a key financial metric that the Company uses internally to measure ongoing financial performance.

Net New Actives (“NNAs”) (potential modifier)	Measures the net change in the number of organic active customer accounts compared to target. NNAs measurement excludes the impact of any mergers and acquisitions.	The Compensation Committee believes that NNAs are an important measure of the growth of our active customer base. The number of NNAs is also a key operational metric that the Company uses internally to measure ongoing performance.

The minimum threshold for either revenue or Non-GAAP Operating Margin would need to be met to trigger any payments under the Company performance component of the 2021 AIP. Revenue and Non-GAAP Operating Margin are weighted equally to determine the payout of the Company performance component of the 2021 AIP. The NNAs operational performance measure serves as a modifier that increases the Company performance payout by one percentage point for each 2.5 million increase in NNAs above the target. The maximum possible payout for the Company performance portion of the AIP is 200%.

In January 2021, the Compensation Committee established threshold, target and maximum performance goals for the revenue and Non-GAAP Operating Margin measures and a target goal for the NNAs measure, based primarily on our approved budget and operating plan for the year and full year guidance provided to the investment community. The table below shows the performance goals for the 2021 AIP, the actual performance achieved and the resulting payout percentage. As indicated in the table, because the minimum threshold for the Non-GAAP Operating Margin performance measure was not met, there was no payout with respect to that performance measure.

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COMPENSATION DISCUSSION AND ANALYSIS

Individual Performance Measures

*	Linear interpolation applies to revenue and Non-GAAP Operating Margin for results between specific goals.

Individual Performance Measures

To facilitate differentiation based on individual performance, 25% of the target incentive amount for our NEOs was based on an individual performance score ranging from 0% to 200% (the “Individual Performance Score”). At the beginning of 2021, the Compensation Committee discussed with Mr. Schulman the key factors for determining awards under the 2021 AIP, our NEOs’ expected contributions to that performance and our NEOs’ respective individual business objectives. In early 2022, Mr. Schulman presented to the Compensation Committee his assessment of each NEO’s individual performance during 2021 against their objectives for the year. The Compensation Committee assessed Mr. Schulman’s individual performance during 2021 against his objectives for the year.

The NEOs’ key accomplishments for 2021 are discussed below.

NEO	Key Performance Against Objectives

Daniel H. Schulman

•  Continued to provide strategic leadership and navigate the Company through the challenges presented by the COVID-19 pandemic, including enhancing employee wellness initiatives and providing support to our communities and consumers.

•  Oversaw a record number product and experiences launches, including the full rollout of the new PayPal digital wallet globally, the expansion of the global pay later footprint, the launch of Zettle in the U.S. and checkout with cryptocurrency using PayPal.

•  Expanded Venmo services and monetization, including the ability to buy, hold and sell crypto currency on Venmo and to cash a check on Venmo.

•  Oversaw continued implementation of a set of values and core beliefs for PayPal to drive cultural change and create an environment centered on inclusion, innovation, collaboration and wellness, including through the continued implementation of our DIE&B strategy.

John D. Rainey

•  Drove significant improvements in the service experiences provided to the Company’s customers by Global Customer Operations, consisting of the Company’s customer service and operations functions, including by increasing the average speed to answer customer calls and reducing complaint rates.

•  Continued to implement programs and processes to facilitate cost savings and operational efficiencies across the business, including through real estate and office optimalization.

•  Successfully managed disciplined corporate capital allocation decisions consistent with creation of stockholder value.

•  Maintained a high level of integrity over financial reporting and led efforts to further enhance the control environment.

•  Led effective Investor Relations activities, including as they related to topical and dynamic concerns such as the COVID-19 pandemic and ESG.

Jonathan Auerbach

•  Furthered the Company’s growth, strategic and operational goals through the development and execution of the Company’s acquisition strategy, including the completed acquisitions of Curv, Chargehound, Happy Returns and Paidy.

•  Oversaw continued investment by PayPal Ventures in innovative companies focused on fintech, commerce enablement, digital infrastructure and cryptocurrency/blockchain technologies.

•  Oversaw expansion of cryptocurrency-related products, including Checkout with Crypto, Cash Back with Crypto (which enables Venmo Credit Card holders to automatically purchase cryptocurrency from their Venmo account) and the launch of the ability of PayPal customers in the UK to buy, hold and sell cryptocurrency.

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COMPENSATION DISCUSSION AND ANALYSIS

Individual Performance Measures

NEO	Key Performance Against Objectives

Mark Britto

•  Managed new partnerships and expansions with enterprise merchants globally to continue to drive the Company’s ubiquity across discretionary and everyday spend, including integrations with Instacart, Doordash, Roku, Adobe, Salesforce and Oracle.

•  Oversaw the expansion of global pay later offerings, including 4x Paiement in France, Pay in 3 in the UK, Pay in 4 in the U.S. and Australia and the elimination of late fees for missed payments.

Louise Pentland

•  Successfully oversaw mid-year onboarding of new Chief Human Resources Officer.

•  Continued to oversee the Company’s human capital management strategy, including its programs and initiatives designed to advance employee financial wellness and further the Company’s DIE&B strategy.

•  Continued to oversee the continued development of our ESG strategy and programs, including enhancements to governance and reporting.

•  Provided distinctive leadership and judgment in legal, employee and business matters.

In determining the Individual Performance Score for each NEO, the Compensation Committee, with Mr. Schulman’s input, conducted a thorough review of each NEO’s performance against their various business objectives, taking into account the relative importance of each objective to the Company. Mr. Schulman then recommended to the Compensation Committee each NEO’s Individual Performance Score other than his own. The Compensation Committee made a final determination, in its sole discretion, as to the Individual Performance Score for each NEO based on this review and Mr. Schulman’s recommendations. The Compensation Committee also reviewed Mr. Schulman’s performance and determined, in its sole discretion, the Individual Performance Score for Mr. Schulman.

Additional AIP Considerations – DIE&B and Risk and Compliance

The Compensation Committee also included in its consideration each NEO’s ratings based on (1) each NEO’s demonstrated commitment to the Company’s DIE&B strategy and goals, pursuant to the independent observation and judgment of the Company’s human resources leadership and its DIE&B team; and (2) the risk and compliance reviews by, and independent observation and judgment of, the Company’s risk and compliance officers, as well as its own observations and assessments of the performance of each NEO.

In 2021, we launched a multi-year approach to incorporate DIE&B considerations in our executive compensation program, which is focused on both actions we expect leaders to take and, over time, measurable outcomes we expect those actions to drive. For 2021, the Company’s near-term focus was on strengthening the foundation for a more inclusive and diverse culture, beginning with a focus on senior leaders promoting DIE&B across the organization and throughout the full employee cycle. The Compensation Committee assessed each NEO’s participation in our DIE&B program based on demonstrable, objective and purpose-driven actions taken by the NEO. For example, the Compensation Committee considered the level of each NEO’s business unit participation in the Company’s DIE&B “Learning Journey”, which included various trainings regarding DIE&B issues, awareness and best practices. In addition, the Compensation Committee assessed whether each NEO actively advocated for and participated in the Company’s diverse pipeline hiring program and engaged in business-specific actions that promoted DIE&B and benefited underrepresented communities. The Compensation Committee believes that the Company’s executive compensation program should appropriately support the Company’s multi-year, long-term DIE&B strategy, and intends to continue incorporating and enhancing DIE&B considerations into the 2022 executive compensation program.

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COMPENSATION DISCUSSION AND ANALYSIS

2021 AIP Payments

2021 AIP Payments

The following table shows the 2021 AIP Payout for each NEO.

NEO	Target PBRSUs (Shares)	x	Company Performance Score	=	2021 AIP PBRSU Payout (Shares)[1]	+	Target Cash ($)	x	Individual Performance Score	=	2021 AIP Cash Payout ($)

Daniel H. Schulman	5,996		60%		3,598		625,000		100%		625,000

John D. Rainey	2,811		60%		1,687		234,375		100%		234,375

Jonathan Auerbach	2,436		60%		1,462		234,375		125%		292,969

Mark Britto	2,436		60%		1,462		234,375		125%		292,969

Louise Pentland	2,811		60%		1,687		234,375		100%		234,375

[1]	The PBRSUs vested on February 15, 2022, based on the Company Performance Score of 60%, and were settled in shares of PayPal common stock.

Long-Term Incentive Compensation

Long-Term Incentive Award Target Values

In making its determination on the LTI annual target values for our NEOs for 2021, the Compensation Committee set equity award guidelines and target levels for individual awards by position based on the following:

•

equity compensation practices of technology companies in our compensation peer group, as disclosed in their public filings (see “Our Compensation Peer Group” below for our 2021 peer group) and in proprietary third-party compensation surveys;

•	individual performance and potential;

•	the Incentive Compensation Factors (see “How We Determine Incentive Compensation”);

•	any expansion of scope of role and responsibilities; and

•	the need to retain qualified individuals in a highly competitive market for proven executive talent taking into account their prospective contributions to the Company.

The Compensation Committee determines each of our NEO’s annual target values each year based on information available at the beginning of the year, including company and individual performance and potential. The 2021 LTI awards for our NEOs were divided equally into (i) PBRSUs with a three-year performance period and (ii) service-based RSUs that vest ratably over three years. Based on the above guidelines, in January 2021, the Compensation Committee approved the following target 2021 LTI awards for our NEOs:

NEO	2021 Target LTI Grant Value ($)[1]	2021 Target PBRSUs[2] (Shares)	2021 Service-Based RSUs (Shares)

Daniel H. Schulman[3]	27,000,000	51,404	51,404

John D. Rainey	10,000,000	19,039	19,039

Jonathan Auerbach	10,000,000	19,039	19,039

Mark Britto	15,000,000	28,558	28,558

Louise Pentland	10,000,000	19,039	19,039

[1]	Our NEOs’ annual target value increased from 2020 to align pay relative to peers and external competitive market.
[2]

The target number of PBRSUs and number of service-based RSUs granted were determined by dividing the total grant value of the award by the Average Closing Price. The PBRSUs and service-based RSUs were granted on March 1, 2021.

[3]

In early 2021, the Compensation Committee approved Mr. Schulman’s 2021 LTI annual target value based on his pay relative to the competitive compensation data and his strategic leadership of the Company and resulting Company performance, which included (i) providing strategic leadership and navigation of the Company through the challenges presented by the COVID-19 pandemic; (ii) strengthening our strategic positioning and significantly enhancing our two-sided platform capabilities, including through a strong focus on product innovation; and (iii) focusing on the long-term growth of our business by executing on a broad transformation of our culture and business aligned with the Company’s mission and values. Mr. Schulman’s LTI annual target value increased from 2020 to reflect his performance and contributions to the Company, to reinforce our retention objective in a highly competitive market for senior executive talent and to better align his pay relative to peers and external competitive market.

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COMPENSATION DISCUSSION AND ANALYSIS

2021 AIP Payments

Performance-Based Restricted Stock Units (PBRSUs)

In January 2021, the Compensation Committee approved the following structure for the multi-year PBRSUs granted in 2021 (the “2021-2023 PBRSUs”).

•	Three-year performance period from January 1, 2021, through December 31, 2023, to emphasize the importance of long-term, sustained strategic growth.

•

Awards to be settled in shares of PayPal common stock, subject to the Compensation Committee’s approval of the level of achievement against the pre-established goals for two performance measures “FX-Neutral” Revenue compound annual growth rate (“CAGR”) and Free Cash Flow CAGR.

The performance measures are described below.

Performance Measures and Rationales

The Compensation Committee believes that measuring CAGR over the three-year performance period is an appropriate performance measure as it is aligned with our long-term goal of growing revenue and free cash flow.

The following table describes the two performance measures for the 2021-2023 PBRSUs and the Compensation Committee’s rationale for their selection.

Measure/Weighting	Definition	Purpose

FX-Neutral Revenue CAGR (50% weighting)	Revenue calculated on a fixed foreign exchange basis (referred to as “FX-Neutral”).	The Compensation Committee believes that the FX-Neutral Revenue measure makes our executive officers accountable for driving profitable growth while making appropriate tradeoffs between investments that increase future revenue growth and operating expense.

Free Cash Flow CAGR (50% weighting)	“Free Cash Flow” as described in “Appendix A: Reconciliation of Non-GAAP Financial Measures” to this proxy statement.	The Compensation Committee believes that the Free Cash Flow measure reinforces the importance of PayPal’s cash generation capability so we can finance continued growth and investment requirements and remain well-positioned to take advantage of inorganic growth opportunities.

PBRSU Mechanics and Targets

Each year, in establishing performance goals for the new three-year performance period, the Compensation Committee considers a number of key factors, including PayPal’s:

•	medium-term business plan;

•	medium-term outlook provided to investors;

•	strategic direction and initiatives;

•	historical performance and goals set for prior performance periods; and

•	potential extraordinary events that could have a disproportionate impact on the alignment of performance and compensation.

The targets set by the Compensation Committee are intended to be rigorous and consistent with the medium-term outlook provided to the investment community and our medium-term business plan. The specific goals for the 2021-2023 PBRSUs are intended to be challenging but attainable to provide appropriate incentives for our executive officers to continue to grow our business. The Compensation Committee believes that achievement of maximum performance against the target levels would require sustained exceptional performance over the performance period.

The two LTI performance measures are independent. If either threshold goal is met, awards will be earned with respect to that performance measure based on the percentages shown in the table below. If the performance threshold for a measure is not met, there will be no payment attributable to that performance measure. No shares of PayPal common stock subject to the 2021-2023 PBRSUs will be awarded if neither performance threshold is met.

We do not disclose the specific performance goals for the 2021-2023 PBRSUs for competitive reasons. The performance targets and achievement levels for the 2019-2021 PBRSUs are shown below to provide insight into the rigor of the targets the Compensation Committee sets. For each measure, performance at the threshold level will result in a payout of 50% of target, performance at the target level will result in a payout of 100% of target and performance at the maximum level will result in a payout of 200% of target. Linear interpolation is applied to performance between threshold, target and maximum levels.

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COMPENSATION DISCUSSION AND ANALYSIS

2021 AIP Payments

Settlement of Previously Awarded 2019-2021 PBRSUs

The 2019-2021 PBRSUs were structured in substantially the same manner and with the same performance measures as the 2021-2023 PBRSUs, but with different targets for the three-year performance period from January 1, 2019 to December 31, 2021. In addition, in light of the five-year term of the Operating Agreement with eBay expiring in July 2020, the Compensation Committee determined at the beginning of 2019 that for the 2019-2021 PBRSUs, separate targets should be set for (1) the eBay marketplaces business on our platform and (2) the rest of the PayPal business. The Compensation Committee believed, based on the information available in January 2019 when the performance measures for the 2019-2021 PBRSUs were determined, that separate targets would enhance the Company’s ability to set appropriately rigorous performance goals for our executives while minimizing the disproportionate effect that the eBay business and operational performance could have on the Company’s overall LTI results. Accordingly, the information available to the Compensation Committee when it established the separate targets for the eBay marketplaces business was limited due to the inherent uncertainty regarding the ultimate impact of the expiration of the five-year term of the Operating Agreement in July 2020. Based on the Company’s operating strategy at the time, these separate targets were designed to be challenging but achievable with strong management performance. The 2019-2021 PBRSUs were weighted such that the eBay marketplaces business targets related to 6.9% of the 2019-2021 PBRSUs, with the remaining 93.1% relating to the rest of the PayPal business.

The following chart shows the minimum, target and maximum vesting levels for the rest of the PayPal business (excluding the eBay marketplaces business) for FX-Neutral Revenue CAGR and Free Cash Flow CAGR set by the Compensation Committee at the beginning of the 2019-2021 performance period, the actual results for each measure and the corresponding percentage of target achieved.

PayPal Performance (Excluding eBay Marketplaces Business)

The Compensation Committee also set vesting levels for FX-Neutral Revenue CAGR and Free Cash Flow CAGR for the eBay marketplaces business. The Company did not meet the threshold performance for either performance measure. Therefore, the aggregate performance for the 2019-2021 PBRSUs was 186%.

Aggregate 2019-2021 PBRSU Performance

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COMPENSATION DISCUSSION AND ANALYSIS

Our Structure for Setting Compensation

The following table shows the number of shares of PayPal common stock earned and vested pursuant to the 2019-2021 PBRSUs for each NEO based on achievement of 186% of target.

NEO	Target PBRSUs (Shares)	x	Percentage of Target Achieved	=	Number of Shares Earned

Daniel H. Schulman	112,790		186%		209,790

John D. Rainey	48,339		186%		89,911

Jonathan Auerbach	32,226		186%		59,941

Mark Britto	32,226		186%		59,941

Louise Pentland	48,339		186%		89,911

Restricted Stock Units (RSUs)

Our 2021 LTI awards also included service-based RSUs with a three-year annual vesting schedule, which aligns with the three-year performance period of the 2021-2023 PBRSUs. Service-based RSUs have value regardless of whether our stock price increases or decreases, and therefore help to secure and retain our executive officers and provide an appropriate incentive for them to remain with us during the vesting period.

Our Structure for Setting Compensation

Roles and Responsibilities

Compensation Committee

Our executive compensation program is designed and administered under the direction and control of the Compensation Committee, which is made up solely of independent directors. The Compensation Committee reviews and approves our overall executive compensation program, policies and practices and sets the compensation of our executive officers, including our NEOs.

Compensation Consultant

The Compensation Committee’s independent compensation consultant provides advice and resources to help the Compensation Committee assess the effectiveness of our executive compensation strategy and program. The compensation consultant reports directly to the Compensation Committee, and the Compensation Committee has the sole power to terminate or replace the consultant at any time. Compensia has served as the Compensation Committee’s compensation consultant since 2016.

The Compensation Committee directed Compensia to help members of management obtain the information necessary for management to formulate recommendations to the Compensation Committee, which are evaluated by Compensia. A representative of Compensia also attends Compensation Committee meetings, in executive session with no members of management present, and meets with the chair and members of the Compensation Committee outside of regular meetings.

As part of its engagement in 2021, Compensia provided an environmental scan of executive compensation, evaluated our compensation peer group composition, evaluated executive cash and equity compensation levels at our compensation peer group companies, reviewed proposed compensation adjustments and changes to existing arrangements, advised on the framework for our annual and long-term incentive awards, assessed executive perquisites relative to peer and broader market practices and reviewed the compensation of our non-employee directors. Compensia did not provide any other services to us in 2021.

Recognizing the importance of objective advice, the Compensation Committee closely examines the procedures and safeguards of its compensation consultant to ensure that its services are objective. The Compensation Committee has assessed the independence of Compensia pursuant to the applicable Nasdaq listing standards and SEC rules and concluded that Compensia’s work for the Compensation Committee does not raise any conflict of interest.

CEO and the Human Resources Department

The Compensation Committee works with members of our management team, including Mr. Schulman and our Chief Human Resources Officer, to formulate the specific plan and award designs, including performance measures and performance target levels, necessary to align our executive compensation program with our business objectives and strategies.

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COMPENSATION DISCUSSION AND ANALYSIS

Our Structure for Setting Compensation

Mr. Schulman reviews with the Compensation Committee his performance evaluations of each of our other NEOs together with his recommendations regarding base salary adjustments, annual incentive awards and long-term incentives to ensure that the Compensation Committee’s decisions reflect our financial and operational results as well as individual performance. The Compensation Committee makes all final decisions regarding the compensation of our NEOs.

While certain members of management attended the meetings of the Compensation Committee in 2021 by invitation, they did not attend executive sessions of the meetings or portions of Compensation Committee meetings during which their individual compensation was discussed.

Our Compensation Peer Group

Our compensation peer group is made up of technology companies and financial companies. This mix is intended to provide the Compensation Committee with insight into the differences across these two business sectors in which we generally compete for executive talent.

In deciding whether a company should be included in our compensation peer group, the Compensation Committee generally considers the following screening criteria:

•	revenue;

•	market capitalization;

•	historical growth rates;

•	primary line of business;

•	whether the company has a recognizable and well-regarded brand; and

•	whether we compete with the company for executive talent.

Each member of the compensation peer group was chosen based on one or more of the factors listed above, but not all factors were relevant for every peer company. While some of the compensation peer group members may be significantly larger than PayPal in terms of revenue or market capitalization, the Compensation Committee has determined that such companies should be included in the peer group primarily because we compete with them for talent.

Our compensation peer group for 2021 was composed of 11 technology companies (which generally are companies with which we directly compete for talent) and nine financial companies (which generally are companies with which we compete for talent and that more closely match our financial performance). For 2021, based on the criteria above, the Compensation Committee made the following changes to our compensation peer group: (i) added JPMorgan Chase & Co. and ServiceNow, Inc.; (ii) replaced First Data and WorldPay by the companies that acquired them (Fiserv Inc. and Fidelity National Information Services, Inc. respectively); and (iii) removed Symantec Corporation and Twitter, Inc.

PEER GROUP COMPANIES

Adobe Inc.	Intuit Inc.

Alphabet Inc. (Google Inc.)	JPMorgan Chase & Co.

Amazon.com, Inc.	Mastercard Incorporated

American Express Company	Meta Platforms, Inc

Apple Inc.	Netflix, Inc.

Block, Inc.	Oracle Corporation

Discover Financial Services	Salesforce, Inc.

Fidelity National Information Services, Inc.	ServiceNow, Inc.

Fiserv Inc.	The Western Union Company

Global Payments Inc.	Visa Inc.
Technology Companies	Financial Companies

In contemplating our executive compensation program for 2021 and going forward, the Compensation Committee considered the compensation programs of our compensation peer group as well as our goals of rewarding performance and retaining core top talent. We also compare our performance against the performance of companies in our compensation peer group that we believe have relatively comparable business models. Our executive compensation program is generally designed to roughly parallel the programs of members of our compensation peer group because our employees have historically been recruited by these competitors.

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COMPENSATION DISCUSSION AND ANALYSIS

Other Compensation Elements

Other Compensation Elements

Deferred Compensation

The DCP, our non-qualified deferred compensation plan, provides our U.S.-based executive officers the opportunity to defer compensation in excess of the amounts that are legally permitted to be deferred under our tax-qualified 401(k) savings plan (the “401(k) Plan”). Each of the 401(k) Plan and the DCP allows participants to set aside tax-deferred amounts. The Compensation Committee believes the opportunity to defer compensation is a competitive benefit that enhances our ability to attract and retain talented executives while building plan participants’ long-term commitment to the Company. The investment return on the deferred amounts is linked to the performance of a range of market-based investment choices. None of our NEOs participated in or had a balance in the DCP during 2021.

Other Benefits

We provide certain executive officers with perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with our overall executive compensation program and philosophy and that will help us attract and retain these executive officers, as set forth below. The Compensation Committee periodically reviews the levels of these benefits provided to our executive officers.

CEO Security Program

We maintain a comprehensive security policy, and we may determine that in certain circumstances, certain executive officers should be required to have personal security protection. We require these executives to accept such personal security protection because we believe it is in the best interests of the Company and our stockholders that our executives and their family members not be vulnerable to security threats.

Because PayPal is a highly visible company, the Compensation Committee authorized a CEO security program for Mr. Schulman to address safety concerns, which include specific threats to his safety arising directly as a result of his position as our President and CEO. We paid to procure, install and maintain personal residential security measures for Mr. Schulman and for the costs of security personnel during personal travel. In addition, the Compensation Committee has approved Mr. Schulman’s use of our corporate aircraft for personal travel in connection with his overall security program.

We believe the costs of this overall security program are reasonable, appropriate and benefit the Company. Although we do not consider Mr. Schulman’s overall security program to be a perquisite for his benefit for the reasons described above, the costs related to personal security measures for Mr. Schulman at his residence and during personal travel, as well as the costs of our corporate aircraft for personal travel, are reported in the “All Other Compensation” column in the 2021 Summary Compensation Table below.

Other Compensation Practices and Policies

Stock Ownership Guidelines

Our Board has adopted robust stock ownership guidelines designed to closely align the interests of our senior leadership team (including our executive officers) with the long-term interests of our stockholders. Under these guidelines, our executive officers are required to achieve ownership of our common stock valued at the following multiple of their annual base salary, as applicable:

•	CEO: six times base salary

•	Executive Vice Presidents (including all executive officers other than the CEO): three times base salary

Each executive officer is expected to meet the applicable guideline level within five years of becoming subject to these requirements and to continuously own sufficient shares to meet the guideline level for as long as they remain an executive officer.

Executive officers who have not yet satisfied their applicable guideline level are required to retain 25% of the net shares of our common stock that they receive as the result of the exercise, vesting or payment of any equity awards granted to them.

Shares that count towards satisfaction of the stock ownership guidelines include the following:

•	shares owned outright by the executive officer or immediate family members residing in the same household;

•	shares held in trust for the benefit of the executive officer or their immediate family members; and

•	deferred shares and vested DSUs, deferred RSUs or deferred PBRSUs that may only be settled in shares of our common stock.

Our stock ownership guidelines are available on the Governance section of our Investor Relations website at https://investor.pypl.com/governance/governance-overview/default.aspx.

• 2022 Proxy Statement	65

COMPENSATION DISCUSSION AND ANALYSIS

Other Compensation Practices and Policies

Hedging and Pledging Policy

Our insider trading policy prohibits all directors, executive officers and employees from entering (directly or indirectly) into any hedging or monetization transactions relating to our securities, including prepaid variable forward contracts, equity swaps, collars and exchange funds, or any other transaction that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of PayPal securities owned directly or indirectly by such person. Additionally, directors, executive officers and employees are prohibited from using PayPal derivative securities as collateral in a margin account or for any loan or extension of credit, or otherwise trading in any instrument relating to the future price of our securities, such as a put or call option, futures contract, short sale (including a short sale “against the box”), collar, or other derivative security. Our insider trading policy also prohibits all directors and executive officers from pledging our common stock as collateral for loans. Other employees are strongly discouraged from pledging PayPal securities as collateral for loans.

Clawback Policy

We have a clawback policy that applies to incentive compensation (including cash or equity-based awards) paid or awarded to any NEO or other officer in a vice president or more senior position (“covered employees”). The occurrence of any of the following events will trigger the policy:

•	a covered employee materially violates our Code of Conduct;

•	a covered employee causes material financial or reputational harm to the Company; or

•

a material restatement of all or a portion of our financial statements due to a supervisory or other failure by a covered employee in a senior vice president (or more senior) position or any covered employee who is a vice president in the Company’s finance function.

The clawback policy provides that the Compensation Committee will determine in its discretion whether any of the above triggering events has occurred, and if so, whether to require the full or partial forfeiture and/or repayment of any incentive compensation covered by the policy based on the facts and circumstances. The forfeiture and/or repayment may include the following:

•	any incentive compensation that is greater than the amount that would have been paid to the covered employee had the triggering event been known;

•	any outstanding or unpaid incentive compensation, whether vested or unvested, that was awarded to the covered employee; and/or

•

any incentive compensation that was paid to or received by the covered employee (including gains realized through the exercise of stock options) during the 12-month period preceding the date on which we had actual knowledge of the triggering event or the full impact of the triggering event was known (or such longer period of time as may be required by any applicable statute or government regulation).

Severance and Change in Control Provisions

Executive Severance Plan

The Company maintains the PayPal Holdings, Inc. Executive Change in Control and Severance Plan (the “Executive Severance Plan”). The Executive Severance Plan replaced and superseded all prior plans and agreements providing for severance payments and benefits, including those in individual agreements and severance plans. Under the Executive Severance Plan, each NEO is eligible to receive payments and benefits in the event of certain terminations of employment, including a termination of employment by the Company without cause or by the executive for good reason. The Executive Severance Plan was amended to include the Executive Long Term Incentive Program, which provides additional severance benefits to NEOs and was approved by the Compensation Committee effective July 1, 2022. The additional benefits include equity vesting provisions upon retirement, job elimination, death or disability.

No payments or benefits are provided under the Executive Severance Plan if there is a change in control of the Company without an accompanying qualifying termination of employment (i.e., we do not provide any “single-trigger” change in control payments). We do not provide any of our NEOs with any excise tax “gross-ups” or other payment or reimbursement of excise taxes on severance or other payments in connection with a change in control of the Company.

66	• 2022 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Other Compensation Practices and Policies

The Compensation Committee believes that the Executive Severance Plan is essential to fulfill our objective of recruiting, developing and retaining key, high-quality management talent in a competitive market because these arrangements provide reasonable protection to executives in the event they are not retained under specific circumstances. The Executive Severance Plan is also intended to facilitate changes in the leadership team by setting terms for the termination of the employment of an NEO in advance, which allows for a smoother transition of responsibilities when it is deemed to be in the best interest of the Company. The change in control provisions in the Executive Severance Plan are intended to allow our executives to focus their attention on our business operations despite the potentially disruptive impact of a proposed change-in-control transaction, to assess takeover bids objectively without regard to the potential impact on their individual job security and to allow for a seamless transition in the event of a change in control of the Company. These considerations are especially important in light of the executives’ key leadership roles.

See “Potential Payments Upon Termination or Change in Control” below for a description of these arrangements and the estimated payments and benefits payable under the Executive Severance Plan.

Ms. Pentland’s Separation Agreement

Pursuant to a planned transition announced in November 2021, Ms. Pentland’s employment with the Company is anticipated to terminate on July 31, 2022. This termination is a qualifying termination under the Executive Severance Plan. Accordingly, Ms. Pentland will receive severance payments and benefits pursuant to the terms of the Executive Severance Plan, subject to her continued employment through the agreed upon termination date, as set forth in the separation agreement Ms. Pentland entered into with the Company. Specifically, such benefits will principally include: a cash payment of $2,531,250, representing 1.5x of Ms. Pentland’s base salary and target incentive amount; a prorated annual bonus for the number of full months Ms. Pentland remains employed with the Company during 2022, paid out based on actual company performance for the full 2022 performance period and individual performance at target; accelerated vesting of time-based RSUs that would otherwise have vested in the year following Ms. Pentland’s separation date; vesting of PBRSUs granted in 2020, based solely on the achievement of Company performance for the full performance period, in accordance with the terms of the applicable award; Consolidated Omnibus Budget Reconciliation Act (“COBRA”) continuation of coverage premiums for 12 months; and subject to Ms. Pentland’s execution of required attestations and complying with the restrictive covenants set forth in the Executive Severance Plan, vesting of any remaining RSUs and PBRSUs in accordance with the terms of the applicable award and medical premium payments at COBRA rates, in each case for the time period during which Ms. Pentland is under these restrictive covenant obligations. Ms. Pentland will not receive any additional compensation outside of the terms of our Executive Severance Plan. See “Potential Payments Upon Termination or Change in Control” below for a description of these payments and benefits.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code (as amended, “Section 162(m)”) generally limits tax deductibility of compensation paid by a public company to its chief executive officer, chief financial officer and certain other current and former executive officers in any year to $1 million in the year compensation becomes taxable to the executive officer. The Compensation Committee will award non-deductible compensation where it believes doing so is in our and our stockholders’ best interests, regardless of its deductibility.

We account for stock-based compensation in accordance with FASB ASC Topic 718, which requires us to recognize compensation expense for share-based payments, including stock options, RSUs, PBRSUs, shares of common stock and other forms of equity compensation.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s 2021 Annual Report on Form 10-K.

The Compensation Committee of the Board

David W. Dorman (Chair)

Jonathan Christodoro

Gail J. McGovern

• 2022 Proxy Statement	67

COMPENSATION TABLES

2021 Summary Compensation Table

Compensation Tables

2021 Summary Compensation Table

The following table summarizes the total compensation paid to and received and earned by each of our NEOs for the fiscal year ended December 31, 2021 and, to the extent required under SEC rules, the fiscal years ended December 31, 2019 and December 31, 2020.

Name and Principal Position(a)	Year(b)	Salary ($)(c)	Bonus ($)(d)	Stock Awards ($)(e)		Option Awards ($)(f)	Non-Equity Incentive Plan Compensation ($)(g)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(h)	All Other Compensation ($)(i)	Total ($)

Daniel H. Schulman President and Chief Executive Officer	2021	1,122,115	—	29,920,381			625,000		402,857	32,070,353
	2020	1,038,462	—	20,957,193		—	1,000,000	—	366,417	23,362,072
	2019	1,000,000	—	23,854,743		—	750,000	—	220,730	25,825,473

John D. Rainey Chief Financial Officer and Executive Vice President, Global Customer Operations	2021	750,000	—	11,258,002			234,375		11,600	12,253,977
	2020	778,846	—	8,896,739		—	328,125	—	11,400	10,015,110
	2019	750,000	—	10,139,564		—	281,250	—	11,200	11,182,014

Jonathan Auerbach Executive Vice President, Chief Strategy, Growth and Data Officer[1]	2021	698,846	—	11,146,113		—	292,969	—	—	12,137,928
	2020	675,000	—	6,972,602		—	325,000	—	—	7,972,602
	2019	650,000	—	7,403,928		—	243,750	—	59,855	8,357,533

Mark Britto Executive Vice President, Chief Product Officer	2021	698,846	—	16,355,481		—	292,969	—	11,600	17,358,896

Louise Pentland Executive Vice President, Chief Business Affairs and Legal Officer[2]	2021	750,000	—	16,452,788	[3]	—	234,375	—	11,600	17,448,763
	2020	778,846	—	8,896,739		—	375,000	—	11,400	10,061,985
	2019	750,000	—	10,139,564		—	281,250	—	14,200	11,185,014

[1]	In accordance with SEC rules, even though Mr. Auerbach was not an NEO for 2020, his compensation information for 2020 has been disclosed because he was an NEO for 2019.
[2]

Effective as of December 31, 2021, Ms. Pentland stepped down from her role as Executive Vice President, Chief Business Affairs and Legal Officer, and is no longer classified as a Section 16 officer or executive officer of the Company.

[3]

This amount includes (i) the grant date fair value of RSUs and PBRSUs (including PBRSUs under the Company’s annual incentive plan for 2021 granted to Ms. Pentland in February and March 2021) totaling $11,258,002, and (ii) the incremental fair value, calculated in accordance with SEC disclosure rules, associated with modifications to outstanding equity awards held by Ms. Pentland totaling $5,194,786, which were modified in connection with her impending separation from the Company in accordance the Executive Severance Plan. The modification charge does not represent any newly granted awards.

Stock Awards – Column (e)

Amounts shown represent the grant date fair value of RSUs and PBRSUs (including PBRSUs under the 2021 AIP) granted to each of our NEOs as computed in accordance with FASB ASC Topic 718. For Ms. Pentland, the amounts also include the incremental fair value associated with modifications to her outstanding equity awards in 2021, as described in footnote 2 above. The grant date fair value of RSUs is determined using the fair value of the underlying common stock on the grant date.

The assumptions used by the Company in calculating the grant date fair value of the stock awards are incorporated herein by reference to Note 15 to the consolidated financial statements contained in the Company’s 2021 Annual Report on Form 10-K. The estimated fair value of PBRSUs is calculated based on the probable outcome of the performance measures for the applicable performance period as of the grant date of the award for accounting purposes.

68	• 2022 Proxy Statement

COMPENSATION TABLES

2021 Summary Compensation Table

Assuming the highest level of performance is achieved under the applicable performance measures for the 2021 AIP PBRSUs and the 2021-2023 PBRSUs, the maximum possible value of the awards using the fair value of the underlying common stock on the date that the awards were granted for accounting purposes is presented below:

Name	Maximum Value of 2021 AIP PBRSUs (as of Grant Date for Accounting Purposes) ($)	Maximum Value of 2021-2023 PBRSUs (as of Grant Date for Accounting Purposes) ($)

Mr. Schulman	3,578,053	28,131,353

Mr. Rainey	1,677,436	10,419,283

Mr. Auerbach	1,453,659	10,419,283

Mr. Britto	1,453,659	15,628,651

Ms. Pentland	1,677,436	10,419,283

Non-Equity Incentive Plan Compensation – Column (g)

Amounts represent cash (non-equity) performance-based compensation earned under the individual performance portion of the 2021 AIP. The Company performance portion of the annual incentive payout was delivered in PBRSUs and is reflected in the “Stock Awards” column. See “Compensation Discussion and Analysis – 2021 Compensation Framework and Decisions – Annual Incentive Plan” above for a more detailed discussion.

All Other Compensation – Column (i)

The dollar amounts for each perquisite and each other item of compensation shown in the “All Other Compensation” column and in this footnote represent the Company’s incremental cost of providing the perquisite or other benefit to our NEOs, net of any amounts reimbursed by our NEOs and are valued based on the amounts accrued for payment or paid to the service provider or NEO, or, in the case of perquisites or other benefits, the aggregate incremental cost to the Company, as applicable. See “Compensation Discussion and Analysis – Other Compensation Elements – Other Benefits” above for additional details on these benefits. Amounts include the following perquisites and other compensation provided to our NEOs in 2021.

Name	401(k) Match[1] ($)	Perquisites and Other Benefits ($)		Total ($)

Mr. Schulman	11,600	391,257	[2]	402,857

Mr. Rainey	11,600	—		11,600

Mr. Britto	11,600	—		11,600

Ms. Pentland	11,600	—		11,600

[1]	Represents the Company 401(k) Plan matching contributions.
[2]	Represents costs related to Mr. Schulman’s overall security program, which consisted of the following:

• Costs of $296,482 related to the procurement, installation and maintenance of personal security measures for Mr. Schulman.

• Costs of $94,775 related to personal use of our corporate aircraft, calculated based on the incremental cost to the Company. Includes fuel costs, landing and parking fees, in-flight catering, crew expenses, en route navigation fees and international handling fees, as applicable.

• 2022 Proxy Statement	69

COMPENSATION TABLES

2021 Grants of Plan-Based Awards Table

2021 Grants of Plan-Based Awards Table

The following table sets forth information regarding grants of plan-based awards to each of our NEOs for the fiscal year ended December 31, 2021.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or Units[3] (#)(j)	All Other Option Awards: Number of Securities Underlying Options (#)(k)	Exercise or Base Price of Option Awards ($/Sh)(l)
Name(a)	Approval Date(b)	Grant Date(c)	Threshold ($)(d)	Target ($)(e)	Maximum ($)(f)	Threshold (#)(g)	Target (#)(h)	Maximum (#)(i)				Grant Date Fair Value[4] ($)(m)

Daniel H. Schulman

2021 AIP – Cash			—	625,000	1,250,000	—	—	—	—	—	—	—

2021 AIP – PBRSUs	1/20/2021	2/15/2021	—	—	—	1,499	5,996	11,992	—	—	—	1,789,027

2021-2023 PBRSUs	2/16/2021	3/1/2021	—	—	—	12,851	51,404	102,808	—	—	—	14,065,677

RSUs	2/16/2021	3/1/2021	—	—	—	—	—	—	51,404	—	—	14,065,677

John D. Rainey

2021 AIP – Cash			—	234,375	468,750	—	—	—	—	—	—	—

2021 AIP – PBRSUs	1/20/2021	2/15/2021	—	—	—	703	2,811	5,622	—	—	—	838,718

2021-2023 PBRSUs	2/16/2021	3/1/2021	—	—	—	4,760	19,039	38,078	—	—	—	5,209,642

RSUs	2/16/2021	3/1/2021	—	—	—	—	—	—	19,039	—	—	5,209,642

Jonathan Auerbach

2021 AIP – Cash			—	234,375	468,750	—	—	—	—	—	—	—

2021 AIP – PBRSUs	1/20/2021	2/15/2021	—	—	—	609	2,436	4,872	—	—	—	726,829

2021-2023 PBRSUs	2/16/2021	3/1/2021	—	—	—	4,760	19,039	38,078	—	—	—	5,209,642

RSUs	2/16/2021	3/1/2021	—	—	—	—	—	—	19,039	—	—	5,209,642

Mark Britto

2021 AIP – Cash				234,375	468,750	—	—	—	—	—	—	—

2021 AIP – PBRSUs	1/20/2021	2/15/2021	—	—	—	609	2,436	4,872	—	—	—	726,829

2021-2023 PBRSUs	2/16/2021	3/1/2021	—	—	—	7,140	28,558	57,116	—	—	—	7,814,326

RSUs	2/16/2021	3/1/2021	—	—	—	—	—	—	28,558	—	—	7,814,326

Louise Pentland

2021 AIP – Cash			—	234,375	468,750	—	—	—	—	—	—	—

2021 AIP – PBRSUs	1/20/2021	2/15/2021	—	—	—	703	2,811	5,622	—	—	—	838,718

2021-2023 PBRSUs	2/16/2021	3/1/2021	—	—	—	4,760	19,039	38,078	—	—	—	5,209,642

RSUs	2/16/2021	3/1/2021	—	—	—	—	—	—	19,039	—	—	5,209,642

Modified Equity Awards[5]												5,194,786

[1]

The amounts shown represent potential non-equity incentive plan awards under the individual performance portion of the 2021 AIP. Maximum amounts represent 200% of the NEO’s target incentive amount under the 2021 AIP. For more information on the 2021 AIP, see “Compensation Discussion and Analysis – 2021 Compensation Framework and Decisions – Annual Incentive Plan.”

[2]

The amounts shown in the “2021 AIP – PBRSUs” row represent the AIP PBRSUs granted in 2021 under our Amended and Restated 2015 Equity Incentive Award Plan (the “Equity Plan”) for the Company performance portion of the 2021 AIP. Amounts shown in the “Threshold” column represent 25% of the target number of shares, which represents the threshold performance of one of the two primary performance metrics. Awards are capped at the maximum of 200% of the target number of shares. The 2021 AIP PBRSUs vested on February 15, 2022 based on Company performance during 2021 and continued service through such date. For more information on the 2021 AIP, see “Compensation Discussion and Analysis – 2021 Compensation Framework and Decisions – Annual Incentive Plan.”

The amounts shown in the “2021-2023 PBRSUs” row represent the 2021-2023 PBRSUs granted in 2021 under the Equity Plan. Amounts shown in the “Threshold” column represent 25% of the target number of shares, which represents the threshold performance of one of the two performance metrics. Awards are capped at the maximum of 200% of the target number of shares. The 2021-2023 PBRSUs will be earned and vest based on performance over the 2021-2023 performance period. See “Compensation Discussion and Analysis – 2021 Compensation Framework and Decisions – Long-Term Incentive Compensation” for more information.

[3]

The amounts shown represent service-based RSUs granted in 2021 under the Equity Plan. These RSUs become fully vested over three years, with 33 1/3% vesting on the first, second and third anniversaries of the date of grant. See “Compensation Discussion and Analysis – 2021 Compensation Framework and Decisions – Long-Term Incentive Compensation” for more information.

[4]

Represents the grant date fair value determined in accordance with FASB ASC Topic 718. The grant date fair value was calculated by multiplying the closing price of the underlying common stock on the date of grant (or, if there is no closing price on such date, the closing price on the immediately preceding day with a reported closing price) by the number of stock awards granted. For the 2021 AIP PBRSUs and the 2021-2023 PBRSUs, the grant date fair value assumes the probable outcome of the performance conditions applicable to the awards. See “Stock Awards – Column (e)” under the “2021 Summary Compensation Table” for more information. The assumptions used by the Company in calculating the grant date fair value of the stock awards are incorporated herein by reference to Note 15 to the consolidated financial statements contained in the 2021 Annual Report on Form 10-K.

[5]

This amount represents the incremental fair value related to the modification of Ms. Pentland’s outstanding RSU and PBRSU awards under the Executive Severance Plan and does not reflect a new equity grant.

70	• 2022 Proxy Statement

COMPENSATION TABLES

2021 Grants of Plan-Based Awards Table

2021 Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding outstanding equity awards held by each of our NEOs as of December 31, 2021.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)[1]	Stock Award Grant Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[1]

Daniel H. Schulman							252,740[7]		47,661,709	4/1/2018

							37,596[2]		7,089,854	3/1/2019

							59,784[2]		11,274,067	3/1/2020

							51,404	[2]	9,693,766	3/1/2021

							5,996	[3]	1,130,726	2/15/2021

											112,790	[4]	21,269,938

											89,678	[5]	16,911,477

											51,404	[6]	9,693,766

John D. Rainey							16,112	[2]	3,038,401	3/1/2019

							25,622	[2]	4,831,797	3/1/2020

							19,039	[2]	3,590,375	3/1/2021

							2,811	[3]	530,098	2/15/2021

											48,339	[4]	9,115,769

											38,434	[5]	7,247,884

											19,039	[6]	3,590,375

Jonathan Auerbach							10,741	[2]	2,025,538	3/1/2019

							19,928	[2]	3,758,022	3/1/2020

							19,039	[2]	3,590,375	3/1/2021

							4,198	[3]	791,659	2/15/2021

							1,602	[8]	302,105	12/16/2019

											32,226	[4]	6,077,179

											29,893	[5]	5,637,222

											19,039	[6]	3,590,375

Mark Britto							10,741	[2]	2,025,538	3/1/2019

							28,558	[2]	5,385,468	3/1/2021

							2,436	[3]	459,381	2/15/2021

											32,226	[4]	6,077,179

											28,558	[6]	5,385,468

Louise Pentland							16,112	[2]	3,038,401	3/1/2019

							25,622	[2]	4,831,797	3/1/2020

							19,039	[2]	3,590,375	3/1/2021

							2,811	[3]	530,098	2/15/2021

											48,339	[4]	9,115,769

											38,434	[5]	7,247,884

											19,039	[6]	3,590,375

• 2022 Proxy Statement	71

COMPENSATION TABLES

2021 Outstanding Equity Awards at Fiscal Year-End Table

[1]	Market value is calculated based on $188.58 per share, the closing price of our common stock on December 31, 2021.
[2]	Becomes fully vested over three years, with one-third vesting on the first, second and third anniversaries of the date of grant.
[3]

Represents unvested PBRSUs under the 2021 AIP granted in 2021, subject to the achievement of the performance goals over the one-year performance period from January 1, 2021 through December 31, 2021. Following the performance period, these RSUs became fully vested on February 15, 2022 based on Company performance.

[4]

The amounts reported in this row are based on achieving target performance goals for the 2019-2021 PBRSU awards granted in 2019, as performance for the 2019-2021 performance period is measured on a cumulative basis and is not determinable until the end of the three-year performance period. The PBRSU awards vest based on the Company’s performance over the three-year performance period with respect to the FX-Neutral Revenue CAGR and Free Cash Flow CAGR goals. The PBRSUs earned based on Company performance became fully vested on March 1, 2022.

[5]

The amounts reported in this row are based on achieving target performance goals for the 2020-2022 PBRSU awards granted in 2020, as performance for the 2020-2022 performance period is measured on a cumulative basis and is not determinable until the end of the three-year performance period. The PBRSU awards vest based on the Company’s performance over the three-year performance period with respect to the FX-Neutral Revenue CAGR and Free Cash Flow CAGR goals. PBRSUs earned based on Company performance will become fully vested on March 1, 2023, subject to the NEO’s continued employment through the vesting date.

[6]

The amounts reported in this row are based on achieving target performance goals for the 2021-2023 PBRSU awards granted in 2021, as performance for the 2021-2023 performance period is measured on a cumulative basis and is not determinable until the end of the three-year performance period. The PBRSU awards vest based on the Company’s performance over the three-year performance period with respect to the FX-Neutral Revenue CAGR and Free Cash Flow CAGR goals. PBRSUs earned based on Company performance will become fully vested on March 1, 2024, subject to the NEO’s continued employment through the vesting date.

[7]

Represents two-thirds of the PBRSUs granted to Mr. Schulman (the “CEO PSU Award”), which were earned based on the achievement of PayPal stock price targets during a five-year performance period. One-third of the CEO PSU Award vested on the third anniversary of the grant date and the remaining portion will vest ratably on the fourth and fifth anniversaries of the grant date, subject to Mr. Schulman’s continued employment through each applicable vesting date.

[8]

Represents one-third of the PBRSUs granted to Mr. Auerbach (the “Auerbach Performance Award”), which were earned upon the completion of the Company’s acquisitions of Guofubao Information Technology Co., Ltd. (“GoPay”) and Honey Science Corporation. One-third of the Auerbach Performance Award vested on each of the first and second anniversaries of the grant date and the remaining portion will vest on the third anniversary of the grant date, subject to Mr. Auerbach’s continued employment through the applicable vesting date.

2021 Option Exercises and Stock Vested Table

The following table sets forth the number of shares acquired, and the value realized, upon exercise of stock options and the vesting of stock awards by each of our NEOs for the fiscal year ended December 31, 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]

Daniel H. Schulman	—	—	483,761	129,713,613

John D. Rainey	—	—	155,979	42,920,215

Jonathan Auerbach	—	—	89,388	24,530,978

Mark Britto	—	—	86,732	24,007,667

Louise Pentland	—	—	155,979	42,920,215

[1]	Value realized is calculated based on the closing price per share on each applicable vesting date.

2021 Non-Qualified Deferred Compensation Table

All NEOs are eligible to participate in the DCP; however, none of our NEOs participated in the DCP in 2021. For more information, see “Compensation Discussion and Analysis – Other Compensation Elements – Deferred Compensation”.

72	• 2022 Proxy Statement

COMPENSATION TABLES

2021 Option Exercises and Stock Vested Table

Potential Payments Upon Termination or Change in Control Table

The following table, footnotes and narrative set forth our payment obligations pursuant to the compensation arrangements for each of our NEOs, under the circumstances described below, assuming that their employment was terminated or a change in control of the Company occurred on December 31, 2021. Because our executive compensation program is heavily weighted towards equity-based compensation, a significant percentage of the compensation to be received by our NEOs upon a termination of employment under the circumstances described below relates to the settlement of outstanding equity awards. Please see the 2021 Outstanding Equity Awards at Fiscal Year-End Table above for further information regarding outstanding equity awards granted to the NEOs in 2021 and in prior years.

Name	Voluntary Termination or Retirement ($)(a)[1,2]	Involuntary Termination Outside of Change in Control Period ($)(b)[2]	Involuntary Termination Within Change in Control Period ($)(c)[2]	Death or Disability ($)(d)[2]

Daniel H. Schulman	54,682,291	79,816,581	103,645,946	102,324,639

John D. Rainey	—	22,900,295	22,896,523	22,298,831

Jonathan Auerbach	—	19,413,640	19,413,640	18,903,636

Mark Britto	—	13,369,019	13,364,208	12,796,473

Louise Pentland[3]	—	22,913,807	22,908,996	22,298,831

[1]	For Mr. Schulman, the amount reflects his retirement eligibility with respect to his outstanding equity awards (as discussed below).
[2]

Amounts do not take into account (i) potential reductions due to “best net pay” provision in the Executive Severance Plan, (ii) the value of the 2019-2021 PBRSUs, which were earned at 186% of target following the completion of the performance period on December 31, 2021, or (iii) the value of the 2021 AIP Company PBRSUs, which were earned at 60% of target following the completion of the AIP performance period on December 31, 2021.

[3]

Ms. Pentland is expected to experience an Involuntary Termination Outside of a Change in Control Period in July 2022. See “Compensation Discussion and Analysis – Other Compensation Practices and Policies – Severance and Change in Control Provisions – Ms. Pentland’s Separation Agreement” for further details.

Voluntary Termination – Column (a)

Retirement Benefits for Mr. Schulman

Mr. Schulman is retirement-eligible under the 2020-2022 and 2021-2023 PBRSU award agreements. Pursuant to the PBRSU award agreement provisions, in the event Mr. Schulman voluntarily resigns because he has attained at least 60 years of age and completed at least five years of service (“Retires” or “Retirement”), the PBRSUs would accelerate vesting on a prorated basis based on the number of full months of service during the performance period and actual performance during the entire performance period and would be settled following the completion of the performance period. Mr. Schulman would also be eligible for prorated vesting of service-based RSUs granted prior to July 1, 2021. If Mr. Schulman Retires, he would receive prorated vesting of the next tranche of service-based RSUs that would have vested following his Retirement.

In addition, Mr. Schulman is retirement-eligible under the Executive Long Term Incentive Program (“ELTIP”) portion of our Executive Severance Plan. The ELTIP provides for the following benefits because Mr. Schulman has attained at least 60 years of age and has completed at least seven years of service, subject to Mr. Schulman resigning after providing sufficient advance notice to the Company (which notice must be at least 12 months) and the resignation having terms and conditions mutually agreed to by the Company and Mr. Schulman:

•

Eligibility for continued vesting of all outstanding equity awards, other than the performance-based CEO PSU Award that the Company granted to Mr. Schulman on April 1, 2018. Any outstanding time-based restricted stock awards would be eligible to continue vesting in accordance with their original schedule. Any outstanding PBRSUs (other than PBRSUs awarded pursuant to an Annual Incentive Plan) would remain outstanding and eligible to vest, based solely on the achievement of the applicable Company performance targets for the applicable performance period.

•	COBRA premium payments (or payments in lieu thereof) for the period during which any equity award continues to vest under the ELTIP.

The ELTIP benefits described above will be referred to as the “ELTIP Benefits.” The CEO PSU Award is not eligible for any continued vesting under the ELTIP. All continued vesting under the ELTIP is subject to Mr. Schulman’s execution of a release of claims in favor of the Company and required attestations and compliance with the restrictive covenants set forth in the Executive Severance Plan.

• 2022 Proxy Statement	73

COMPENSATION TABLES

Potential Payments Upon Termination or Change in Control Table

Involuntary Termination Other than for Cause – Column (b)

Severance Arrangements for Involuntary Termination Other Than for Cause Outside a Change in Control Period

Under the terms of the Executive Severance Plan, each NEO is eligible for severance payments and benefits in the event that the NEO’s employment with us is terminated outside of a “change in control period,” which is defined as more than 90 days prior to or more than 24 months following a “change in control” (as defined in the Equity Plan) of the Company, either (a) by us other than for “cause” or due to “disability” or (b) by the NEO for “good reason” (each as defined in the Executive Severance Plan), subject to the NEO’s execution of a release of claims in favor of the Company, as follows:

•	A lump sum cash payment equal to the product of (i) the sum of annual base salary and target bonus amount and (ii) a multiple (2x for Mr. Schulman and 1.5x for our other NEOs).

•	A prorated annual cash bonus, paid in a lump sum, for the year of termination based on actual company performance and target individual performance (“Prorated Cash Incentive Award”).

•

Accelerated vesting of service-based equity awards that would have otherwise become vested pursuant to their ordinary vesting schedule within the 12 months following the employment termination date; performance-based equity awards subject to a performance period that ends within the first anniversary of the NEO’s employment termination date would remain outstanding and eligible to vest, based solely on the achievement of the Company performance targets.

•

If the NEO is employed by the Company in the U.S., participates in the Company’s health insurance plan and is eligible to continue to participate in the plan under COBRA, the Company will provide COBRA premium payments for 18 months for Mr. Schulman and 12 months for our other NEOs.

In addition, each NEO would be eligible for the ELTIP Benefits in the event the NEO’s employment was involuntarily terminated by the Company due to a job elimination or role restructuring. All continued vesting would be subject to the NEO’s execution of a release of claims in favor of the Company and required attestations and compliance with the restrictive covenants set forth in the Executive Severance Plan.

Involuntary Termination with a Change in Control – Column (c)

Severance Arrangements for an Involuntary Termination in Connection with a Change in Control

Under the terms of the Executive Severance Plan, each NEO is eligible for severance payments and benefits in the event that a “change in control” of the Company occurred as of December 31, 2021 and the NEO’s employment with us terminates within the “change in control period,” either (a) by us other than for “cause” or due to “disability,” or (b) by the NEO for “good reason,” subject to the NEO’s execution of a release of claims in favor of the Company, as follows:

•	A lump sum cash payment equal to 2x the sum of annual base salary and target bonus amount.

•	Prorated Cash Incentive Award.

•

Accelerated vesting of outstanding equity awards. If the termination occurs during a performance period with respect to an award of PBRSUs, such award will be deemed earned assuming achievement of target performance for purposes of determining the number of awards that will be treated as becoming immediately vested.

•

If the NEO is employed by the Company in the U.S., participates in the Company’s health insurance plan, and is eligible to continue to participate in the plan under COBRA, the Company will provide COBRA premium payments or a cash-out payment in lieu of such payments, for 24 months.

Under the Executive Severance Plan, in the event any payments or benefits constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and would be subject to the excise tax imposed by Internal Revenue Code Section 4999, such payments or benefits would be reduced to the maximum amount that does not result in the imposition of such excise tax, but only if such reduction results in the NEO receiving a higher net-after tax amount than the NEO would have received absent such reduction (the “best net pay” provision).

Change in Control – Equity Awards

We have not entered into any arrangements with any of our NEOs to provide “single trigger” change in control payments. The Equity Plan generally provides for the acceleration of vesting of awards granted under the plan upon a change in control (as defined in the Equity Plan) of the Company only if the acquiring entity does not agree to assume or continue the awards. Under the terms of the Equity Plan, for purposes of determining payouts in connection with or following a change in control, PBRSU performance will be based on applicable performance metrics through the date of the change in control. These provisions generally apply to all holders of awards under the Equity Plan.

74	• 2022 Proxy Statement

COMPENSATION TABLES

Potential Payments Upon Termination or Change in Control Table

Death or Disability – Column (d)

Severance Arrangements in the Event of Death or Disability

Under the terms of the Executive Severance Plan, in the event that an NEO’s employment terminates due to “disability,” they would be eligible for accelerated vesting of equity awards that would have otherwise become vested pursuant to their ordinary vesting schedule within the 24 months following the employment termination date. If a termination due to “disability” occurs during a performance period with respect to an award of PBRSUs scheduled to vest within this 24-month period, such award will be deemed earned assuming achievement of target performance for purposes of determining the number of awards that will become immediately vested. In addition, the NEO would be eligible for the ELTIP Benefits in the event the NEO’s employment terminates due to “disability.” All continued vesting would be subject to the NEO’s execution of a release of claims in favor of the Company and required attestations and compliance with the restrictive covenants set forth in the Executive Severance Plan.

Under the terms of the Executive Severance Plan, in the event that an NEO’s employment terminates due to death, all outstanding equity awards eligible to continue vesting under the ELTIP would vest on the date of the NEO’s death. Any such accelerated vesting with respect to PBRSUs would be based on target achievement of the applicable performance targets.

• 2022 Proxy Statement	75

CEO PAY RATIO DISCLOSURE

Methodology

CEO Pay Ratio Disclosure

We are providing the following information about the relationship of the annual total compensation of Mr. Schulman, our CEO, to the median of the annual total compensation of all our employees (other than Mr. Schulman), which we refer to as the “pay ratio.” We believe that the pay ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2021, our last completed fiscal year, the median of the annual total compensation of all our employees (other than our CEO) was $83,905 and the annual total compensation of our CEO, as reported in the “Total” column of the “2021 Summary Compensation Table” in this proxy statement, was $32,070,353. Based on this information, for 2021, we estimate that the pay ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees is 382 to 1.

Methodology

PayPal is a global company and operates in over 200 markets around the world. As of December 31, 2021, we employed approximately 30,900 people globally: approximately 42% of them were based in the U.S. and 58% were based outside of the U.S. We strive to create a competitive global compensation program in terms of both each employee’s position and the geographic location in which the employee is located. Accordingly, our compensation programs and reward offerings are designed to reflect local market practices across our global operations.

We selected December 31, 2021 (the last day of our fiscal year) as the date for identifying our median employee. As of that date, we compiled compensation information for all of our full-time and part-time employees worldwide (including interns).

For purposes of identifying the median employee from our global employee population, we compared the amount of base salary (including overtime for overtime-eligible employees), allowances, short-term incentives and other bonuses paid during 2021 and the intended grant value related to any long-term incentive equity awards granted during 2021, as reflected in our global human resources and equity management systems. We annualized base salaries for those employees who were not employed for the entire 2021 fiscal year. For employees outside of the U.S., we converted their compensation to U.S. dollars using the applicable exchange rate as of December 31, 2021. We did not include any contractors or workers employed through a third-party provider in our employee population.

The elements in this compensation measure are representative of the principal forms of compensation delivered to our employees. We identified our median employee using this compensation measure, which was consistently applied to all employees included in the calculation.

Once we identified our median employee, we identified and calculated the elements of that employee’s compensation for 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $83,905. For the annual total compensation of our CEO, we used the amount reported in the “Total” column of our “2021 Summary Compensation Table” in this proxy statement.

The SEC rules for identifying the median employee allow companies to adopt a many different methodologies, such as applying estimates, assumptions, adjustments and exclusions, and adopting unique definitions of compensation to identify the median employee and calculate the pay ratio. In light of the differences in how pay ratios may be calculated, neither the median employee’s compensation nor the estimated pay ratio reported by other companies may be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

76	• 2022 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table gives information regarding our equity compensation plans as of December 31, 2021, which we collectively refer to as our Equity Compensation Plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity Compensation Plans approved by security holders	17,589,619	[1]	36.63	[2]	88,272,646	[3]

Equity Compensation Plans not approved by security holders	1,495,720	[4]	12.79	[2]	—

TOTAL	19,085,339		18.03		88,272,646

[1]

Includes (a) 13,501,078 shares of our common stock issuable pursuant to RSUs under the Equity Plan, (b) 74,366 shares of our common stock issuable pursuant to stock options under the Equity Plan, (c) 112,562 shares of our common stock issuable pursuant to DSUs under the Equity Plan, (d) 418,899 shares of common stock issuable from outstanding 2021 AIP shares awarded under the 2021 AIP (representing the actual number of shares that were earned based on actual Company performance for the one-year performance period ending December 31, 2021), (e) 911,738 shares of our common stock issuable from outstanding PBRSUs awarded under the 2021-2023 PBRSUs (representing the maximum number of shares assuming achievement of maximum performance against target level), (f) 1,176,306 shares of our common stock issuable from outstanding PBRSUs awarded under the 2020-2022 PBRSUs (representing the maximum number of shares assuming achievement of maximum performance against target level) and (g) 1,394,670 shares of our common stock issuable from outstanding PBRSUs awarded under the 2019-2021 PBRSUs (representing the actual number of shares that were based on actual Company performance for the three-year performance period ending December 31, 2021). RSUs and DSUs each represent an unfunded, unsecured right to receive shares of Company common stock. The value of RSUs and DSUs varies directly with the price of our common stock.

[2]	Does not include outstanding RSUs or DSUs.
[3]	Includes 48,158,757 shares of our common stock reserved for future issuance under our Amended and Restated Employee Stock Purchase Plan as of December 31, 2021.
[4]

Represents shares of our common stock to be issued upon exercise of outstanding options or vesting of RSUs assumed in connection with acquisitions. We do not intend to make further grants of any awards under any equity plan of any acquired company.

• 2022 Proxy Statement	77

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITOR FOR 2022

PROPOSAL 4:

Ratification of the Appointment of

PricewaterhouseCoopers LLP as

Our Independent Auditor for 2022

The ARC Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditor.

The ARC Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent auditor for 2022. PwC has served as the independent auditor for PayPal, Inc., a wholly-owned, direct subsidiary of the Company, since 2000, and as the Company’s independent auditor since it became an independent public company in July 2015. The Board and the ARC Committee believe that the continued retention of PwC to serve as our independent auditor is in the best interests of the Company and our stockholders. Accordingly, we are asking our stockholders to ratify the selection of PwC as our independent auditor for 2022. Although ratification is not legally required, we are submitting the appointment of PwC for ratification by our stockholders because we value our stockholders’ views on the Company’s independent auditors and as a matter of good corporate practice. We expect that a representative of PwC will attend the Annual Meeting, will have an opportunity to make a statement if they choose and will be available to respond to appropriate questions.

If stockholders do not ratify the appointment, the ARC Committee will reconsider the appointment of our independent auditor. Even if the appointment is ratified, the ARC Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be appropriate.

THE BOARD AND THE ARC COMMITTEE RECOMMEND A VOTE FOR PROPOSAL 4.

ARC Committee Report

The ARC Committee operates under a written charter adopted by the Board and reviewed annually. The ARC Committee consists of the seven directors named below. Each member of the ARC Committee meets the independence requirements of Nasdaq and the SEC, and otherwise satisfies the requirements for audit committee service imposed by the Exchange Act. In addition, the Board has determined that Mr. Moffett and Ms. Messemer are each an “audit committee financial expert” as defined by applicable SEC rules.

The ARC Committee provides assistance and guidance to the Board in fulfilling its oversight responsibilities with respect to:

•	PayPal’s corporate accounting and financial reporting practices and the audit of its financial statements;

•	The independent auditor’s qualifications and independence;

•	The performance of PayPal’s internal audit function and independent auditor;

•	The quality and integrity of PayPal’s financial statements and reports;

•	Reviewing and approving all audit engagement fees and terms, as well as all non-audit engagements with the independent auditor;

•	Producing this report;

•	PayPal’s overall risk framework and risk appetite framework; and

•	PayPal’s compliance with legal and regulatory requirements.

The ARC Committee relies on the expertise and knowledge of management, the internal audit department and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation and integrity of PayPal’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. PayPal’s independent auditor, PwC, is responsible for performing an audit of PayPal’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles in the U.S. The independent auditor is also responsible for expressing an opinion on the effectiveness of PayPal’s internal control over financial reporting.

78	• 2022 Proxy Statement

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITOR FOR 2022

During 2021 and early 2022, among other things, the ARC Committee:

•	Reviewed and discussed with management and the independent auditor the Company’s quarterly earnings press releases, financial statements and related periodic reports prior to filing with the SEC;

•

Reviewed and discussed with executive management, the internal audit team and the independent auditor the scope, adequacy and effectiveness of the Company’s internal accounting and financial reporting controls and the independent auditor’s opinion on the effectiveness of the Company’s internal control over financial reporting;

•	Monitored and evaluated the independent auditor’s qualifications, performance, internal quality-control procedures and independence on an ongoing basis;

•

Reviewed and discussed with management, the independent auditor and, as appropriate, the chief accounting officer, the audit scope, any significant matters arising from any audit and the audit plans of both the internal audit department and the independent audit;

•

Reviewed and discussed the Company’s enterprise-wide risk management program and overall risk management framework, including policies and practices established by management to identify, assess, measure and manage key current and emerging risks facing the Company;

•

Reviewed and discussed the Company’s enterprise-wide compliance program and global financial crimes program, including compliance risks, management actions on significant compliance matters, progress of major compliance initiatives and reports concerning the Company’s compliance with applicable laws and regulations;

•

Reviewed with the Chief Business Affairs and Legal Officer, General Counsel, Chief Risk Officer and Chief Compliance Officer, as applicable, any significant legal, compliance or regulatory matters that could have a material impact on the Company’s financial statements, business or compliance policies, including material notices to or inquiries received from governmental agencies;

•

Reviewed and discussed with the independent auditor and management the audited financial statements in the Company’s 2021 Annual Report on Form 10-K, including a discussion of the critical audit matters identified by the independent auditor, the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments and estimates and the clarity of the disclosures in the financial statements; and

•

Held separate executive sessions with the independent auditor, the internal audit department, the internal Sarbanes-Oxley Act of 2002 (“SOX”) team, and executive management to enable them to discuss legal, accounting, auditing and internal controls matters privately with the ARC Committee.

The ARC Committee has discussed with PwC the matters required to be discussed by the requirements of the PCAOB and the SEC. In addition, the ARC Committee has discussed with PwC its independence from PayPal and its management, received the written disclosures and the letter required by applicable PCAOB requirements regarding the independent auditor’s communications with the ARC Committee concerning independence and considered whether PwC’s provision of non-audit services was compatible with maintaining the independent auditor’s independence.

As provided in its charter, in addition to evaluating PwC’s independence, the ARC Committee assessed PwC’s performance as independent auditor during 2021. As part of its annual, comprehensive review of PwC to determine whether to re-appoint the firm for the following fiscal year, the ARC Committee reviews a variety of indicators of audit quality including: the quality and candor of PwC’s communications with the ARC Committee and management; the quality and efficiency of the services provided, including input from management on PwC’s performance and how effectively PwC demonstrates its independent judgment, objectivity and professional skepticism; external data on audit quality and performance, including recent PCAOB reports on PwC and its peer firms; PwC’s global capabilities, technical expertise and knowledge of the Company’s global operations, accounting policies and practices and internal control over financial reporting; the appropriateness of PwC’s fees; and PwC’s tenure as the Company’s independent auditor and the controls and procedures in place to maintain its independence. As a result of its evaluation, the ARC Committee concluded that the appointment of PwC as the Company’s independent auditor for the fiscal year ending December 31, 2022 is in the best interests of the Company and its stockholders.

Based on the ARC Committee’s reviews and discussions described above, the ARC Committee recommended to the Board that the consolidated audited financial statements be included in PayPal’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

The ARC Committee of the Board

David M. Moffett (Chair)

Rodney C. Adkins

Belinda J. Johnson

Enrique Lores

Deborah M. Messemer

Ann M. Sarnoff

Frank D. Yeary

• 2022 Proxy Statement	79

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITOR FOR 2022

Audit and Other Professional Fees

The following table provides information about fees for services provided by PwC (in thousands):

	Year Ended December 31,

	2021 ($)	2020 ($)

Audit Fees	14,298	14,968

Audit-Related Fees	865	1,020

Tax Fees	67	33

All Other Fees	17	618[1]

TOTAL	15,247	16,639

[1]	Includes approximately $0.5 million of lease payments to PwC Russia for office space in Russia for 2020, pursuant to a sublease arrangement negotiated on an arm’s-length basis.

“Audit Fees” include fees for services provided in connection with the audit of our annual financial statements, the review of our quarterly financial statements included in our quarterly reports on Form 10-Q, the audit of internal control over financial reporting, comfort letters, consents, statutory audits, discussions surrounding the proper application of financial accounting and/ or reportable standards and audit services provided in connection with other regulatory or statutory filings for which we have engaged PwC.

“Audit-Related Fees” are fees for assurance and related services that are reasonably associated with the performance of the audit or review of our consolidated financial statements or internal control over financial reporting and are not included in “Audit Fees.” These services primarily include fees for procedures in connection with our Service Organizational Control (“SOC”) reports and consultation regarding financial accounting and reporting matters in the year prior to adoption.

“Tax Fees” are fees for tax services, including transfer pricing consulting, tax planning and advice and tax compliance.

“All Other Fees” are fees for permitted services performed by PwC that do not meet the “Audit Fees,” “Audit-Related Fees” or “Tax Fees” category description. These services primarily include fees for consulting services, compliance-related services and software licenses, as well as the lease payment described above.

The ARC Committee has determined that the provision of the non-audit services listed above is compatible with PwC’s independence.

ARC Committee Pre-Approval Policy

The ARC Committee has adopted a policy regarding pre-approval of any audit and permissible non-audit services. Under this policy, the ARC Committee pre-approves all audit and permissible non-audit services to be provided by PwC. These services may include audit services, audit-related services, tax services and other services. Pre-approval of services is generally provided for a period of up to one year, detailed as to the particular service or category of services and subject to a specified budget. PwC is required to report periodically to the ARC Committee regarding the extent of services provided in accordance with each pre-approval and the fees for such services provided to date. The ARC Committee may also pre-approve particular services on a case-by-case basis.

80	• 2022 Proxy Statement

PROPOSAL 5: STOCKHOLDER PROPOSAL – SPECIAL SHAREHOLDER MEETING IMPROVEMENT

PROPOSAL 5:

Stockholder Proposal – Special Shareholder Meeting

Improvement

John Chevedden, whose address is 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, has advised the Company that he intends to present the following stockholder proposal at the Annual Meeting. Mr. Chevedden has indicated that he holds sufficient shares of PayPal common stock to meet the requirements of Rule 14a-8. The stockholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent.

The text of the stockholder proposal and supporting statement appear exactly as received by the Company unless otherwise noted. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent. The stockholder proposal may contain assertions about the Company or other matters that we believe are incorrect, but we have not attempted to refute all those assertions.

THE BOARD RECOMMENDS A VOTE AGAINST STOCKHOLDER PROPOSAL 5 BASED ON THE REASONS SET FORTH IN PAYPAL’S STATEMENT IN OPPOSITION FOLLOWING THE STOCKHOLDER PROPOSAL.

Special Shareholder Meeting Improvement

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.

The main purposes of this proposal include to give shareholders the right to formally participate in calling for a special shareholder meeting regardless of their length of stock ownership to the fullest extent possible and to not require shareholders to become record holders in order to formally participate in calling for a special shareholder meeting.

Currently it takes a theoretical 20% of all shares outstanding to call for a special shareholder meeting. This theoretical 20% of all shares outstanding translates into 25% of the shares that vote at our annual meeting.

It would be hopeless to expect that shares that do not have time to vote would have the time to go through the special procedural steps to call for a special shareholder meeting.

And it goes downhill from here. Such shares must be held long. Thus shares that equal 20% of the shares held long may determine-that they own 30% of the shares that vote at the annual meeting and are not held long. Plus there is a record holder requirement that could eliminate more than 50% of shares.

When PayPal management bragged about the 20% figure at our 2021 annual meeting PayPal management disingenuously left out all the strings that are attached to the 20% figure that can make it way beyond 30% in practice.

It is also important to vote for this proposal because we gave 43% support to a 2021 proposal for a shareholder right to act by written consent and we still do not have a right to act by written consent. This 43% support may have represented 51% support from the PayPal shares that have access to independent proxy voting advice and are not forced to rely on the conflicted opinions of management.

Many companies provide for both a shareholder right to call a special shareholder meeting and a shareholder right to act by written consent. Southwest Airlines and Target are companies that do not provide for shareholder written consent and yet provide for 10% of shares to call for a special shareholder meeting.

Please vote yes:

Special Shareholder Meeting Improvement – Proposal 5

• 2022 Proxy Statement	81

PROPOSAL 5: STOCKHOLDER PROPOSAL – SPECIAL SHAREHOLDER MEETING IMPROVEMENT

PayPal’s Statement in Opposition

PAYPAL’S BOARD RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

PayPal already provides a meaningful and balanced right to stockholders to call a special meeting.

The Board strongly believes that PayPal’s stockholders are best served by holding meetings in which all stockholders are provided with an opportunity to consider and discuss the proposed actions and vote their shares. Our Restated Certificate of Incorporation and Bylaws provide that special meetings of PayPal’s stockholders may be called at the request of holders of 20% of PayPal’s outstanding common stock. Our Board believes that PayPal’s existing special meeting right strikes an appropriate and reasonable balance between providing stockholders with a significant ability to propose actions for stockholder consideration between annual meetings and protecting against the risk of a small minority of stockholders using this mechanism for frivolous grounds or their own narrowly supported interests.

Our Board recognizes the importance of providing stockholders with a meaningful ability to call a special meeting of stockholders, which empowers stockholders to participate collectively and cast informed votes. A special meeting provides a forum for stockholders, our Board, and the Company’s management to consider stockholder concerns outside of the annual meeting cycle. At the same time, special meetings may require a substantial commitment of management’s time and attention along with significant costs. Reducing the threshold needed to call a special meeting from 20% to 10%, as proposed by the proponent, would increase the risk of special meetings being called by a handful of stockholders focusing on short-term interests. Such misuse of the special meeting may cause disruption in the effective management of our Company and be detrimental to stockholders’ long-term interests.

The proposal also contains a number of assertions that mispresent the rights that PayPal stockholders have to call a special meeting. For example, the proposal asserts that the ownership threshold for calling a special stockholder meeting is effectively 25% of the shares that vote at an annual meeting. Our Restated Certificate of Incorporation and Bylaws unambiguously provide that special meetings of PayPal’s stockholders may be called at the request of holders of 20% of PayPal’s outstanding common stock. In addition, the proposal claims that at the 2021 Annual Meeting, PayPal management “disingenuously left out all the strings that are attached to the 20% figure that can make it beyond 30% in reality.” Our Restated Certificate of Incorporation and Bylaws describe in detail the requirements for calling a special meeting of stockholders. Stockholders should not be misled or confused by these and other erroneous statements regarding the right to call special meetings.

Accordingly, our Board believes that the 20% ownership requirement to call such a meeting strikes a reasonable balance between making an extraordinary action more available to our stockholders while taking into account the significant commitment of management time and attention that is necessary to organize and prepare for a special meeting, as well as the substantial legal, administrative and distribution costs associated with a meeting of PayPal’s stockholders. The Board also considered statistical research across the S&P 500 and determined that our existing 20% ownership threshold continues to be appropriate. In this regard, our existing 20% threshold is consistent with, and in most cases lower than, the thresholds of other S&P 500 companies that offer stockholders the right to call a special meeting. In fact, only approximately 20% of S&P 500 companies provide shareholders the right to call a special meeting at a threshold lower than 20% as of March 15, 2022.

PayPal’s strong corporate governance practices make adoption of this proposal unnecessary.

The Board believes that PayPal’s corporate governance practices already empower stockholders, promote Board and management accountability, and demonstrate PayPal’s responsiveness to stockholder concerns. Examples include the following:

•

Robust Stockholder Engagement – In 2021, we contacted investors representing approximately 58% of our common stock through our stockholder outreach program, and holders of approximately 38% of our common stock responded and engaged with us

•

Board Composition – Our Board is composed of individuals with highly relevant and complementary skills, professional experience and backgrounds, who bring diverse viewpoints and perspectives and effectively represent the long-term interests of our stockholders

•	Independent Board Leadership – Independent Board Chair, and 11 of 12 directors are independent

•	Annual Election of Board of Directors

•	Majority Voting for Uncontested Director Elections

•	Proxy Access

•	Safeguards for Virtual Meetings

•	No Stockholder Rights Plan

82	• 2022 Proxy Statement

PROPOSAL 5: STOCKHOLDER PROPOSAL – SPECIAL SHAREHOLDER MEETING IMPROVEMENT

When viewed together with our strong corporate governance policies and practices, our robust stockholder engagement program and the stockholder-friendly governance provisions that we already have in place, the Board believes that our current 20% special meeting threshold is appropriate and enhances shareholder rights while still ensuring appropriate support among stockholders is required to call a special meeting. Our 20% ownership threshold is consistent with that of companies in the S&P 500 which allow stockholders to call a special meeting, the significant majority of which require an ownership threshold of 20% or greater. Lowering the threshold would increase the potential for the unnecessary waste of corporate resources and disruption to corporate operations. Accordingly, the Board believes the adoption of this proposal is unnecessary and not in the best interests of PayPal or its stockholders.

THE BOARD RECOMMENDS A VOTE AGAINST STOCKHOLDER PROPOSAL 5.

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FREQUENTLY ASKED QUESTIONS

Proxy Materials

Frequently Asked Questions

Proxy Materials

1.	Why did I receive these proxy materials?

We have made these materials available to you or delivered paper copies by mail in connection with our Annual Meeting, which will take place exclusively online on Thursday, June 2, 2022. As a stockholder, you are invited to participate in the Annual Meeting via live webcast and vote on the business items described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is intended to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

•	The Notice of the Annual Meeting;

•	Our proxy statement for the Annual Meeting; and

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

If you received a paper copy of these materials by mail, the proxy materials also include a proxy card, or a voting instruction form for the Annual Meeting. If you received a “Notice of Internet Availability of Proxy Materials” (described below) instead of a paper copy of the proxy materials, see the section entitled “Voting Information” below for information regarding how you can vote your shares.

3.	What does it mean if I receive more than one Notice, proxy card or voting instruction form?

It generally means that some of your shares are registered differently or are in more than one account. Please provide voting instructions for all Notices, proxy cards and voting instruction forms you receive.

4.	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We are distributing our proxy materials to certain stockholders over the Internet under the “notice and access” approach in accordance with SEC rules. As a result, we are mailing to many of our stockholders a “Notice of Internet Availability of Proxy Materials” (“Notice”) instead of a paper copy of the proxy materials. All stockholders receiving the Notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may request access to proxy materials electronically on an ongoing basis or in printed form by mail.

5.	How can I access the proxy materials over the Internet?

Your Notice, proxy card or voting instruction form will contain instructions on how to:

•	view our proxy materials for the Annual Meeting on the Internet; and

•	instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available on our website at https://investor.pypl.com/financials/annual-reports/default.aspx.

Your Notice, proxy card or voting instruction form will contain instructions on how you may request access to proxy materials electronically on an ongoing basis. Instead of receiving future copies of our proxy statements and annual reports by mail, stockholders of record and most beneficial owners may elect to receive an email that will provide an electronic link to these documents. Choosing to receive your proxy materials electronically helps us to conserve natural resources and reduces the cost of printing and distributing our proxy materials, as well as the environmental impact of our Annual Meeting. If you choose to access future proxy materials electronically, you will receive an email with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive future proxy materials by email will remain in effect until you revoke it.

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FREQUENTLY ASKED QUESTIONS

Proxy Materials

6.	How may I obtain a paper copy of the proxy materials?

If you receive a paper Notice instead of a paper copy of the proxy materials, the Notice will provide instructions about how to obtain a paper copy of the proxy materials. If you receive the Notice by email, the email will also include instructions about how to obtain a paper copy of the proxy materials. All stockholders of record who do not receive a paper Notice or email will receive a paper copy of the proxy materials by mail.

7.	I share an address with another stockholder, and we received only one paper copy of the proxy materials or Notice. How may I obtain an additional copy?

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding PayPal common stock but who share the same address, we have adopted an SEC-approved procedure called “householding.” Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to certain stockholders having the same last name and address and to individuals with more than one account registered at our transfer agent with the same address, unless contrary instructions have been received from an affected stockholder. This practice helps us to conserve natural resources and reduces printing costs and mailing fees, as well as the environmental impact of our Annual Meeting. Stockholders participating in householding will continue to receive separate proxy cards.

If you are a beneficial owner and wish to receive a separate Notice or set of proxy materials, please request the additional copy by contacting your individual bank, broker or other nominee. If you wish to receive a separate Notice or set of proxy materials now, please request the additional copy by contacting Broadridge Financial Solutions, Inc. (“Broadridge”) at:

•	By Internet: www.proxyvote.com

•	By telephone: 1-800-579-1639

•	By email: sendmaterial@proxyvote.com

If you request a separate Notice or set of proxy materials by email, please be sure to include your control number in the subject line. A separate Notice or set of proxy materials, as applicable, will be sent promptly following receipt of your request.

If you are a stockholder of record and wish to receive a separate Notice or set of proxy materials, as applicable, in the future, please contact Computershare Shareowner Services LLC, our transfer agent, at:

•	1-800-522-6645

If you are the beneficial owner of shares held through a bank, broker, or other nominee, and you wish to receive a separate Notice or set of proxy materials, as applicable, in the future, please call Broadridge at:

•	1-866-540-7095

8.	I share an address with another stockholder, and we received more than one paper copy of the proxy materials or the Notice. How do we obtain a single copy in the future?

Stockholders of record sharing an address who are receiving multiple copies of the proxy materials or the Notice, as applicable, and who wish to receive a single copy of such materials in the future may contact Computershare Shareowner Services LLC, our transfer agent, at:

•	1-800-522-6645

Beneficial owners of shares held through a bank, broker, or other nominee sharing an address who are receiving multiple copies of the proxy materials or the Notice, as applicable, and who wish to receive a single copy of such materials in the future may contact Broadridge at:

•	1-866-540-7095

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FREQUENTLY ASKED QUESTIONS

Voting Information

Voting Information

9.

Which proposals will be voted on at the Annual Meeting? How does the Board recommend that I vote? What is the vote required to approve each of the proposals? What effect will abstentions and broker non-votes have?

	Voting Options	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions	Broker Discretionary Voting Allowed*

Proposal 1: Election of 12 Director Nominees Named in this Proxy Statement.	For, Against or Abstain for each nominee	FOR each nominee	Majority of votes cast for such nominee	No effect	No

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation.	For, Against or Abstain	FOR	Majority of shares represented in person or by proxy at the meeting	Treated as votes Against	No

Proposal 3: Advisory Vote on the Frequency of the Stockholder Advisory Vote to Approve Named Executive Compensation.	Every Year, Every Two Years, Every Three Years or Abstain	FOR “EVERY YEAR”	Plurality of shares represented at the Annual Meeting and entitled to vote	No effect	No

Proposal 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Auditor for 2022.	For, Against or Abstain	FOR	Majority of shares represented in person or by proxy at the meeting	Treated as votes Against	Yes

Proposal 5: Stockholder Proposal – Special Shareholder Meeting Improvement.	For, Against or Abstain	AGAINST	Majority of shares represented in person or by proxy at the meeting	Treated as votes Against	No

*	See Question 16 below for additional information on broker non-votes.

10.	Who is entitled to vote? How many shares can I vote?

Each share of PayPal common stock issued and outstanding as of the close of business on April 5, 2022, the Record Date for the Annual Meeting, is entitled to cast one vote per share on all items being voted on at the Annual Meeting. You may vote all shares of PayPal common stock that you owned as of the Record Date, including (1) shares held directly in your name as the stockholder of record, including shares purchased or acquired through PayPal’s equity incentive plans and (2) shares held for you as the beneficial owner through a broker, bank or other nominee.

On the Record Date, 1,161,295,700 shares of PayPal common stock were issued and outstanding and entitled to vote.

11.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares as a beneficial owner through a bank, broker, or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some important distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services LLC, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to PayPal or to a third party, or to vote your shares during the Annual Meeting.

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FREQUENTLY ASKED QUESTIONS

Voting Information

Beneficial Owner

If your shares are held in a brokerage account or by a bank or other holder of record (commonly referred to as holding shares in “street name”), you are considered the “beneficial owner” of those shares. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares during our Annual Meeting.

12.	How can I vote my shares without participating in the Annual Meeting?

Whether you are a stockholder of record or a beneficial stockholder, you may direct how your shares are voted without participating in the Annual Meeting. We encourage stockholders to vote well before the Annual Meeting, even if they plan to attend the virtual Annual Meeting. Please make sure that you have your Notice, proxy card or voting instruction form available and carefully follow the instructions. There are three ways to vote by proxy:

•	By Internet: vote your shares online at www.proxyvote.com.

•	By telephone: call 1-800-690-6903 or the telephone number on your proxy card or voting instruction form.

•	By mail: complete, sign and date your proxy card or voting instruction form and return in the postage-paid envelope.

Internet and telephone voting are available 24 hours a day until 11:59 p.m. Eastern time on Wednesday, June 1, 2022.

13.	How can I vote my shares during the Annual Meeting?

The Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website:

•	www.virtualshareholdermeeting.com/PYPL2022

To participate in the Annual Meeting, you will need the 16-digit control number included on the Notice, proxy card or voting instruction form, as applicable.

Whether you are a stockholder of record or a beneficial stockholder, you may vote your shares electronically during the Annual Meeting. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to participate in the Annual Meeting.

14.	May I change my vote or revoke my proxy?

If you are the stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	submitting a new proxy by Internet, telephone or paper ballot with a later date (which will automatically revoke the earlier proxy);

•	sending written notice of revocation to our Corporate Secretary; or

•	voting in person by attending the virtual Annual Meeting by webcast.

Participation in the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request in a manner described in the immediately preceding sentence. For shares you hold beneficially in the name of a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your broker, bank or nominee, or by participating in the meeting and electronically voting your shares during the meeting.

15.	What if I return my proxy card but do not provide voting instructions?

If you are a stockholder of record and you return your signed proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board (see Question 9 above).

16.	What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner of shares, your broker, bank or other nominee is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting, except for Proposal 4 (the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2022), unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your shares on the Internet or by telephone. If you do not provide voting instructions, your shares will not be voted on any proposal except for Proposal 4. This is called a “broker non- vote.” For your vote to be counted, you will need to communicate your voting decision to your broker, bank or other nominee before the date of the Annual Meeting, or to vote in person at the virtual Annual Meeting.

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FREQUENTLY ASKED QUESTIONS

Attending the Annual Meeting

17.	Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner designed to protect your voting privacy. Your vote will not be disclosed, either within PayPal or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate proxy solicitation. To the extent that stockholders provide written comments on their proxy cards, those comments will be forwarded to management.

18.	What constitutes a quorum?

The quorum requirement for holding the Annual Meeting and the transaction of business is that holders of a majority of the shares of PayPal common stock entitled to vote at the Annual Meeting must be present in person or represented by proxy. All abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

19.	Who will bear the cost of soliciting votes for the Annual Meeting?

We will bear the expense of soliciting proxies and have engaged D.F. King & Co., Inc. to solicit proxies for a fee of $17,500, plus a reasonable amount to cover expenses. We will reimburse brokerage houses and other custodians, fiduciaries and nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of shares. Our directors, officers and employees may solicit proxies in person, by mail, by telephone, or by electronic communication. No additional compensation will be paid to our directors, officers or employees for such services.

20.	What happens if additional matters are presented at the Annual Meeting?

Other than the five items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Daniel H. Schulman, John D. Rainey, Bimal Patel and Brian Y. Yamasaki, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

21.	Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and will publish the final voting results in a Current Report on Form 8-K within four business days of the Annual Meeting. The Form 8-K can be found at www.sec.gov and on our Investor Relations website.

Attending the Annual Meeting

22.	How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online via live webcast. You are entitled to attend and participate in the Annual Meeting only if you were a PayPal stockholder as of the close of business on April 5, 2022, the Record Date, or if you hold a valid proxy for the Annual Meeting.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PYPL2022. You also will be able to vote your shares by attending the virtual Annual Meeting online. Interested persons who were not stockholders as of the close of business on April 5, 2022, the Record Date, may view, but not participate, in the Annual Meeting by visiting www.virtualshareholdermeeting.com/PYPL2022. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials. Stockholders who wish to submit a question to PayPal prior to the Annual Meeting may do so at www.proxyvote.com before 8:59 p.m. Pacific Time on June 1, 2022. Stockholders will need the 16-digit control number to submit a question.

The online meeting will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time, and you should allow sufficient time for the check-in procedures.

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FREQUENTLY ASKED QUESTIONS

Attending the Annual Meeting

23.	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians to assist you if you experience technical difficulties accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 844-986-0822 (U.S.) or 303-562-9302 (international).

24.	Why are you holding a virtual meeting instead of a physical meeting?

We have conducted an exclusively virtual Annual Meeting each year since becoming a public company in 2015 and have adopted a series of safeguards which we believe provide all stockholders the same rights and opportunities to participate as they would at an in-person meeting. We have found that the virtual meeting format enables greater stockholder attendance and participation globally, while reducing our environmental impact and saving the Company’s and investors’ time and money. Please visit www.virtualshareholdermeeting.com/PYPL2022, where you can attend this year’s Annual Meeting and submit questions before and during the meeting. For additional information regarding our virtual Annual Meeting, please see the section entitled “Important Information About PayPal’s Virtual Annual Meeting” on page 2 of this proxy statement.

25.	Can stockholders ask questions during the Annual Meeting?

Yes. We will answer stockholder questions submitted in advance of, and questions submitted live during, the Annual Meeting, time permitting. Stockholders may submit a question in advance of the meeting before 8:59 p.m. Pacific Time on June 1, 2022 at www.proxyvote.com after logging in with the 16-digit control number included on the Notice, on their proxy card (if they requested printed materials), or on the instructions that accompanied their proxy materials. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/PYPL2022. We will endeavor to answer as many questions submitted by stockholders that comply with the meeting rules of conduct as time permits. We will limit each stockholder to one question so we can answer questions from as many stockholders as possible. Questions should be succinct and cover only one topic. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. In addition, questions may be edited for brevity and grammatical corrections. We do not intend to address any questions that are, among other things: irrelevant to the business of the Company or to the business of the Annual Meeting; related to material non-public information of the Company; related to personal matters or grievances; derogatory or otherwise in bad taste; repetitious statements already made by another stockholder; in furtherance of the stockholder’s personal or business interests; or out of order or not otherwise suitable for the conduct of the Annual Meeting, in each case as determined by the Board Chair or Corporate Secretary in their reasonable discretion. For additional information regarding our virtual Annual Meeting, please see the section entitled “Important Information About PayPal’s Virtual Annual Meeting” on page 2 of this proxy statement.

26.	What is the deadline to propose actions for consideration at the 2023 Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals for the 2023 Annual Meeting

Stockholders may present proper proposals for consideration at future stockholder meetings. For a stockholder proposal (other than a director nomination) to be considered for inclusion in our proxy statement and for consideration at our 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”), our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 20, 2022. If we hold our 2023 Annual Meeting more than 25 days before or after the one-year anniversary date of the Annual Meeting, we will disclose the new deadline by which stockholder proposals must be received by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act. Proposals should be addressed to Corporate Secretary, PayPal Holdings, Inc., 2211 North First Street, San Jose, California 95131. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received.

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal, including the nomination of directors, before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy materials. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) brought before the meeting by the Company and specified in the notice of a meeting given by or at the direction of our Board, (2) brought before the meeting by or at the direction of our Board, or (3) otherwise properly brought before the meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must

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FREQUENTLY ASKED QUESTIONS

Attending the Annual Meeting

contain the information specified in our Bylaws. To be timely for our 2023 Annual Meeting, our Corporate Secretary must receive the written notice by overnight express courier or registered mail, return receipt requested, at our principal executive offices:

•	not earlier than the close of business on December 20, 2022; and

•	not later than the close of business on January 19, 2023.

If we hold our 2023 Annual Meeting more than 25 days before or after the one-year anniversary of the 2022 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive offices no later than the close of business on the 10th day following the day on which public disclosure of the date of such annual meeting was first made.

If a stockholder proponent (or its representative) does not appear virtually (for a virtual annual meeting) or in person (for a physical annual meeting) to present their proposal or nomination at such meeting, we are not required to present the proposal for a vote at such meeting.

In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that our Corporate Secretary receive the notice within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

We advise you to review our Bylaws, which contain these and other requirements with respect to advance notice of stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Our Bylaws were filed with the SEC on January 18, 2019 as an exhibit to our Current Report on Form 8-K and are available at https://investor.pypl.com/financials/sec-filings/default.aspx. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for submitting stockholder proposals and nominating director candidates. We will not consider any proposal or nomination that is not timely or otherwise does not meet our Bylaws’ and SEC requirements for submitting a proposal or nomination. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

In addition, to comply with the universal proxy rules under the Exchange Act (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2023.

27.	Where can I find more information about the Company’s SEC filings, governance documents and communicating with the Company and the Board?

SEC Filings and Reports

Our SEC filings, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any amendments to those reports, are available free of charge on our Investor Relations website at https://investor.pypl.com/financials/sec-filings/default.aspx.

Corporate Governance Documents

The Governance Guidelines, charters of our principal Board committees, our Code of Business Conduct and Ethics and other key corporate governance documents and materials are available on our Investor Relations website at https://investor.pypl.com/governance/governance-overview/default.aspx.

Communicating with Management and Investor Relations

Stockholders may contact management or Investor Relations through our Investor Relations department by writing to Investor Relations at our principal executive offices at PayPal Holdings, Inc., 2211 North First Street, San Jose, California 95131 or by email at investorrelations@paypal.com.

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FREQUENTLY ASKED QUESTIONS

Attending the Annual Meeting

Communicating with the Board

Our Board has adopted a process by which stockholders or other interested persons may communicate with the Board or any of its members. Stockholders and other interested parties may send communications in writing to any or all directors (including the Board Chair, Board committees or the independent directors as a group) in care of our Corporate Secretary, PayPal Holdings, Inc., 2211 North First Street, San Jose, California 95131. All mail received may be opened and screened for security purposes. Certain items that are unrelated to the duties and responsibilities of the Board will not forwarded. Such items include, but are not limited to: spam; junk mail and mass mailings; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is trivial, obscene, unduly hostile, threatening, illegal or similarly unsuitable items will not be forwarded.

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OTHER MATTERS

Other Matters

The Board is not aware of any other matters that will be presented for consideration at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment.

By Order of the Board of Directors

Brian Y. Yamasaki

Corporate Secretary

Dated: April 19, 2022

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income and GAAP Operating Margin to Non-GAAP Operating Margin

APPENDIX A:

Reconciliation of Non-GAAP Financial Measures

This proxy statement contains certain non-GAAP measures of financial performance. These non-GAAP measures include Non-GAAP Operating Margin and Free Cash Flow.

These non-GAAP measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures.

Reconciliation to the most directly comparable GAAP measure of all non-GAAP measures included in the proxy statement can be found in the tables below.

In addition to the non-GAAP measures discussed above, the company also analyzes certain measures, including revenues on an FX-neutral basis to better measure the comparability of operating results between periods. The company believes that changes in foreign currency exchange rates are not indicative of the company’s operations, and that evaluating growth in revenues on an FX-neutral basis provides an additional meaningful and comparable assessment of this measure to both management and investors. FX-neutral results are calculated by translating the current period’s local currency results with the prior period’s exchange rate. FX-neutral growth rates are calculated by comparing the current period’s FX-neutral results by the prior period’s results, excluding the impact from hedging activities.

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income and GAAP Operating Margin to Non-GAAP Operating Margin

	Year Ended December 31,
	2021	2020	2019	2018[1]
	(In millions, except percentages) (unaudited)

GAAP net revenues	$25,371	$21,454	$17,772	$15,451

GAAP operating income	4,262	3,289	2,719	$2,194

Stock-based compensation expense and related employer payroll taxes	1,539	1,472	1,104	920

Amortization of acquired intangible assets	441	450	211	146

Restructuring	27	109	78	25

Other[1]	35	48	16	40

Acquisition related transaction expense	—	20	3	24

Total non-GAAP operating income adjustments	2,042	2,099	1,412	1,155

Non-GAAP operating income	$6,304	$5,388	$4,131	$3,349

GAAP operating margin	17%	15%	15%	14%

Non-GAAP operating margin	25%	25%	23%	22%

[1]	The year ended for the periods presented, as applicable, include the following:
•

December 31, 2021 includes a $9 million charge associated with early lease terminations and $26 million of asset impairment charges for right-of-use lease assets and related leasehold improvements in conjunction with exiting certain leased properties.

•

December 31, 2020 includes $30 million of asset impairment charges for right-of-use lease assets and related leasehold improvements in conjunction with exiting certain leased properties, $22 million of expenses related to pre-acquisition contingencies of an acquired company identified outside of the measurement period, and an adjustment of $4 million to an award for a legal proceeding based on the final settlement.

•

December 31, 2019 includes a $23 million award for a legal proceeding and a $7 million gain related to the sale of our U.S. consumer credit receivables portfolio executed during the year ended December 31, 2018.

•	December 31, 2018 includes net loss related to the sale of our U.S. consumer credit receivables portfolio.

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Reconciliation of Operating Cash Flow to Free Cash Flow and Adjusted Free Cash Flow

Reconciliation of Operating Cash Flow to Free Cash Flow and Adjusted Free Cash Flow

	Year Ended December 31,
	2021	2020	2019	2018[1]
	(In millions/unaudited)

Net cash provided by operating activities	$6,340	$5,854	$4,071	$5,480

Less: Purchases of property and equipment	(908)	(866)	(704)	(823)

Free cash flow	$5,432	$4,988	$3,367	$4,657

[1]

Free cash flow for 2018 reflects the impact of held for sale accounting treatment in connection with the sale of the Company’s U.S. consumer credit receivables portfolio, which increased free cash flow for 2018 by approximately $1.4 billion. Normalizing for this impact, free cash flow for 2018 would have been approximately $3.3 billion.

94	• 2022 Proxy Statement

Our Values Inclusion Respect and value uniqueness and diversity of thought. We’re talking everyone, everywhere, at all times, regardless of background, level or circumstance. Ideas are richer and execution is stronger when everyone feels included. Innovation Create amazing experiences for our customers–whether merchant, consumer or the PayPal community. Think differently, look end-to-end and practice empathy by putting yourself in our customers’ shoes. Collaboration Work as a team, drive ownership and accountability, make decisions and get results. Foster trust, have integrity, champion each other and have each others’ backs. Eradicate silos and win as a team. Wellness Care for and actively support each other’s well-being. Create a super energizing workplace that brings out the best in our employees by nourishing our mental, physical and emotional balance.

PayPal funded certified carbon credit projects to compensate for the climate impact of this publication.

PAYPAL HOLDINGS, INC.

2211 NORTH FIRST STREET

SAN JOSE, CA 95131

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/PYPL2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D75981-P68345                KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PAYPAL HOLDINGS, INC.
The Board of Directors recommends that you vote “FOR” each of the director nominees below:

Proposal 1 – Election of the 12 Director Nominees Identified in the Proxy Statement.

Nominees:		For	Against	Abstain

1a.	Rodney C. Adkins	☐	☐	☐

1b.	Jonathan Christodoro	☐	☐	☐

1c.	John J. Donahoe	☐	☐	☐

1d.	David W. Dorman	☐	☐	☐

1e.	Belinda J. Johnson	☐	☐	☐

1f.	Enrique Lores	☐	☐	☐

1g.	Gail J. McGovern	☐	☐	☐

1h.	Deborah M. Messemer	☐	☐	☐

1i.	David M. Moffett	☐	☐	☐

1j.	Ann M. Sarnoff	☐	☐	☐

1k.	Daniel H. Schulman	☐	☐	☐

1l.	Frank D. Yeary	☐	☐	☐

The Board of Directors recommends a vote “FOR” proposals 2 and 4 and for “Every Year” on proposal 3 below:	For	Against	Abstain

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation.	☐	☐	☐

Every Year	Every Two Years	Every Three Years	Abstain

Proposal 3 – Advisory Vote on the Frequency of the Stockholder Advisory Vote to Approve Named Executive Officer Compensation. ☐	☐	☐	☐

	For	Against	Abstain

Proposal 4 – Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Auditor for 2022.	☐	☐	☐

The Board of Directors recommends that you vote “AGAINST” proposal 5 below:	For	Against	Abstain

Proposal 5 – Stockholder Proposal – Special Shareholder Meeting Improvement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. If this proxy is signed and returned, it will be voted in accordance with your instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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D75982-P68345

PAYPAL HOLDINGS, INC.

Annual Meeting of Stockholders

To be Held on June 2, 2022

8:00 a.m., Pacific Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints DANIEL H. SCHULMAN, JOHN D. RAINEY, BIMAL PATEL, and BRIAN Y. YAMASAKI, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of PayPal Holdings, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of PayPal Holdings, Inc., a Delaware corporation, to be held on Thursday, June 2, 2022, at 8:00 a.m., Pacific Time, at www.virtualshareholdermeeting.com/PYPL2022, for the purposes listed on the reverse side and at any and all continuation(s) and adjournment(s) of that meeting, with all powers that the undersigned would possess if personally present, upon and in respect to the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO CHOICE IS SPECIFIED: FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THE PROXY STATEMENT, FOR PROPOSALS 2 AND 4, FOR EVERY YEAR ON PROPOSAL 3, AND AGAINST PROPOSAL 5, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY CONTINUATION(S) AND ADJOURNMENT(S) THEREOF.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Continued and to be signed on reverse side